              V A N  K A M P E N  A M E R I C A N  C A P I T A L


                             LIFE INVESTMENT TRUST


                                 ANNUAL REPORT
                               DECEMBER 31, 1997


                             [PHOTO APPEARS HERE]


   ___________ A Wealth of Knowledge . A Knowledge of Wealth/TM/___________

                          VAN KAMPEN AMERICAN CAPITAL

                    TABLE OF CONTENTS

Letter to Policyholders................................   1
Performance Results....................................   3
Performance in Perspective.............................   5
Portfolio Management Review............................   9
Asset Allocation Portfolio
 Portfolio of Investments..............................  30
 Statement of Assets and Liabilities...................  36
 Statement of Operations...............................  37
 Statement of Changes in Net Assets....................  38
 Financial Highlights..................................  39
Domestic Income Portfolio
 Portfolio of Investments..............................  40
 Statement of Assets and Liabilities...................  42
 Statement of Operations...............................  43
 Statement of Changes in Net Assets....................  44
 Financial Highlights..................................  45
Emerging Growth Portfolio
 Portfolio of Investments..............................  46
 Statement of Assets and Liabilities...................  53
 Statement of Operations...............................  54
 Statement of Changes in Net Assets....................  55
 Financial Highlights..................................  56
Enterprise Portfolio
 Portfolio of Investments..............................  57
 Statement of Assets and Liabilities...................  61
 Statement of Operations...............................  62
 Statement of Changes in Net Assets....................  63
 Financial Highlights..................................  64
Global Equity Portfolio
 Portfolio of Investments..............................  65
 Statement of Assets and Liabilities...................  71
 Statement of Operations...............................  72
 Statement of Changes in Net Assets....................  73
 Financial Highlights..................................  74
Government Portfolio
 Portfolio of Investments..............................  75
 Statement of Assets and Liabilities...................  77
 Statement of Operations...............................  78
 Statement of Changes in Net Assets....................  79
 Financial Highlights..................................  80
Growth and Income Portfolio
 Portfolio of Investments..............................  81
 Statement of Assets and Liabilities...................  85
 Statement of Operations...............................  86
 Statement of Changes in Net Assets....................  87
 Financial Highlights..................................  88
Money Market Portfolio
 Portfolio of Investments..............................  89
 Statement of Assets and Liabilities...................  90
 Statement of Operations...............................  91
 Statement of Changes in Net Assets....................  92
 Financial Highlights..................................  93
Morgan Stanley Real Estate Securities Portfolio
 Portfolio of Investments..............................  94
 Statement of Assets and Liabilities...................  97
 Statement of Operations...............................  98
 Statement of Changes in Net Assets....................  99
 Financial Highlights.................................. 100
Strategic Stock Portfolio
 Portfolio of Investments.............................. 101
 Statement of Assets and Liabilities................... 103
 Statement of Operations............................... 104
 Statement of Changes in Net Assets.................... 105
 Financial Highlights.................................. 106
Notes to Financial Statements.......................... 107
Report of Independent Accountants...................... 117

                            LETTER TO POLICYHOLDERS

February 3, 1998


Dear Policyholder,

     The new year ushers in what promises to be an exciting and challenging time for investors. The Taxpayer Relief Act of 1997 signed into law by President Clinton in August creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.

     Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called "Kiddie Credit" gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses with the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax-free, not just tax-deferred.

     This year more than ever, it might be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.


ECONOMIC OVERVIEW

     These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is heading for a surplus, and our nation's currency is rising against currencies around the world .

     Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.

     After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.


MARKET OVERVIEW

     Bolstered by solid economic growth and low inflation, stock prices continued their advance during the reporting period. With its 22.64 percent advance in 1997, the Dow Jones Industrial Average completed its third consecutive year of 20 percent-plus gains for the first time in the history of the index. However, volatility also increased as U.S. stocks rose. Stronger-than-expected economic growth and a subsequent hike in short-term interest rates caused stock prices to fall by


        [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL APPEARS HERE]

                                       1                 Continued on page two

10 percent in the spring. Later in the year, investors were unnerved by the spreading economic crisis in Asia. Between early August and late October, the DJIA fell by 16 percent before rebounding sharply to close the reporting period near record highs.

     Within the equity market, large stocks continued to outperform their small-cap cousins. For the year, the Russell 1000 Index of large-cap companies returned 30.49 percent, compared to 20.52 percent for the Russell 2000 Index of small stocks. A wave of consolidations helped make financial services the top-performing industry group. The Dow Jones Financial Index soared 48.44 percent during 1997.

     Fixed-income investments enjoyed solid gains, supported by low inflation and steady Federal Reserve policy. The yield on the Treasury's benchmark 30-year bond began the year at 6.64 percent and climbed to 7.17 percent in April amid fears that strong economic growth would reignite inflation. As subsequent data showed the economy to be slowing, Treasury bond yields drifted lower, reaching the lowest level in more than four years by the end of the year. Bond prices, which move in the opposite direction of bond yields, rose significantly.


OUTLOOK

     We expect that the recent upheavals in Southeast Asia will have a mixed impact on the U.S. economy and financial markets. Overall, we believe that lower currency values in Asia will likely result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. Such a scenario usually benefits stock prices, and we believe that a portfolio of high-quality domestic stocks should continue to perform well. We also anticipate that stock selection will play a larger role in generating investment performance due to the uneven impact of the Asian crisis on individual companies.

     Over the longer term, however, the difficulties in Asia have done nothing to shake our belief that the American economy remains on fundamentally solid ground. And in recent years, each significant decline in long-term interest rates has ignited economic growth by making housing, autos, and other big-ticket consumer goods more affordable. Falling budget deficits, solid growth, low inflation, and stable interest rates should continue to foster a favorable environment for saving and investing.

     As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

     Additional details about your Portfolios, including question-and-answer sections with your portfolio management teams, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.


Sincerely,



/s/ Don G. Powell                       /s/ Dennis J. McDonnell

Don G. Powell                           Dennis J. McDonnell
Chairman                                President
Van Kampen American Capital             Van Kampen American Capital
Asset Management, Inc.                  Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

                          ASSET ALLOCATION PORTFOLIO

TOTAL RETURNS

One-year total return based on NAV/1/................................   21.81%
Five-year average annual total return based on NAV/1/................   13.59%
Ten-year average annual total return based on NAV/1/.................   12.78%
Life-of-Portfolio average annual total return based on NAV/1/........   11.84%
Commencement date.................................................... 06/30/87

                           DOMESTIC INCOME PORTFOLIO

TOTAL RETURNS

One-year total return based on NAV/1/................................   11.90%
Five-year average annual total return based on NAV/1/................   10.02%
Ten-year average annual total return based on NAV/1/.................    8.29%
Life-of-Portfolio average annual total return based on NAV/1/........    8.31%
Commencement date.................................................... 11/04/87

DISTRIBUTION RATE AND YIELD

Distribution rate/2/.................................................    8.64%
SEC Yield/3/.........................................................    7.18%

                           EMERGING GROWTH PORTFOLIO

TOTAL RETURNS

One-year total return based on NAV/1/................................   20.42%
Life-of-Portfolio average annual total return based on NAV/1/........   22.03%
Commencement date.................................................... 07/03/95

                             ENTERPRISE PORTFOLIO

TOTAL RETURNS

One-year total return based on NAV/1/................................   30.66%
Five-year average annual total return based on NAV/1/................   18.65%
Ten-year average annual total return based on NAV/1/.................   17.23%
Life-of-Portfolio average annual total return based on NAV/1/........   12.69%
Commencement date.................................................... 04/07/86

                            GLOBAL EQUITY PORTFOLIO

TOTAL RETURNS

One-year total return based on NAV/1/................................   15.85%
Life-of-Portfolio average annual total return based on NAV/1/........   14.21%
Commencement date.................................................... 07/03/95

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

                             GOVERNMENT PORTFOLIO

TOTAL RETURNS

One-year total return based on NAV/1/................................    9.61%
Five-year average annual total return based on NAV/1/................    6.17%
Ten-year average annual total return based on NAV/1/.................    8.17%
Life-of-Portfolio average annual total return based on NAV/1/........    7.10%
Commencement date.................................................... 04/07/86

DISTRIBUTION RATE AND YIELD

Distribution rate/2/.................................................    6.05%
SEC Yield/3/.........................................................    6.12%

                          GROWTH AND INCOME PORTFOLIO

TOTAL RETURNS

One-year total return based on NAV/1/................................   23.90%
Life-of-Portfolio cumulative total return based on NAV/1/............   23.02%
Commencement date.................................................... 12/23/96

                MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

TOTAL RETURNS

One-year total return based on NAV/1/................................   21.47%
Life-of-Portfolio average annual total return based on NAV/1/........   27.89%
Commencement date.................................................... 07/03/95

                           STRATEGIC STOCK PORTFOLIO

TOTAL RETURNS

Life-of-Portfolio cumulative total return based on NAV/1/............    2.45%
Commencement date.................................................... 11/03/97

/1/ Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

/2/ Distribution rate (based on net asset value) represents the annualized distributions of the Portfolio at the end of the period and not the earnings of the Portfolio.

/3/ SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 31, 1997.

    See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Portfolio shares, when redeemed, may be worth more or less than their original cost.

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

     Each of the following charts shows the total return performance of a different Life Investment Trust Portfolio compared to a benchmark index, excluding the Life Investment Trust--Strategic Stock Portfolio. Due to the short period of time since LIT--Strategic Stock Portfolio's inception (November 3, 1997) and the length of time required to become adequately invested, a comparison to a benchmark index is not appropriate at this time. It is important to track your investment portfolio's performance at regular intervals. The indexes do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. Similarly, their performances do not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Portfolio. For details on market conditions and each Portfolio's performance during the reporting period, please see pages nine through twenty-nine of this report.

     GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
     Van Kampen American Capital Life Investment Trust--Asset Allocation Portfolio vs. Standard & Poor's 500-Stock Index (December 31, 1987 through December 31, 1997)

     Portfolio's Total Return
     1 Year Avg. Annual       = 21.81%
     5 Year Avg. Annual       = 13.59%
     10 Year Avg. Annual      = 12.78%
     Inception Avg. Annual    = 11.84%

                             [GRAPH APPEARS HERE]

LABEL               A                                     B
LABEL           VKAC LIT ASSET ALLOCATION    STANDARD & POOR'S 500 STOCK INDEX
    1  Dec 1987     $10,000                                           $10,000
    2               $10,366                                           $10,404
    3               $10,586                                           $10,839
    4               $10,356                                           $10,569
    5               $10,282                                           $10,669
    6               $10,209                                           $10,703
    7               $10,533                                           $11,269
    8               $10,387                                           $11,208
    9               $10,241                                           $10,776
   10               $10,578                                           $11,305
   11               $10,840                                           $11,599
   12               $10,683                                           $11,379
   13  Dec 1988     $10,761                                           $11,650
   14               $11,173                                           $12,478
   15               $11,084                                           $12,117
   16               $11,151                                           $12,474
   17               $11,521                                           $13,099
   18               $11,722                                           $13,559
   19               $11,889                                           $13,573
   20               $12,379                                           $14,772
   21               $12,390                                           $15,001
   22               $12,379                                           $15,024
   23               $12,368                                           $14,646
   24               $12,557                                           $14,888
   25  Dec 1989     $12,679                                           $15,330
   26               $12,149                                           $14,275
   27               $12,279                                           $14,397
   28               $12,444                                           $14,866
   29               $12,102                                           $14,466
   30               $12,950                                           $15,797
   31               $12,962                                           $15,797
   32               $13,103                                           $15,715
   33               $12,314                                           $14,232
   34               $11,996                                           $13,636
   35               $11,972                                           $13,545
   36               $12,538                                           $14,357
   37  Dec 1990     $12,919                                           $14,852
   38               $13,117                                           $15,469
   39               $13,724                                           $16,510
   40               $14,021                                           $17,002
   41               $13,971                                           $17,008
   42               $14,443                                           $17,664
   43               $13,971                                           $16,965
   44               $14,430                                           $17,726
   45               $14,852                                           $18,074
   46               $14,926                                           $17,871
   47               $15,174                                           $18,083
   48               $14,839                                           $17,289
   49  Dec 1991     $16,413                                           $19,358
   50               $16,101                                           $18,973
   51               $16,345                                           $19,154
   52               $15,951                                           $18,871
   53               $15,927                                           $19,397
   54               $16,172                                           $19,416
   55               $15,941                                           $19,230
   56               $16,526                                           $19,988
   57               $16,268                                           $19,508
   58               $16,621                                           $19,836
   59               $16,825                                           $19,878
   60               $17,356                                           $20,480
   61  Dec 1992     $17,609                                           $20,831
   62               $17,801                                           $20,977
   63               $17,964                                           $21,197
   64               $18,303                                           $21,738
   65               $17,831                                           $21,185
   66               $18,263                                           $21,666
   67               $18,367                                           $21,841
   68               $18,367                                           $21,724
   69               $18,902                                           $22,472
   70               $19,081                                           $22,403
   71               $19,006                                           $22,837
   72               $18,426                                           $22,542
   73  Dec 1993     $18,966                                           $22,921
   74               $19,576                                           $23,666
   75               $19,046                                           $22,955
   76               $18,258                                           $22,059
   77               $18,403                                           $22,313
   78               $18,275                                           $22,590
   79               $17,969                                           $22,153
   80               $18,436                                           $22,851
   81               $18,806                                           $23,710
   82               $18,259                                           $23,236
   83               $18,307                                           $23,721
   84               $18,017                                           $22,784
   85  Dec 1994     $18,272                                           $23,232
   86               $18,784                                           $23,796
   87               $19,406                                           $24,654
   88               $19,808                                           $25,487
   89               $20,197                                           $26,200
   90               $21,113                                           $27,151
   91               $21,479                                           $27,912
   92               $22,028                                           $28,799
   93               $22,212                                           $28,790
   94               $22,816                                           $30,123
   95               $22,669                                           $29,973
   96               $23,530                                           $31,204
   97  Dec 1995     $24,002                                           $31,931
   98               $24,600                                           $32,973
   99               $24,435                                           $33,201
  100               $24,723                                           $33,643
  101               $24,987                                           $34,095
  102               $25,050                                           $34,874
  103               $25,219                                           $35,149
  104               $24,630                                           $33,541
  105               $24,924                                           $34,172
  106               $25,681                                           $36,228
  107               $26,165                                           $37,174
  108               $27,469                                           $39,902
  109  Dec 1996     $27,331                                           $39,243
  110               $27,717                                           $41,650
  111               $27,813                                           $41,896
  112               $27,109                                           $40,302
  113               $27,650                                           $42,656
  114               $28,856                                           $45,155
  115               $29,520                                           $47,323
  116               $31,316                                           $51,020
  117               $30,848                                           $48,089
  118               $32,201                                           $50,862
  119               $31,808                                           $49,109
  120               $32,546                                           $51,298
  121  Dec 1997     $33,293                                           $52,317

     GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
     Van Kampen American Capital Life Investment Trust--Domestic Income Portfolio vs. Lehman Brothers Corporate Bond Index (December 31, 1987 through December 31, 1997)

     Portfolio's Total Return
     1 Year Avg. Annual       = 11.90%
     5 Year Avg. Annual       = 10.02%
     10 Year Avg. Annual      =  8.29%
     Inception Avg. Annual    =  8.31%

                             [GRAPH APPEARS HERE]

LABEL                 A                               B
LABEL            VKAC LIT Domestic Income   Lehman Brothers Corporate Bond Index
    1  Dec 1987        $10,000                                        $10,000
    2                  $10,325                                        $10,392
    3                  $10,493                                        $10,534
    4                  $10,512                                        $10,443
    5                  $10,542                                        $10,369
    6                  $10,542                                        $10,313
    7                  $10,946                                        $10,560
    8                  $11,034                                        $10,536
    9                  $11,064                                        $10,581
   10                  $11,212                                        $10,809
   11                  $11,369                                        $10,998
   12                  $11,340                                        $10,893
   13  12/31/88        $11,497                                        $10,922
   14                  $11,749                                        $11,084
   15                  $11,822                                        $11,022
   16                  $11,738                                        $11,055
   17                  $11,701                                        $11,279
   18                  $11,933                                        $11,587
   19                  $12,290                                        $11,930
   20                  $12,290                                        $12,162
   21                  $12,248                                        $12,030
   22                  $11,859                                        $12,086
   23                  $11,228                                        $12,364
   24                  $11,018                                        $12,449
   25  12/31/89        $10,871                                        $12,463
   26                  $10,406                                        $12,307
   27                  $10,117                                        $12,343
   28                  $10,268                                        $12,354
   29                  $10,347                                        $12,225
   30                  $10,536                                        $12,620
   31                  $10,763                                        $12,836
   32                  $10,901                                        $12,981
   33                  $10,548                                        $12,775
   34                  $10,120                                        $12,833
   35                  $ 9,969                                        $12,891
   36                  $10,044                                        $13,157
   37  12/31/90        $10,085                                        $13,342
   38                  $10,216                                        $13,512
   39                  $10,505                                        $13,743
   40                  $10,650                                        $13,912
   41                  $10,780                                        $14,093
   42                  $10,896                                        $14,190
   43                  $10,968                                        $14,188
   44                  $11,113                                        $14,393
   45                  $11,418                                        $14,718
   46                  $11,571                                        $15,021
   47                  $11,801                                        $15,164
   48                  $11,909                                        $15,312
   49  12/31/91        $12,226                                        $15,813
   50                  $12,337                                        $15,616
   51                  $12,526                                        $15,765
   52                  $12,700                                        $15,698
   53                  $12,645                                        $15,776
   54                  $12,945                                        $16,128
   55                  $13,040                                        $16,380
   56                  $13,340                                        $16,817
   57                  $13,498                                        $16,948
   58                  $13,640                                        $17,153
   59                  $13,372                                        $16,848
   60                  $13,498                                        $16,875
   61  12/31/92        $13,754                                        $17,187
   62                  $14,081                                        $17,587
   63                  $14,424                                        $17,992
   64                  $14,614                                        $18,055
   65                  $14,726                                        $18,194
   66                  $14,863                                        $18,216
   67                  $15,311                                        $18,658
   68                  $15,449                                        $18,793
   69                  $15,845                                        $19,261
   70                  $15,862                                        $19,307
   71                  $16,052                                        $19,404
   72                  $15,897                                        $19,165
   73  12/31/93        $15,999                                        $19,278
   74                  $16,353                                        $19,652
   75                  $16,055                                        $19,188
   76                  $15,551                                        $18,599
   77                  $15,304                                        $18,420
   78                  $15,229                                        $18,352
   79                  $15,229                                        $18,306
   80                  $15,472                                        $18,770
   81                  $15,528                                        $18,790
   82                  $15,323                                        $18,441
   83                  $15,211                                        $18,398
   84                  $15,173                                        $18,369
   85  12/31/94        $15,306                                        $18,521
   86                  $15,555                                        $18,914
   87                  $16,014                                        $19,459
   88                  $16,222                                        $19,618
   89                  $16,550                                        $19,950
   90                  $17,300                                        $20,890
   91                  $17,384                                        $21,078
   92                  $17,384                                        $20,985
   93                  $17,655                                        $21,323
   94                  $17,863                                        $21,574
   95                  $18,072                                        $21,855
   96                  $18,343                                        $22,272
   97  12/31/95        $18,576                                        $22,640
   98                  $18,779                                        $22,787
   99                  $18,440                                        $22,245
  100                  $18,282                                        $22,055
  101                  $18,174                                        $21,872
  102                  $18,219                                        $21,833
  103                  $18,446                                        $22,154
  104                  $18,536                                        $22,196
  105                  $18,536                                        $22,127
  106                  $18,944                                        $22,596
  107                  $19,443                                        $21,213
  108                  $19,851                                        $23,710
  109  12/31/96        $19,816                                        $23,383
  110                  $19,940                                        $23,416
  111                  $20,113                                        $23,514
  112                  $19,803                                        $23,147
  113                  $20,101                                        $23,499
  114                  $20,349                                        $23,764
  115                  $20,722                                        $24,102
  116                  $21,590                                        $24,984
  117                  $21,218                                        $24,614
  118                  $21,640                                        $25,045
  119                  $21,789                                        $25,363
  120                  $22,012                                        $25,505
  121  12/31/97        $22,175                                        $25,776

The above chart reflects the performance of the Portfolios. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Portfolio's performance found in the following pages.

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

     GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
     Van Kampen American Capital Life Investment Trust--Emerging Growth Portfolio vs. Russell 2000 Stock Index (July 3, 1995 through December 31,
     1997)

     Portfolio's Total Return
     1 Year Avg. Annual       = 20.42%
     Inception Avg. Annual    = 22.03%

                             [GRAPH APPEARS HERE]

LABEL                        A                       B
LABEL              VKAC LIT-Emerging Growth   Russell 2000 STOCK INDEX
      July 1995                  $10,000                     $10,000
                                 $10,860                     $10,576
                                 $11,000                     $10,795
                                 $11,270                     $10,988
                                 $11,110                     $10,496
                                 $11,460                     $10,937
      Dec 1995                   $11,710                     $11,226
                                 $11,550                     $11,214
                                 $12,140                     $11,563
                                 $12,540                     $11,799
                                 $13,500                     $12,429
                                 $14,040                     $12,919
      June 1996                  $13,690                     $12,389
                                 $12,350                     $11,307
                                 $13,000                     $11,963
                                 $14,180                     $12,431
                                 $13,700                     $12,239
                                 $13,950                     $12,743
      Dec 1996                   $13,660                     $13,077
                                 $14,480                     $13,339
                                 $13,250                     $13,015
                                 $12,550                     $12,401
                                 $13,040                     $12,436
                                 $14,250                     $13,819
      June 1997                  $14,850                     $14,411
                                 $16,360                     $15,082
                                 $16,160                     $15,427
                                 $17,450                     $16,556
                                 $16,330                     $15,829
                                 $16,110                     $15,727
      Dec 1997                   $16,450                     $16,002

     GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
     VAN Kampen American Capital Life Investment Trust-Enterprise Portfolio vs.
     the Standard & Poor's 500-Stock Index (December 31, 1987 through December
     31, 1997)
                                  [GRAPH APPEARS HERE]

     Portfolio's Total Return
     1 Year Avg. Annual       = 30.66%
     5 Year Avg. Annual       = 18.65%
     10 Year Avg. Annual      = 17.23%
     Inception Avg. Annual    = 12.69%

                 VKAC LIT Enterprise        Standard & Poor's 500-Stock Index
      12/31/87                   $10,000                     $10,000
                                 $10,326                     $10,404
                                 $10,678                     $10,839
                                 $10,301                     $10,569
                                 $10,577                     $10,669
                                 $10,514                     $10,703
                                 $10,853                     $11,269
                                 $10,828                     $11,208
                                 $10,540                     $10,776
                                 $10,929                     $11,305
                                 $11,245                     $11,599
                                 $11,081                     $11,379
      12/31/88                   $11,369                     $11,650
                                 $12,166                     $12,478
                                 $12,088                     $12,117
                                 $12,506                     $12,474
                                 $13,133                     $13,099
                                 $13,682                     $13,559
                                 $13,512                     $13,573
                                 $14,649                     $14,772
                                 $14,780                     $15,001
                                 $14,806                     $15,024
                                 $14,309                     $14,646
                                 $14,793                     $14,888
      12/31/89                   $15,261                     $15,330
                                 $14,059                     $14,275
                                 $14,423                     $14,397
                                 $14,734                     $14,866
                                 $14,293                     $14,466
                                 $15,650                     $15,797
                                 $15,610                     $15,797
                                 $15,230                     $15,715
                                 $13,764                     $14,232
                                 $13,031                     $13,636
                                 $12,909                     $13,545
                                 $13,764                     $14,357
      12/31/90                   $14,217                     $14,852
                                 $14,753                     $15,469
                                 $15,697                     $16,510
                                 $16,162                     $17,002
                                 $16,106                     $17,008
                                 $16,968                     $17,664
                                 $16,077                     $16,965
                                 $16,841                     $17,726
                                 $17,407                     $18,074
                                 $17,259                     $17,871
                                 $17,705                     $18,083
                                 $17,130                     $17,289
      12/31/91                   $19,393                     $19,358
                                 $19,076                     $18,973
                                 $19,379                     $19,154
                                 $18,859                     $18,871
                                 $18,885                     $19,397
                                 $19,058                     $19,416
                                 $18,581                     $19,230
                                 $19,289                     $19,988
                                 $18,913                     $19,508
                                 $19,390                     $19,836
                                 $19,809                     $19,878
                                 $20,590                     $20,480
      12/31/92                   $20,843                     $20,831
                                 $20,990                     $20,977
                                 $21,122                     $21,197
                                 $21,606                     $21,738
                                 $20,938                     $21,185
                                 $21,481                     $21,666
                                 $21,408                     $21,841
                                 $21,349                     $21,724
                                 $21,981                     $22,472
                                 $22,421                     $22,403
                                 $22,289                     $22,837
                                 $21,702                     $22,542
      12/31/93                   $22,715                     $22,921
                                 $23,479                     $23,666
                                 $23,198                     $22,955
                                 $22,014                     $22,059
                                 $22,325                     $22,313
                                 $22,294                     $22,590
                                 $21,714                     $22,153
                                 $22,356                     $22,851
                                 $23,140                     $23,710
                                 $22,356                     $23,236
                                 $22,607                     $23,721
                                 $21,729                     $22,784
      12/31/94                   $21,946                     $23,232
                                 $22,672                     $23,796
                                 $23,593                     $24,654
                                 $24,284                     $25,487
                                 $24,875                     $26,200
                                 $25,861                     $27,151
                                 $26,398                     $27,912
                                 $27,491                     $28,799
                                 $27,599                     $28,790
                                 $28,585                     $30,123
                                 $28,029                     $29,973
                                 $29,445                     $31,204
      12/31/95                   $30,062                     $31,931
                                 $31,208                     $32,973
                                 $32,252                     $33,201
                                 $32,518                     $33,643
                                 $33,703                     $34,095
                                 $34,803                     $34,874
                                 $33,936                     $35,149
                                 $31,946                     $33,541
                                 $33,152                     $34,172
                                 $35,756                     $36,227
                                 $36,243                     $37,174
                                 $38,593                     $39,902
      12/31/96                   $37,515                     $39,243
                                 $40,284                     $41,650
                                 $40,030                     $41,896
                                 $37,629                     $40,302
                                 $39,453                     $42,656
                                 $42,283                     $45,155
                                 $44,013                     $47,323
                                 $48,270                     $51,020
                                 $47,054                     $48,089
                                 $50,094                     $50,862
                                 $47,732                     $49,109
                                 $48,667                     $51,298
      12/31/97                   $49,016                     $52,317


The above charts reflect the performance of the Portfolios. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Portfolio's performance found in the following pages.

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

     GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
     Van Kampen American Capital Life Investment Trust--Global Equity Portfolio vs. Morgan Stanley Capital International (MSCI) World Index + Dividends (July 3, 1995 through December 31, 1997)

     Portfolio's Total Return

     1 Year Avg. Annual     =     15.85%
     Inception Avg. Annual  =     14.21%

                             [GRAPH APPEARS HERE]

                 VKAC Global Equity    MSCI World Index & Dividends
      Jul 3, 95         10000                                10000
                        10230                                10502
                        10140                                10270
     Sep 30, 95         10280                                10571
                         9950                                10407
                        10160                                10770
     Dec 31, 95         10310                                11087
                        10470                                11290
                        10720                                11360
     Mar 31, 96         10930                                11552
                        11420                                11825
                        11560                                11838
     Jun 30, 96         11520                                11900
                        11030                                11481
                        11350                                11615
     Sep 30, 96         11610                                12072
                        11590                                12159
                        12060                                12842
     Dec 31, 96         12034                                12639
                        12488                                12793
                        12674                                12943
     Mar 31, 97         12501                                12689
                        12741                                13106
                        13492                                13917
     Jun 30, 97         14129                                14614
                        14724                                15289
                        13555                                14268
     Sep 30, 97         14244                                15046
                        13419                                14256
                        13691                                14511
     Dec 31, 97         13941                                14690

     GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
     Van Kampen American Capital Life Investment Trust--Government Portfolio vs. Lehman Brothers Mutual Fund Government/Mortgage Index (December 31, 1987 through December 31, 1997)

     Portfolio's Total Return

     1 Year Avg. Annual     =      9.61%
     5 Year Avg. Annual     =      6.17%
     10 Year Avg. Annual    =      8.17%
     Inception Avg. Annual  =      7.10%

                       VKAC LIT Government Fund       Lehman Brothers Mutual Fund Government/Mortgage Index
  1          Dec 1987                   10,000                                 10,000.00
  2                                     10,340                                 10,342.00
  3                                     10,462                                 10,459.90
  4                                     10,339                                 10,361.58
  5                                     10,286                                 10,309.77
  6                                     10,197                                 10,236.57
  7                                     10,454                                 10,484.29
  8                                     10,376                                 10,424.53
  9                                     10,370                                 10,446.42
 10                                     10,584                                 10,684.60
 11                                     10,750                                 10,887.61
 12                                     10,669                                 10,749.34
 13                                     10,688                                 10,757.94
 14                                     10,820                                 10,910.70
 15                                     10,738                                 10,828.87
 16                                     10,808                                 10,878.68
 17                                     11,034                                 11,107.13
 18                                     11,313                                 11,395.92
 19                                     11,686                                 11,743.50
 20                                     11,983                                 11,997.16
 21                                     11,711                                 11,811.20
 22                                     11,758                                 11,872.62
 23                                     12,088                                 12,168.25
 24                                     12,203                                 12,291.15
 25          Dec 1989                   12,217                                 12,329.25
 26                                     11,988                                 12,185.00
 27                                     12,009                                 12,225.21
 28                                     12,016                                 12,233.78
 29                                     11,895                                 12,124.88
 30                                     12,232                                 12,476.50
 31                                     12,398                                 12,673.63
 32                                     12,579                                 12,856.13
 33                                     12,469                                 12,692.86
 34                                     12,565                                 12,808.37
 35                                     12,722                                 12,994.09
 36                                     13,014                                 13,277.36
 37                                     13,233                                 13,488.47
 38                                     13,423                                 13,654.00
 39                                     13,522                                 13,744.73
 40                                     13,592                                 13,823.14
 41                                     13,724                                 13,966.44
 42                                     13,826                                 14,045.17
 43                                     13,814                                 14,037.04
 44                                     14,025                                 14,229.01
 45                                     14,313                                 14,533.62
 46                                     14,603                                 14,826.92
 47                                     14,818                                 14,998.86
 48                                     14,900                                 15,133.66
 49          Dec 1991                   15,381                                 15,574.05
 50                                     15,120                                 15,352.90
 51                                     15,245                                 15,443.48
 52                                     15,174                                 15,350.82
 53                                     15,241                                 15,467.49
 54                                     15,521                                 15,750.55
 55                                     15,692                                 15,961.80
 56                                     15,886                                 16,269.66
 57                                     16,063                                 16,442.99
 58                                     16,172                                 16,637.91
 59                                     16,006                                 16,431.78
 60                                     16,050                                 16,431.92
 61                                     16,262                                 16,685.49
 62                                     16,512                                 16,991.12
 63                                     16,763                                 17,271.48
 64                                     16,826                                 17,345.74
 65                                     16,971                                 17,463.70
 66                                     16,989                                 17,486.40
 67                                     17,259                                 17,781.92
 68                                     17,314                                 17,877.94
 69                                     17,518                                 18,165.78
 70                                     17,508                                 18,216.64
 71                                     17,583                                 18,280.40
 72                                     17,452                                 18,137.91
 73          Dec 1993                   17,541                                 18,233.94
 74                                     17,773                                 18,460.04
 75                                     17,416                                 18,159.14
 76                                     16,843                                 17,728.77
 77                                     16,675                                 17,592.26
 78                                     16,650                                 17,602.82
 79                                     16,602                                 17,562.33
 80                                     16,890                                 17,895.30
 81                                     16,900                                 17,916.77
 82                                     16,668                                 17,664.14
 83                                     16,623                                 17,652.10
 84                                     16,563                                 17,611.50
 85                                     16,729                                 17,731.26
 86                                     17,072                                 18,078.79
 87                                     17,514                                 18,492.80
 88                                     17,560                                 18,598.20
 89                                     17,807                                 18,849.28
 90                                     18,366                                 19,552.36
 91                                     18,428                                 19,689.08
 92                                     18,402                                 19,652.89
 93                                     18,602                                 19,874.96
 94                                     18,766                                 20,059.80
 95                                     19,005                                 20,320.58
 96                                     19,321                                 20,609.13
 97          Dec 1995                   19,600                                 20,889.41
 98                                     19,714                                 21,027.28
 99                                     19,339                                 20,686.64
100                                     19,164                                 20,548.04
101                                     19,004                                 20,443.25
102                                     18,938                                 20,400.32
103                                     19,177                                 20,669.60
104                                     19,205                                 20,729.54
105                                     19,154                                 20,700.52
106                                     19,465                                 21,046.22
107                                     19,892                                 21,490.29
108                                     20,275                                 21,840.59
109                                     20,016                                 21,657.12
110                                     20,056                                 21,730.76
111                                     20,091                                 21,776.39
112                                     19,846                                 21,554.27
113                                     20,140                                 21,877.59
114                                     20,340                                 22,076.67
115                                     20,613                                 22,328.35
116                                     21,198                                 22,882.09
117                                     20,970                                 22,719.83
118                                     21,295                                 23,042.25
119                                     21,622                                 23,387.88
120                                     21,708                                 23,490.79
121          Dec 1997                   21,940                                 23,723.35

                             [GRAPH APPEARS HERE]

The above charts reflect the performance of the Portfolios. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Portfolio's performance found in the following pages.

              Putting Your Portfolio's Performance in Perspective


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Van Kampen American Capital Life Investment Trust--Growth and Income Portfolio vs. Standard & Poor's 500-Stock Index and the Lipper Growth and Income Fund Index (December 23, 1996 through December 31, 1997)

     Portfolio's Total Return

     1 Year Avg. Annual     =     23.90%
     Inception Avg. Annual  =     23.02%

           VKAC LIT-Growth   Standard & Poor's 500  Lipper Growth & Income Index
Dec 1996            10,000           10,000                  10,000
                    10,390           10,579                  10,445
                    10,480           10,642                  10,535
Mar 1997            10,124           10,237                  10,168
                    10,474           10,835                  10,542
                    11,155           11,470                  11,156
Jun 1997            11,565           12,020                  11,593
                    12,467           12,959                  12,425
                    11,856           12,215                  11,959
Sep 1997            12,477           12,919                  12,563
                    11,976           12,474                  12,146
                    12,216           13,030                  12,485
Dec 1997            12,353           13,289                  12,696

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Van Kampen American Capital Life Investment Trust--Morgan Stanley Real Estate Securities Portfolio vs. the Standard & Poor's 500-Stock Index and the NAREIT Equity REIT Index (July 3, 1995 through December 31, 1997)

     Portfolio's Total Return

     1 Year Avg. Annual     =     21.47%
     Inception Avg. Annual  =     27.89%

                             [GRAPH APPEARS HERE]

             VKAC LIT-Real   Standard & Poor's 500   NAREIT Equity REIT Index
July 1995           10,000           10,000                  10,000
                    10,200           10,274                  10,078
                    10,290           10,270                  10,127
                    10,490           10,746                  10,266
                    10,190           10,693                   9,960
                    10,310           11,132                   9,980
Dec 1995            10,835           11,391                  10,484
                    11,006           11,763                  10,620
                    11,168           11,844                  10,686
                    11,117           12,002                  10,602
                    11,135           12,163                  10,559
                    11,489           12,441                  10,756
Jun 1996            11,751           12,539                  10,864
                    11,822           11,965                  10,849
                    12,337           12,190                  11,195
                    12,700           12,924                  11,364
                    13,053           13,261                  11,618
                    13,710           14,234                  12,049
Dec 1996            15,226           13,999                  13,522
                    15,278           14,858                  13,312
                    15,494           14,946                  13,204
                    15,296           14,377                  13,139
                    14,758           15,217                  12,635
                    15,306           16,108                  12,991
Jun 1997            16,217           16,882                  13,573
                    16,900           18,201                  13,908
                    16,807           17,155                  13,798
                    18,194           18,144                  14,988
                    17,718           17,519                  14,490
                    17,997           18,300                  14,721
Dec 1997            18,496           18,663                  15,007

                             [GRAPH APPEARS HERE]

The above charts reflect the performance of the Portfolios. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Portfolio's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW


                          ASSET ALLOCATION PORTFOLIO

The following is an interview with the portfolio management team of the Van Kampen American Capital Life Investment Trust--Asset Allocation Portfolio. The team is led by B. Robert Baker, Jr. and Thomas Copper, portfolio comanagers, and Alan T. Sachtleben, chief investment officer for equity investments.

[Q]  How did the stock and bond markets perform during the past year?

[A] Moderate economic growth and low inflation provided a very favorable environment for equity investments and drove the stock market to record levels. However, the year was marked by several periods of notable volatility.

In March, the economy was growing so rapidly that investors feared inflation might start to rise--a concern that sparked a month-long drop in the stock market and erased its year-to-date gains. This setback was brief, and the market had recouped its losses by early May. In October, the stock market became very sensitive to economic turmoil in Southeast Asia, causing the Dow Jones Industrial Average (DJIA) to drop a record number of points in a single day. The DJIA rose back up to hover slightly below its all-time high by the end of the reporting period.

     Market leadership took several twists and turns as well. Investors favored blue-chip stocks early in the year, but by mid-year momentum had switched to small-capitalization stocks, which outperformed large caps in almost every major economic sector in the third quarter. In October, uncertainty surrounding the situation in Asia prompted investors to seek out large, well-established companies--as a result, small stocks began to struggle again and large stocks regained their dominant position.

     The continuation of controlled economic growth and benign inflation contributed to a significant bond market rally during the reporting period. In addition, indications that the Federal Reserve Board would not raise rates fueled bond prices in the second half of the year. Despite a few periods of volatility, yields on the 30-year Treasury bond fell steadily and bond prices rose accordingly. By year-end, the yield had dipped below six percent, reaching a four-year low.

[Q] Given this environment, what was your equity strategy in seeking to meet the Portfolio's objective?

[A] Generally, the Portfolio seeks to provide a high total return through investments in stocks, bonds, and money market securities. In the equity portion of the Portfolio, we seek to identify undervalued stocks that have the potential for future price appreciation. To do this, we look for companies that are temporarily out of favor in the marketplace--their stock prices are usually lower than what we believe these companies are truly worth. Then, we look for factors that might move the stock from being undervalued to being fairly valued. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring, or reorganization. Or, it could be an external factor, such as an improvement in industry conditions or a regulatory change. When we find a company that is undervalued and has an identifiable catalyst, we consider adding the security to the portfolio.

     In terms of asset allocation, the Portfolio was comprised of approximately 52 percent stocks, 38 percent bonds, and 9 percent short-term investments at year-end. The Portfolio's slight reduction in stocks and substantial weighting in bonds during the reporting period was a result of our belief that stocks were generally overvalued.

[Q] What factors contributed to the performance of the Portfolio's stock holdings?

[A] The Portfolio is heavily weighted in electric utility stocks, and some of our strongest performers were in this sector. When we reported to you in June, investor opinion for these stocks was very negative--many investors were concerned about the impact of industry deregulation and competition, and stocks were undervalued. However, we increased our holdings in electric utilities because we believed they were positioned to appreciate, and that is exactly what happened in the second half of 1997. Declining interest rates, as well as diminishing competitive and regulatory concerns, led to strong performance in the second half of the year. Electric utilities have outperformed the stock market since mid-year, and we still believe they offer favorable value opportunities in today's market. Key holdings in this sector were Texas Utilities and Houston Industries, which appreciated 20 percent and 17 percent, respectively, during the past six months.

     Dial Corp., a manufacturer of soap and other personal care products, is currently one of the Portfolio's largest holdings. The company is relatively inexpensive compared to other stocks in the consumer nondurables sector, and we believe it has been undervalued because of poor management and high costs. Dial recently appointed an experienced CEO who is restructuring the company and cutting expenses, and we think the market will eventually look more favorably upon the company. In fact, its stock price rose nearly 34 percent in the second half of the year.

     Other contributors to performance included personal computer companies such as Dell Computer Corp. and Compaq Computer Corp. These stocks appeared to be extraordinarily undervalued in the second quarter and did not reflect what we thought were very exciting business prospects and outstanding execution by management. We purchased Compaq in May at $35 per share, and the stock closed the year at $551U8 per share--a gain of nearly 58 percent. However, we trimmed our positions in these stocks toward the end of the year as valuations became extended. Of course, there is no guarantee that these stocks will perform as favorably in the future.

[Q]  How did you manage the bond portion of the Portfolio?

[A] We continued to focus on investment-grade securities rated A or better with 10-to 20-year maturities, and we maintained the duration at approximately eight years. Duration is a measurement used to quantify the sensitivity of a bond's price to changes in interest rates. Each year of duration represents an expected one-percent change in the price of a bond for every one-percent change in interest rates. Typically, funds with short durations perform better when interest rates are rising, while funds with long durations perform better when rates are declining. Currently, the Portfolio's duration is slightly longer than our benchmark, reflecting our belief that interest rates could decline.

[Q]  What factors worked against the Portfolio?

[A] One area that performed poorly was raw materials--a sector that includes paper and steel. Asia is a large consumer of U.S. raw materials, but demand in that region has tapered off lately. In addition, many Asian countries are desperate for cash, so they're selling reserves of paper products very cheaply, forcing U.S. producers to lower their prices. We had a small weighting in raw materials during the reporting period, which modestly hindered the Portfolio's performance.

     Also, we recently established a significant position in gold stocks, which were among the market's worst performers in 1997. Economic problems in Asia slowed the demand for gold, and worldwide central banks are questioning the need for large gold reserves to support their currency, prompting the announcement of a sell-off of central bank reserves. These events have caused the price of gold to drop sharply, and some mines have been forced to close because the price of gold is less than the cost to produce it. In short, negative sentiment for gold stocks is at an all-time high. As value investors, we have a strong contrarian element to our equity management style, and we see these extreme valuations as a buying opportunity.

[Q]  How did the Portfolio perform over the past year?

[A] The Portfolio's sizable bond component will usually cause its returns to trail the Standard & Poor's 500-Stock Index whenever the bond market lags the stock market, and this was the case during the reporting period. The Portfolio achieved a 12-month total return of 21.81 percent1 at net asset value, as of December 31, 1997. By comparison, the S&P 500-Stock Index returned 33.31 percent, and the Lipper Balanced Fund Index, which more closely resembles the Portfolio, returned 20.05 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Balanced Fund Index reflects the average performance of the 30 largest balanced funds.

     Keep in mind that these indices are unmanaged statistical composites that do not include any commissions, fees, or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the chart on page three for additional performance results.

[Q]  What is your outlook for the Portfolio for the remainder of the year?

[A] We believe the economic situation in Asia will have little impact on the Asset Allocation Portfolio and our investment strategy. Many stocks that are likely to be affected by Asia's problems--those with significant international exposure--are relatively overvalued and therefore not the kind of securities we currently hold in the Portfolio. Although corporate profits might slow down because of lower foreign sales and intense competition from imports, this could keep U.S. economic growth at a moderate and sustainable level. Also, we expect that lower currency values in Asia will result in low price inflation in the U.S. and stable or declining interest rates--a favorable scenario for stocks and bonds.

     Overall, we expect stock selection to play a growing role in investment performance, as the stock market may offer more limited opportunities for strong returns than the broad market advances of recent years. In our opinion, the stock market is still highly valued, and rising stock prices can mean more risk for investors--expensive securities have farther to fall in a market downturn than undervalued stocks. We believe investments such as the Asset Allocation Portfolio, which seeks out undervalued securities and maintains a percentage of assets in bonds, may be suited for this environment.


/s/ Alan T. Sachtleben    /s/ B. Robert Baker, Jr.    /s/ Thomas Copper
------------------------  --------------------------  --------------------------
Alan T. Sachtleben        B. Robert Baker, Jr.        Thomas Copper
Chief Investment Officer  Portfolio Comanager         Portfolio Comanager
Equity Investments        Asset Allocation Portfolio  Asset Allocation Portfolio


                                      11      Please see footnotes on page four.

                          PORTFOLIO MANAGEMENT REVIEW

                           DOMESTIC INCOME PORTFOLIO

The following is an interview with the management team of the Van Kampen American Capital Life Investment Trust--Domestic Income Portfolio. The team is led by Walter W. Stabell, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

[Q] What were the market conditions in which the Portfolio operated during the past 12 months?

[A] The bond market advanced in 1997, but its ascension was not a smooth ride. Bond prices fell early in the period as economic growth soared, fueling concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed did raise interest rates by a modest 0.25 percent in late March, bond prices fell further, sending the yield of the 30-year U.S. Treasury bond above 7.00 percent for the first time in six months. By late April, however, the market's mood had changed. With few signs of inflation despite the economy's strength, a bond rally took the yield on the benchmark 30-year Treasury down to 5.92 percent by year-end, which is the lowest level in four years and close to the historical low of 5.79 percent reached in October 1993.

     In the lingering eight-month rally that ended the Portfolio's fiscal year, Treasuries have outperformed stocks for the past six months. The shift in momentum from stocks to bonds was due to a combination of extraordinary factors, including a steadily growing economy, expanding corporate profits, increasing hourly wages, a historically low unemployment rate, and rising productivity levels. Incredibly, these factors played before a background of profoundly subdued inflation.

     Treasuries also benefited from a positive supply-and-demand dynamic. The shrinking U.S. budget deficit has reduced the government's need to borrow, creating a diminishing supply of Treasuries. As a result, prices are pushed upward. The "flight to quality" due to the currency and stock market turmoil in Southeast Asia during the last several months has increased the level of new money flowing into bond funds. Consequently, October marked the first time in four years that investors put more money into bond funds than they withdrew.

[Q]  How did you position the Portfolio in response to these conditions?

[A] To maintain diversification and seek to reduce risk, we continued to allocate the Portfolio's assets across a variety sectors within the fixed-income market. As of December 31, 1997, approximately 67 percent of the Portfolio's assets were invested in investment-grade corporate bonds, with 16 percent invested in high-yield corporate bonds, 13 percent in securities of governments or government agencies, and 4 percent in common and preferred stock. We increased the Portfolio's high-yield component, comprised primarily of high-quality, or "crossover" BB-rated bonds to bolster the Portfolio's income return.

     With interest rates relatively low and investment-grade and high-yield corporate yield spreads at historical lows, managing the duration continued to be an important tactic during the reporting period. Duration, which is expressed in years, is a measurement of a bond's price sensitivity to changes in interest rates. The longer the fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in a rising rate environment, while funds with longer durations have performed better when rates are declining. For the first few months of the year, the Portfolio's duration was kept equivalent to or slightly longer than that of its benchmark, the Lehman Brothers Index of BBB Corporate Bonds. At present, the Portfolio's duration is 7.03 years, approximately nine months longer than that of the benchmark index.

     Over the long term and during periods of declining interest rates, the Portfolio has performed quite well in comparison to its peer group, due in large part to its overweighting of long-term, non-callable, investment-grade corporate bonds, and to high-yield corporate securities. During the reporting period, the Domestic Income Portfolio was recognized by Lipper Analytical Services, Inc. with its ninth Lipper award for performance in the last seven years in the Corporate Debt Funds BBB-Rated Group. For the trailing 12-month period ended December 31, 1997, the Domestic Income Portfolio was ranked fourth of 35 like funds. Additionally, the Portfolio ranked first of 32 funds for the two-year period, third of 31 funds for the three-year period, second of 26 funds for the five-year period, and fifteenth of 21 funds for the ten-year period. Lipper Analytical Services, Inc. calculations are based upon changes in the net asset value with dividends reinvested. Lipper calculations do not include sales charges and, if they had, results may have been less favorable.

[Q]  How did the Portfolio perform during the reporting period?

[A] For the fiscal year ended December 31, 1997, the Portfolio achieved a total return of 11.90 percent.1 By comparison, the Lehman Brothers Index of BBB Corporate Bonds produced a total return of 11.10 percent for the same period. Keep in mind that this index is a broad-based, unmanaged index that reflects the general performance of investment-grade corporate bonds. This return does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents, unlike the Portfolio's return.

     Dividends paid and reinvested by the Portfolio during the period totaled $0.7125 per share. Recall that the majority of dividends paid by the Portfolio have been distributed annually in December. Please refer to the chart on page three for additional Portfolio performance results.

[Q] What is your outlook for the fixed-income market and the Portfolio in the months ahead?

[A] During the past year, we have been challenged by unprecedented events in the economy and the markets. In this volatile environment, it's difficult to find a consensus on the market's future short-term reactions or direction. Currently, there are equally contrary arguments that interest rates will be raised in order to head off any appearance of inflation, or that the Fed will cut rates if Asia's problems curb economic growth. Technological advances, global competition, and productivity improvements should continue to keep inflation at a minimum. We believe that if inflation remains in check, the yield on the 30-year Treasury will hit historic lows, and that bonds should continue to benefit from the new paradigm of improved productivity and meager inflation. In this scenario, bonds will become increasingly attractive to institutional buyers, driving prices higher .

     The difference between short-term and long-term interest rates, or yield curve, is extraordinarily flat, as evidenced by the comparison of the current spread (30 basis points) to the average for the past decade (120 basis points). If historical indications are to be believed, this would suggest slower growth and low inflation with the possibility of a severe economic downturn. Although a recession would be positive for bonds, it is continued economic strength that is preventing the short end of the yield curve from participating equally in the market's rally.

/s/ Peter W. Hegel                       /s/ Walter W. Stabell
------------------------                 -------------------------
Peter W. Hegel                           Walter W. Stabell
Chief Investment Officer                 Portfolio Manager
Fixed Income Investments                 Domestic Income Portfolio

                                      13      Please see footnotes on page four.

                          PORTFOLIO MANAGEMENT REVIEW

                           EMERGING GROWTH PORTFOLIO

The following is an interview with the portfolio management team of the Van Kampen American Capital Life Investment Trust--merging Growth Portfolio. The team is led by Gary M. Lewis, portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments.

[Q]  What factors influenced the market during the past year?

[A] Moderate economic growth and low inflation provided a very favorable environment for equity investments and drove the stock market to record levels. However, the year was marked by several periods of notable volatility. In March, the economy was growing so rapidly that investors feared inflation might start to rise--a concern that sparked a month-long drop in the stock market and erased its year-to-date gains. This setback was brief, and the market had recouped its losses by early May. In October, the stock market became very sensitive to economic turmoil in Southeast Asia, causing the Dow Jones Industrial Average
(DJIA) to drop a record number of points in a single day. The DJIA rose back up to hover slightly below its all-time high by the end of the reporting period.

     Market leadership took several twists and turns as well. Investors favored blue-chip stocks early in the year, but by mid-year momentum had switched to small-capitalization stocks, which outperformed large caps in almost every major economic sector in the third quarter. In October, uncertainty surrounding the situation in Asia prompted investors to seek out large, well-established companies--as a result, small stocks began to struggle again and large stocks regained their dominant position.

[Q] Given these events, what was your strategy in managing the Portfolio to meet its objective?

[A] Our fundamental investment strategy for the Portfolio remains consistent: we look for stocks with rising earnings expectations and rising valuations. We select stocks based on a company's potential to outperform earnings expectations --to produce a positive earnings surprise. Conversely, we sell stocks if their earnings estimates or valuations are declining. Using a "bottom-up" selection process, we evaluate securities one by one and make purchases wherever we find a good opportunity, rather than maintaining defined sector allocations. In other words, we don't mandate what percentage of the PortfolioOs assets should be in any given industry--we simply pick the stocks that best meet our criteria. Finally, we keep the Portfolio fully invested in equity investments, rather than holding a large percentage of assets in cash.

[Q]  What sectors had the most significant impact on the Portfolio?

[A] Technology and energy both drove up and pulled down the performance of the Portfolio at various times during the reporting period. The situation in Asia took a toll on the technology sector for several reasons. First, many technology companies either sell their products overseas, manufacture products for companies that do business overseas, or compete directly with Asian companies--all of which would have hindered performance during the reporting period. And second, U.S. corporate profits are expected to slow down in the wake of the Asian crisis. When corporate profits are reduced, budgets for items such as new technology are often reduced as well, and this bodes ill for the future earnings of many technology companies. The Fund is moderately weighted in this sector, given these concerns. Although we eliminated several battered semiconductor stocks, including Applied Materials, other areas of the technology sector recorded favorable returns. Compuware, Peoplesoft, and Dell Computer continue to be large positions for the Portfolio.

     We have a substantial weighting in the energy sector, primarily due to our focus on oil industry service providers. Currently, supply and demand in the oil industry are in balance, but the United States is starting to deplete its reserves. Drillers and manufacturers of land rig equipment seem to be especially well positioned to take advantage of this environment, and most exploration companies are in a growth cycle. A bout of profit-taking at year-end caused a dip in stock prices, so we sold some of our holdings, including Diamond Offshore. Despite this decline, oil industry service providers still have the strong fundamentals that propelled their stocks throughout most of the year, and earnings estimates are favorable. We believe that conditions are in place for a long up-cycle for this sector.

[Q]  What specific holdings supported the Portfolio's performance?
     Many of the assets we took out of the technology sector went into retail. Our holdings here included Best Buy,

[A] which cut operating costs and recently enjoyed an earnings surprise. Stage Stores is an attractive holding--they are an upscale department store chain that targets rural markets, where competition is low and demand is high. It's been a profitable niche for Stage Stores, and its stock price has risen over 50 percent in the past six months. Finally, we've been impressed by the fast growth of smaller grocery store chains, and Whole Foods fits into this category.

     Health care has offered some impressive opportunities as well. Guidant and Arterial Vascular Engineering are two of the world's leading manufacturers of stents, which are devices used in heart bypass surgery. These stocks advanced steadily during the reporting period. Also, we've seen solid growth from Safeskin, a manufacturer of latex gloves used throughout the health-care industry--its stock price has appreciated more than 90 percent in the past six months. Finally, we increased our position in HBO & Co., a company that specializes in information systems and technology for the health-care field. There is no guarantee that these stocks will perform as favorably in the future.

[Q]  How did the Portfolio perform over the past year?

[A] The Portfolio achieved a 12-month total return of 20.42 percent1 at net asset value, as of December 31, 1997. By comparison, the Standard & Poor's 500-Stock Index returned 33.31 percent, and the Russell 2000 Index, which more closely resembles the Portfolio, returned 22.36 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Russell 2000 Index reflects the general performance of smaller-cap stocks.

     Keep in mind that these indices are unmanaged statistical composites that do not include any commissions, fees, or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the chart on page three for additional performance results.

[Q]  What is your outlook for the Portfolio for the next six months?

[A] We believe the economic uncertainty in Southeast Asia will be a double-edged sword for the domestic economy and stock market. On the downside, we anticipate that U.S. corporate profits could be negatively impacted by lower foreign sales and increased competition from imports. On the upside, a slowdown in corporate profits could keep economic growth at a moderate and sustainable level. Also, we expect that lower currency values in Asia will result in low price inflation in the U.S. and stable or declining interest rates--a favorable scenario for stocks.

     Although small-cap stocks have outperformed large caps over the long term, the entire small-cap universe has been challenged in the past six months. However, we believe that small caps are positioned for a rebound, albeit a gradual and perhaps volatile one. Small caps typically are more expensive than large-cap stocks on a relative basis, but currently their valuations are at the low end of their historical range. In the past, such an environment has preceded a bounce-back in small-company stock prices. We anticipate that stock selection will play a growing role in investment performance, as the stock market may offer more limited opportunities for strong returns than the broad market advances of recent years.

/s/ Alan T. Sachtleben                         /s/ Gary Lewis
------------------------                       -------------------------
Alan T. Sachtleben                             Gary Lewis
Chief Investment Officer                       Portfolio Manager
Equity Investments                             Emerging Growth Portfolio

                                      15      Please see footnotes on page four.

                          PORTFOLIO MANAGEMENT REVIEW

                             ENTERPRISE PORTFOLIO

The following is an interview with the portfolio management team of the Van Kampen American Capital Life Investment Trust--Enterprise Portfolio. The team is led by Jeff D. New, portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments.

[Q] What was the stock market environment for the Portfolio during the past 12 months?

[A] Moderate economic growth and low inflation provided a very favorable environment for equity investments and drove the stock market to record levels. However, the year was marked by several periods of notable volatility. In March, the economy was growing so rapidly that investors feared inflation might start to rise--a concern that sparked a month-long drop in the stock market and erased its year-to-date gains. This setback was brief, and the market had recouped its losses by early May. In October, the stock market became very sensitive to economic turmoil in Southeast Asia, causing the Dow Jones Industrial Average
(DJIA) to drop a record number of points in a single day. The DJIA rose back up to hover slightly below its all-time high by the end of the reporting period.

     Market leadership took several twists and turns as well. Investors favored blue-chip stocks early in the year, but by mid-year momentum had switched to small-and mid-capitalization stocks, which outperformed large caps in almost every major economic sector in the third quarter. In October, uncertainty surrounding the situation in Asia prompted investors to seek out large, well-established companies--as a result, small stocks began to struggle again and large stocks regained their dominant position.

[Q] Given this environment, what was your strategy in seeking to meet the Portfolio's objective?

[A] We maintain a consistent strategy of stock selection, identifying companies with positive future fundamentals at attractive prices. In terms of fundamental criteria, we look for stocks that have one or more of the following traits: consistent earnings growth, accelerating earnings growth, better-than-expected fundamentals, or an underlying change in a company, industry, or regulatory environment. By using a "bottom-up" selection process, we evaluate stocks one by one and make purchases wherever we find good opportunities. This strategy of owning companies with positive fundamentals at attractive valuations, regardless of their industry sector, was successful for the Portfolio during the reporting period.

[Q] How did the situation in Asia affect your management of the Enterprise Portfolio?

[A] The currency collapse in Asia has raised some questions about its impact on U.S. companies. We believe there most likely will be some negative effects on U.S. corporate earnings over the next year. In fact, many economists have reduced their estimates of 1998 corporate profit growth from about eight percent to approximately 4 percent. However, positive economic growth is expected, and no recession is anticipated for the U.S. economy in 1998.

     As often happens in times of economic uncertainty, many investors have shifted their assets to high-quality stocks with proven track records--many of which are large-company stocks. Our management philosophy for the Enterprise Portfolio is to concentrate on medium and large growth stocks with strong future fundamentals and attractive valuations. As such, the Portfolio's larger stocks have generally benefited from the market's current preference for larger, high-quality firms, while our medium- to smaller-company stocks have been adversely affected. Over the long term, we believe strongly that buying stocks with solid fundamentals and reasonable valuations leads to solid performance. Therefore, we will maintain this discipline rather than significantly shifting the Portfolio's assets to large companies.

     A key element of our stock selection process is to focus on companies with positive earnings outlooks, and this is leading us to areas of the market that are less sensitive to the economy and have lower foreign exposure. These sectors include consumer nondurables, consumer distribution, consumer services, finance, health care, and utilities.

[Q] What significant changes did you make to the Portfolio during the reporting period?

[A] Because we use a bottom-up selection process, our sector weightings are a reflection of where we found good opportunities on a stock-by-stock basis. The Portfolio's allocation in consumer services increased from 6.7 percent to 13.4 percent during the past 12 months. Most of the companies in this sector are domestically oriented, which has helped to insulate them from recent volatility in the global markets. Consumer services include newspaper publishers such as New York Times Co., Gannett, and Tribune, which enjoyed cheap newsprint prices and increased advertising revenue this year. Also, continued consolidation in the radio and television broadcasting industry aided the performance of CBS (television), Chancellor Media (radio), and Time Warner (movies/entertainment).

     Restaurants were another attractive component of consumer services. Our holdings in Cracker Barrel, Chili's, Landry's, and Foodmaker have not yet begun to outperform, partly because they are among the small- to medium-sized companies that have been out of favor lately in the stock market. Recently, these holdings have shown signs that their earnings are on the rise.

     The Portfolio's weighting in consumer distribution increased from 9.1 percent to 13.6 percent. In general, retail companies are operating their businesses more efficiently and are more disciplined about store expansion. Plus, consumer spending and confidence have been fairly strong this year due to the favorable U.S. economy. Some positive performers for the Portfolio this year included CVS Corp., Dayton Hudson, Kroger Co., and Safeway Inc.

     We reduced the Portfolio's allocation to the technology sector from 21.8 percent at the beginning of the reporting period to 16.1 percent at year-end. This change was primarily due to a potential earnings slowdown related to the Asian crisis and overall increased competition in the technology sector. These factors and their effect on the Portfolio's technology holdings are explained further in the next question.

     Throughout the reporting period, the Portfolio maintained a sizable exposure to finance stocks. The moderate growth, low inflation, and benign interest rates the U.S. economy has enjoyed lately have benefited this sector. Conseco, an operator of life insurance firms, continues to be a large holding. In addition, we've seen solid performance from Bank of Boston, a corporate and consumer lending franchise in the northeastern United States, and Travelers Group, a diversified financial services company.

     Finally, the Portfolio sustained its sizable allocation to the healthcare sector. We often find sound opportunities in this area during periods of economic volatility, because the demand for health-care goods and services is not dependent upon the economy. We were successful with several large drug companies, including Bristol-Myers Squibb and Schering-Plough, and hospital systems such as Tenet Healthcare and Universal Health Services.

[Q]  What factors worked against the Portfolio?

[A] Technology holdings were the largest drag on the Portfolio, and as we mentioned, we have reduced technology to approximately 16 percent of long-term investments. In the second half of the year, the situation in Asia took a toll on these stocks for several reasons. First, many technology companies either sell their products overseas, manufacture products for companies that do business overseas, or compete directly with Asian companies. And second, U.S. corporate profits are expected to slow down in the wake of the Asian crisis. When corporate profits are reduced, budgets for items such as new technology are often reduced as well, and this could potentially hurt future earnings of many technology companies.

     Along with our concerns about the Asian impact, we feel the technology sector is generally becoming more competitive. In the June semi-annual report, we reported that increased competition within the technology sector could produce fewer winners in the future, and we still believe that is the case. Technology is increasingly critical to running corporations and central to our daily lives, and as a result we believe this sector will continue to offer significant investment potential, but stock selection is more important than ever.

     Within the technology sector, semiconductor stocks declined significantly in the second half of the year, because much of their revenues are dependent upon Asia. In response, we eliminated several semiconductor names from the Portfolio, including Motorola and Intel. Other areas of technology weathered the past few months much better. For example, BMC Software (business software), EMC Corp. (data storage), and Compaq Computer Corp. (personal computers) provided positive returns for the Portfolio during the year.

[Q]  How did the Portfolio perform during the past year?

[A] The Portfolio achieved a 12-month total return of 30.66 percent1 at net asset value, as of December 31, 1997. By comparison, the Standard & Poor's 500-Stock Index returned 33.31 percent, and the Lipper Growth Fund Index, which more closely resembles the Portfolio, returned 28.08 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the 30 largest growth funds. Keep in mind that these indices are unmanaged statistical composites that do not include any commissions, fees, or sales charges that would be paid by an investor purchasing the securities they represent. Please refer to the chart on page three for additional performance results.

[Q]  What is your outlook for the next six months?

[A] We believe the economic uncertainty in Southeast Asia will be a double-edged sword for the domestic economy and stock market. On the downside, we anticipate that U.S. corporate profits could be negatively impacted by lower foreign sales and increased competition from imports. On the upside, a slowdown in corporate profits could keep economic growth at a moderate and sustainable level. Also, we expect that lower currency values in Asia, combined with controlled U.S. economic growth, will result in low price inflation in the U.S. and stable or declining interest rates--a favorable scenario for stocks. In managing the Enterprise Portfolio, we will continue our discipline of focusing on companies with strong fundamentals selling at reasonable prices.

/s/ Alan T. Sachtleben                                /s/ Jeff D. New
----------------------                                ---------------
Alan T. Sachtleben                                    Jeff D. New
Chief Investment Officer                              Portfolio Manager
Equity Investments                                    Enterprise Portfolio

                                      18      Please see footnotes on page four.

                          PORTFOLIO MANAGEMENT REVIEW

                            GLOBAL EQUITY PORTFOLIO

The following is an interview with the management team of the Van Kampen American Capital Life Investment Trust--Global Equity Portfolio. As of April 1, 1997, the Portfolio is managed by portfolio managers Barton M. Biggs and Ann D. Thivierge, with support from Madhav Dhar and Francine J. Bovich, Morgan Stanley Asset Management Inc.

[Q] How would you characterize the market conditions in which the Portfolio operated during the year ended December 31, 1997?

[A] During the period, there were several prevailing trends in the global marketplace:

   . A severe and high-profile currency crisis in Southeast Asia led to drastic declines in nearly all the region's equity markets.

   . Despite changing global economic conditions, U.S. equities continued to perform solidly. Stocks in the U.S. were supported by a nearly perfect economic environment of sustainable growth, negligible inflation, and declining budget deficits. However, fears that a recession in Asia would slow imports and pinch profit margins led to a correction in U.S. stock prices between August and late October.

   . European stocks benefited from a continuation of the region's economic expansion and from widespread investor optimism regarding interest rates. Inflation remained stable as governments followed generally restrictive fiscal policies and consumer demand was subdued.

[Q] What significant investment techniques and strategies were used to pursue the Portfolio's investment objective?

[A] Early in 1997, we believed that growing current-account deficits in Asia would eventually threaten currency stability and economic growth in the region. Accordingly, the Portfolio reduced its weighting in the Far East as the reporting period began. We also reduced the Portfolio's weighting in the United States due to record-high equity valuations. Additionally, disparate regional returns played a major role in the changing allocations. The following table displays changes in regional allocations over the reporting period:

                                                                  CHANGE IN
                     DECEMBER 31, 1997*       JUNE 30, 1997*     PERCENTAGE
                     ------------------       --------------     ----------
     North America........... 47.36%  ........... 47.66%  .......... -0.30%
     Europe.................. 33.19%  ........... 27.89%  ..........  5.30%
     Far East................ 13.19%  ........... 18.34%  .......... -5.15%
     Other...................  6.26%  ...........  6.11%  ..........  0.15%

*As a percentage of long-term investments.

[Q]  How has the Portfolio performed during the reporting period?

[A] The Portfolio's total return during the 12-month period ended December 31, 1997 was 15.85 percent1 at net asset value. During the same period, the Morgan Stanley Capital International (MSCI) World Index + dividends gained 16.23 percent. Please keep in mind that this index is an unmanaged index used as a benchmark for general global equity funds. It does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page three for additional Fund performance results.

TOP FIVE COUNTRIES REPRESENTED
IN THE PORTFOLIO
AS OF DECEMBER 31, 1997

UNITED STATES
JAPAN
UNITED KINGDOM
GERMANY
FRANCE


[Q]  What is the outlook for the months ahead?

[A] Prospects for economic growth in Asia continue to deteriorate as governments struggle with weakness in the region's financial sector. In this environment, we believe that further instability is likely in Asian equity and currency markets. We find the most compelling investment opportunities in Europe, where solid growth and stable interest rates provide a sound underpinning for equity prices. Also, the underfunded position of many European pension funds could provide additional demand for that region's stocks.

     Closer to home, we are less optimistic about U.S. equities. While we feel the American economy remains fundamentally sound, we believe that investors are overly optimistic regarding growth in corporate profits. With extended valuations and increasing volatility, U.S. stocks could become vulnerable to the effects of widespread earnings disappointments next year.

/s/ Barton M. Biggs                         /s/ Ann D. Thivierge
-------------------                         --------------------
Barton M. Biggs                             Ann D. Thivierge
Portfolio Manager                           Portfolio Manager
Morgan Stanley Asset Management Inc.        Morgan Stanley Asset Management Inc.

/s/ Francine J. Bovich                      /s/ Madhav Dhar
----------------------                      ---------------
Francine J. Bovich                          Madhav Dhar
Portfolio Manager                           Portfolio Manager
Morgan Stanley Asset Management Inc.        Morgan Stanley Asset Management Inc.

                                      20      Please see footnotes on page four.

                          PORTFOLIO MANAGEMENT REVIEW

                             GOVERNMENT PORTFOLIO

The following is an interview with the management team of the Van Kampen American Capital Life Investment Trust--Government Portfolio. The team is led by John R. Reynoldson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

[Q] How would you describe the market in which the Portfolio operated during its past fiscal year?

[A] Over the last 12 months, the domestic interest rates continued to fluctuate in a relatively narrow range. As measured by the five-year Treasury note, this range reached a low of 5.68 percent and a high of 6.86 percent. This environment of reduced volatility against a backdrop of strong economic growth, low inflation rates, and a strong dollar benefited the mortgage securities sector. Investors were willing to pay higher prices for mortgage-backed securities, which were favored by a boom in homeowner refinancing.

     In the first part of 1997, investors kept watch for a second-quarter economic slowdown in the wake of a robust first quarter. This perspective preceded a bond market rally that was cut short toward the end of February by mounting concerns of an interest rate increase. After the Federal Reserve Board took action at the end of March with a 25 basis point increase, the rate for two-year Treasury securities rose from 6.1 percent to 6.5 percent. With expectations of a constructive period for the market, shareholders watched rates fall from 6.54 percent at the end of April to 5.73 percent at the end of July.

     The third quarter of 1997 was marked by several shocks from overseas sectors, upsetting complacent market attitudes. Turmoil in the Asian markets caused currencies to depreciate and roiled stock markets abroad, creating negative ripple effects in the U.S. stock markets. The ensuing "flight to quality" offset investor concerns of a potential tightening in Fed monetary policy, thus boosting prices for Treasury securities.

     The calendar year ended with questions lingering about the length and severity of Asia's crisis, and the potential impact on the U.S. economy. As economic experts pondered if domestic growth would slow to the point of precluding further Fed intervention into early 1998, the yield on the five-year Treasury ended the period near its lows for the year, at 5.92 percent.

[Q]  How did you position the Portfolio in reaction to market conditions?

[A] For the first nine months of 1997, we overweighted mortgage security holdings relative to Treasury holdings. While the mortgage sector benefited from low volatility levels during this time, prices in September had been bid up to levels we thought to be expensive. As a result, mortgage holdings in the portfolio were pared back to 45 percent of assets in the early fall, down from their high of 64 percent for the year. Those mortgage securities held tended to be either low coupon issues or issues that tended to be older, more "seasoned" securities. In both cases, it was thought that such holdings would be somewhat immune from increased rates of homeowner refinancings.

     Among our Treasury holdings, we sought to capitalize on a flattening yield curve in the falling interest rate environment by overweighting longer duration Treasuries within the portfolio. We shifted holdings from two- and five-year Treasuries to 30-year Treasury securities throughout the second and third quarters. We have recently moved toward a more neutral position as we question how much further the yield curve can flatten.

     Over the course of the fiscal year, we adjusted the Portfolio's duration in prudent increments, seeking to capitalize on the movement of interest rates. Under normal conditions, we make adjustments when we feel there is value to be captured;

however, our objective of a consistent risk profile and a competitive dividend stream is always paramount. The Portfolio's duration as of December 31, 1997 is
4.8 years, which we feel provides an appropriate level of exposure to changes in interest rates.

[Q]  How did the Portfolio perform during the reporting period?

[A] For the 12-month period ended December 31, 1997, the Government Portfolio generated a total return of 9.61 percent1 at net asset value. By comparison, the Lehman Brothers Mutual Fund U.S. Government/Mortgage Index posted a total return of 10.60 percent for the same period. This broad-based, unmanaged index reflects the general performance of U.S. government and mortgage-backed securities. Please keep in mind that this index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. For additional performance results, please refer to the chart on page four.

[Q]  What is your outlook for the months ahead?

[A] Our expectations for the next several months will be guided largely by the health of our economy and the impact of global events. Domestically, the current combination of positive economic growth, job growth, and wage gains provides a supportive environment for the consumer. Furthermore, continuing low interest rates may stimulate increased automobile and housing demand. Globally, there is little doubt that economies in Asia will slow in the new year. The extent to which this diminishes U.S. exports and floods our markets with cheap imports is unclear. We will continue to monitor these trends and adjust accordingly.

     Our expectations for the Portfolio include positive price performance. As yields trickle downward, we believe mortgage-backed investments will have difficulty maintaining their competitive edge. As a result, we are moving the Portfolio toward a slightly longer duration and a neutral position in the mortgage-backed sector. Within this sector, we will focus on securities that we believe will perform well in a falling rate environment.

/s/ Peter W. Hegel                            /s/ John R. Reynoldson
------------------                            ----------------------
Peter W. Hegel                                John R. Reynoldson
Chief Investment Officer                      Portfolio Manager
Fixed Income Investments                      Government Portfolio

                                      22      Please see footnotes on page four.

                          PORTFOLIO MANAGEMENT REVIEW

                          GROWTH AND INCOME PORTFOLIO

The following is an interview with the portfolio management team of Van Kampen American Capital Life Investment Trust--Growth and Income Portfolio. The team is led by James A. Gilligan, portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments.

[Q] What were the key market conditions in which the Portfolio operated during its fiscal year?
[A] During the past 12 months, moderate economic growth and historically low inflation provided a very favorable environment for equity investments and drove the U.S. stock market to new heights. After a strong finish in 1996, the market resumed its climb through the first half of 1997. As the economy continued to flourish, investors worriedly scanned the horizon for signs of inflation. This concern increased volatility in stock prices and sparked a month-long market correction in March that eroded most year-to-date gains. Stocks rebounded quickly, however, and the Dow Jones Industrial Average (DJIA) rallied through May and June.

     After peaking at 8259 in early August, heightened volatility in the DJIA in the last few months of the Portfolio's fiscal year overshadowed what was a very positive period for the U.S. stock market. October was marked by turbulence, as economic weakness in Asia created a worldwide ripple effect. The widespread collapse of currencies and stock prices in the Far East led to weakening economies and widening trade deficits in many Southeast Asian nations. In response, U.S. markets initially suffered significant drops, but had largely recovered by the end of the reporting period.

     Market leadership took several twists and turns as well. Although investors favored blue-chip stocks early in the period, small-capitalization stocks had captured momentum by mid-year, outperforming large caps in almost every major economic sector in the third quarter. In October, uncertainty surrounding the Asian currency crisis prompted investors to seek out large, well-established companies. As a result, small stocks began to struggle again and large stocks regained their dominant position.

[Q]  What effects did market conditions have on the Portfolio?

[A] In the shadow of steep valuations and a continued narrow universe of attractive stocks, our focus on the Portfolio's value-oriented strategy has proven to be increasingly important. In managing the portfolio, we seek securities with fair valuations relative to the market and their peers, as well as strong fundamentals and positive earnings growth. Consequently, we have shifted assets among different market sectors when we have seen opportunities to benefit the Portfolio.

[Q] What were the largest sectors represented in the portfolio over the reporting period?

[A] The PortfolioOs largest sector position was the financial sector. This industry boasted strong performance during the period, with broad-based growth of more than 40 percent. Banks in particular were star performers, but the effects of merger and acquisition activity forced prices higher. Valuations have been much more compelling in the insurance industry, and we continue to search for those companies that are operating efficiently. Stand-out stocks with attractive valuations in the Fund's portfolio include Allstate Corp., Chase Manhattan Corp., and BankAmerica Corp.

     In sharp contrast to the first six months of 1997, the PortfolioOs recent performance has been supported by its holdings in the utility sector, as utility stocks have bounced back with 20 percent-plus returns. Lingering questions about the effects of deregulation on the electric utility industry have been partially answered, with more states ushering in allowances for competition. We also have taken advantage of buying opportunities in the telecommunications industry, favoring regional telephone companies such as BellSouth Corp.

     During the period, we eliminated some of the portfolio's higher-priced stocks in the pharmaceutical sector, while adding new names with strong fundamentals and attractive valuations. As a group, pharmaceutical stocks have been fairly overpriced in the past year, but the sector enjoys continued high-volume growth and support from the managed-care industry. As a result, we added growth companies with attractive prices, such as American Home Products and Rhone-Poulenc, and reinforced our positions in Pharmacia & Upjohn and SmithKline Beecham. We plan to remain slightly overweighted in this sector, because it continues to show the potential for appreciation.

     The technology sector struggled in the second half of 1997, as technology stocks were roiled by the Asian currency crisis that dominated the last several months of the year. We searched for companies with growth opportunities, which included Nokia, a mobile telecommunications company. Although cellular phone usage is strong in the United States, penetration in overseas markets is still shallow, revealing a high potential for growth.

[Q]  How did the Portfolio perform during the reporting period?

[A] The Portfolio achieved a total return of 23.90 percent1 for the fiscal year ending December 31, 1997. By comparison, the Standard & Poor's 500-Stock Index returned 33.31 percent, and the Lipper Growth and Income Fund Index produced a total return of 26.96 percent for the same period. The S&P 500 Stock Index is a broad-based, unmanaged index reflecting general stock market performance, and the Lipper Growth and Income Fund Index reflects the average performance of all growth and income funds. Keep in mind that these indices do not reflect any commissions, fees, or sales charges that would be incurred by an investor purchasing the securities they represent. Please refer to the chart on page four for additional Portfolio performance results.

[Q]  What is your economic outlook for the months ahead?

[A] We believe that the economic uncertainty in Southeast Asia will be a double-edged sword for the domestic economy and stock market. On the downside, we anticipate that U.S. corporate profits could be negatively impacted by lower foreign sales and increased competition from imports. On the upside, a slowdown in corporate profits could keep economic growth at a moderate and sustainable level. Also, we expect that lower currency values in Asia will result in low price inflation in the U.S. and stable or declining interest rates--a favorable scenario for stocks.

     Although U.S. investors have enjoyed a low level of market volatility during the past few years, market movements in both directions are normal. Investors who have long-term goals such as retirement or college tuition must realize that short-term market fluctuations have historically posed little threat to those goals. We encourage you to focus on your long-term goals instead of short-term distractions that ultimately may have little impact on your plans.

     Remember that the U.S. stock market is still enjoying the best of all possible environments: low inflation, moderate economic growth, and solid corporate earnings. The economy continues to grow fast enough to produce further earnings growth, and the absence of inflation suggests stable interest rates, which in turn would provide support for high stock valuations.

/s/ Alan T. Sachtleben                          /s/ James A. Gilligan
----------------------                          ---------------------
Alan T. Sachtleben                              James A. Gilligan
Chief Investment Officer                        Portfolio Manager
Equity Investments                              Growth and Income Portfolio

                                      24      Please see footnotes on page four.

                          PORTFOLIO MANAGEMENT REVIEW

                            MONEY MARKET PORTFOLIO

The following is an interview with the management team of the Van Kampen American Capital Life Investment Trust--Money Market Portfolio. The team is led by David R. Troth, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

[Q]  What were some of the market factors affecting the Portfolio in 1997?

[A]  How did you respond to those factors?
     Overall, the year was marked by friendly economic numbers--moderate growth, coupled with low inflation--that were favorable to fixed-income investments. We did see the Federal Reserve Board raise interest rates from 5.25 percent to 5.50 percent in late March, and for a while, the market held its breath in anticipation of a second Fed action that never materialized. Since then, we've seen surprisingly benign inflation numbers that have belied the strength of the job market and kept the Fed on the sidelines through the remainder of the year.

     Our response to these conditions was twofold. First, we lengthened the Portfolio's average maturity from 33 days at the beginning of the period to 38 days, giving us a slightly higher yield. Second, we shifted much of the Portfolio's assets from U.S. government securities* to high-grade, short-term corporate issues, which offered higher yields in 1997. More specifically, we began the year with about 20 percent of our holdings in corporate securities and the balance in U.S. government obligations and repurchase agreements. By the end of 1997, approximately 66 percent of our assets were invested in corporate issues.

[Q]  How did the Portfolio perform over the year?

[A] Through the 12-month period ended December 31, 1997, the Portfolio achieved a total return of 5.06 percent at net asset value. As of December 31, the Portfolio generated a seven-day average yield of 5.09 percent and a 30-day effective yield of 5.09 percent. Most importantly, we continued to maintain a stable net asset value of $1.00 per share throughout the year.

[Q]  What does the future hold for the Portfolio?

[A] Going forward, we will further extend the average maturity from 45 to 50 days in anticipation that the Fed will not adjust interest rates until after the first quarter of 1998, if at all. As we move toward the end of this long-running business cycle, we may start to see a slowdown in economic growth that could ease any lingering fears over rising inflation and interest rates. If, however, the economy grows unexpectedly strong, we are well positioned to reduce the maturity and make the Portfolio less sensitive to interest rate pressures.

     With its conservative holdings and principal stability, the Portfolio continues to be an appropriate vehicle for investors to use in balancing their portfolios, especially in light of the increased volatility we've been seeing lately in the other financial markets.

/s/ Peter W. Hegel                           /s/ David R. Troth
------------------                           ------------------
Peter W. Hegel                               David R. Troth
Chief Investment Officer                     Portfolio Manager
Fixed Income Investments                     Money Market Portfolio

*An investment in the Portfolio is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

                          PORTFOLIO MANAGEMENT REVIEW

                MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

The following is an interview with the portfolio management team of Van Kampen American Capital Life Investment Trust--Morgan Stanley Real Estate Securities Portfolio. The team is led by portfolio managers Russell C. Platt and Theodore
R. Bigman.

[Q] What were the market conditions in which the Portfolio operated over the past 12 months?

[A] A strong U.S. economy and a cooperative bond market in the past year were beneficial to the real estate industry, which continues on the path of recovery that began in 1993. While the total return for the period was not as great as the one generated a year earlier, it was solid and more in line with the type of returns that we believe investors can expect at this point in the real estate cycle. Real estate investments generally tracked the Standard & Poor's 500-Stock Index, but displayed defensive characteristics during the more volatile periods in the broader market, particularly in the latter part of the year.

     The past 12 months were characterized by numerous mergers and acquisitions in the real estate market. An impressive total of 15 public transactions occurred, most notably Equity Office Prospectus' surprising merger with rival Beacon Office Properties, and Starwood Lodging's successful bid for ITT Corp. Public mergers in 1997 totaled $26.7 billion, representing a significant increase from the year before, in which six public REIT mergers accounted for only $5.0 billion. Companies were able to finance these transactions through an active issuance market, with an estimated $39 billion in debt and equity capital raised by the end of the year.

[Q]  How did you position the portfolio during the reporting period?

[A] We continued to support the thesis that efficient markets will, over time, drive values in the public and private markets into equilibrium; in that environment, understanding asset value is critical. As a result, our security-selection process is based on finding those stocks that we believe offer the best value relative to their underlying net property assets. While real estate cycles in the physical property market can last for long periods of time, valuations in the public markets can fluctuate quite rapidly. This caused us to over- and underweight property sectors throughout the year despite conditions in the physical market. Our investment style led us to overweight positions in the office and high-end hotel sectors, which contributed handsomely to the PortfolioOs returns for the year. In addition, our value style of investing allowed the Portfolio to perform particularly well during times of greatest market volatility.

[Q]  What was the PortfolioOs performance over the reporting period?

[A] The Portfolio achieved a total return of 21.47 percent/1/ for the 12-month period ended December 31, 1997. This performance compares favorably to the total return of the NAREIT (National Association of Real Estate Investment Trusts) Equity REIT Index of 10.98 percent over the same period. The NAREIT Index is an unmanaged index that reflects the performance of a broad range of equity REITs of all property types. By comparison, the Standard & Poor's 500-Stock Index registered a total return of 33.31 percent in the 12 months ended December 31, 1997. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market. Keep in mind that these indices are unmanaged statistical composites that do not reflect any commissions, fees, or sales charges that would be incurred by an investor purchasing the securities they represent. Please refer to the chart on page four for additional Portfolio performance results.

[Q] What factors or sectors contributed to the PortfolioOs success over its fiscal year?
[A] With respect to the overall portfolio, our value style of investing was beneficial during the period. Recall that the NAREIT Equity REIT Index registered a total return of 35.5 percent in 1996, of which 18.9 percent occurred in the fourth quarter (with a full 10.4 percent return in the final month alone). Given that level of performance, many growth and "momentum" companies sold at significant premiums to underlying real estate values, and thus experienced a retracement of stock prices in the first six months of this year. Our value focus allowed us to avoid a number of companies in which the retrenchment was often significant.

     Our sector weightings and stock selection within sectors also contributed to the Portfolio's total return in the first half of the year. After last year's outstanding performance, office and hotel property sectors continued to show above-average performance during the past six months, and our overweighted positions in these sectors positively contributed to the total return. Limited new supply in both sectors has allowed for better returns. We were somewhat surprised by the above-average performance in the retail sector in the first half of the year, and our holdings in regional malls added significantly to returns. Our stock selection in the manufactured-home sector and the industrial sector also contributed to the Portfolio's success.

[Q]  What is your outlook for the real estate market and for the Portfolio?

[A] As we continue to advance in this current real estate recovery cycle, we see more property sectors approaching equilibrium, or a balanced supply-and-demand equation. We are also beginning to see greater amounts of development in many property sectors due to the fact that rental rates have recovered greatly. In many cases, the new development is justified. We do not yet feel that we are at a level of development that will bring about the demise of this cycle; nonetheless, it is incumbent upon us to be alert and increasingly careful in our company analysis and stock selection. For example, in calculating the net asset value for some of the Southeastern multi-family companies, we have computed a greater vacancy rate, because certain markets in this region have excess supply. In addition, we are attempting to focus our investments in companies that have a Northeastern or West Coast focus when possible; these are markets in which is it very difficult to develop, so we believe the supply-and-demand balance will remain in check.

     In conclusion, we believe that, as the real estate cycle ages, understanding the underlying real estate value of these securities will become increasingly important. In this environment, we feel strongly that our value style of investing will prevail.

/s/ Russell C. Platt                                /s/ Theodore R. Bigman
--------------------                                ----------------------
Russell C. Platt                                    Theodore R. Bigman
Portfolio Manager                                   Portfolio Manager
Morgan Stanley Real Estate Securities Portfolio     Morgan Stanley Real Estate
Securities Portfolio

                                      27      Please see footnotes on page four.

                          PORTFOLIO MANAGEMENT REVIEW

                           STRATEGIC STOCK PORTFOLIO

The following is an interview with the portfolio management team of the Van Kampen American Capital Life Investment Trust--Strategic Stock Portfolio. The team is led by John Cunniff, portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments.

[Q] What was the stock market environment for the Portfolio since its inception in November?

[A] Just before the Portfolio's inception, the U.S. stock market was rocked by a bout of severe volatility. The stock market became very sensitive to economic turmoil in Southeast Asia, and the Dow Jones Industrial Average (DJIA) dropped a record number of points in a single day. However, the market rose back up to hover slightly below its all-time high by year-end. The situation in Asia prompted investors to seek out large, well-established companies, and blue chips outperformed their smaller competitors in the final months of the year.

[Q]  What was your strategy in seeking to meet the PortfolioOs objective?

[A] We utilize a set strategy to select undervalued stocks of high-quality companies. First, we analyze the DJIA, which consists of 30 actively traded stocks of well-established, blue-chip companies. Each month, we invest half of the Portfolio's new assets into equal amounts of the 10 stocks with the highest dividend yields.

     Next, we review nearly 370 large-company, domestic stocks that comprise the Morgan Stanley Capital International (MSCI)-USA Index. We exclude the 30 stocks of the DJIA and all utility and financial stocks, and the remaining stocks are screened for factors such as sales growth, earnings growth, dividend performance, and trading volume. Of the securities that pass our screen, we select the 10 stocks with the highest dividend yields, and the other half of the Portfolio's new assets go into these stocks.

     By limiting our investments to these two indexes, we're selecting from a pool of high-quality U.S. companies. And because stocks with high dividend yields tend to be undervalued, our strategy pinpoints those companies that are positioned to potentially bounce back in price.

[Q]  How does this strategy work over time?

[A] Every month, we purchase 20 new stocks--10 from each index--until there are 12 separate "basket" of stocks. Each basket is sold after 12 months, and a new basket is purchased to replace it. As a result, we rotate the Portfolio every month to purchase stocks that may be undervalued in the market place and to sell stocks that have had a full 12 months to potentially rebound to their fair value. It has been our experience that solid, well-established companies don't often languish at reduced valuations--their true worth is usually recognized quickly by the market. Our strategy gives each stock a 12-month window to achieve its appreciation potential. It is important to understand that shareholders of the Portfolio don't just own one basket of stocks, they own shares of the whole Portfolio, which contains multiple baskets.

[Q]  What stocks are currently held in the Portfolio ?

[A] The Portfolio opened in November, so it currently holds just two baskets of stocks for a total of 24 individual securities. If you look at the holdings in the Portfolio, you'll recognize many of the stocks as large, well-known firms with broad product offerings and widespread market presence. They include telephone companies (BellSouth, Bell Atlantic, AT&T), automotive manufacturers (Chrysler, General Motors) and oil companies (Exxon, Mobil).

     The Portfolio's largest holding at the end of the reporting period was AT&T, and this stock provides a good example of our value strategy in action. AT&T's stock price lagged the market for the past several years, so they hired a new CEO, Michael Armstrong, in late October of 1997. Mr. Armstrong outlined his strategy to get the company back on track: reduce AT&T's cost structure to competitive levels in the next two years, and sell off non-strategic assets to better focus the company's efforts. To reduce costs, Mr. Armstrong initiated a hiring freeze and cut back on other expenses, and he plans to invest the savings into new networks and telecommunication services to improve the company's revenue growth. Regarding non-strategic assets, he announced that AT&T will sell off its Universal Card unit, a credit card business. AT&T has shown up on the Portfolio's "buy" list from the DJIA screen in both November and December. The stock traded at $49 5/16 on the first business day of November and closed the year at $61 1/4, which represents almost 25-percent stock price appreciation in two months. Of course, there is no guarantee that this stock will perform as favorably in the future.

[Q]  How has the Portfolio performed since inception?

[A] The Portfolio achieved a total return of 2.45 percent1 at net asset value for the period from November 3 to December 31, 1997. By comparison, the Standard & Poor's 500-Stock Index returned 3.77 percent, the DJIA returned 3.51 percent, and the MSCI-USA Index produced a return of 6.14 percent for the same period. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market. The DJIA consists of 30 actively traded stocks of well-established, blue-chip companies, and the MSCI-USA Index achieves a 60 percent representation of the United States market capitalization, as well as 60 percent of the capitalization of each industry group. Keep in mind that these indices are unmanaged statistical composites that do not include any commissions, fees, or sales charges that would be paid by an investor purchasing the securities they represent. Please refer to the chart on page four for additional performance results.

[Q]  What is your outlook for the next six months?

[A] We believe the economic uncertainty in Southeast Asia will be a double-edged sword for the domestic economy and stock market. On the downside, we anticipate that U.S. corporate profits could be negatively impacted by lower foreign sales and increased competition from imports. On the upside, a slowdown in corporate profits could keep economic growth at a moderate and sustainable level. Also, we expect that lower currency values in Asia, will result in low price inflation in the U.S. and stable or declining interest rates--a favorable scenario for stocks.

     As often happens in times of economic uncertainty, many investors have shifted their assets to high-quality stocks with proven track records. Because the Portfolio invests in these kinds of securities, we believe this trend will be beneficial to the Portfolio. In our opinion, the stock market is still highly valued, and rising stock prices can mean more risk for investors--expensive securities have farther to fall in a market downturn than undervalued stocks. We believe that investments such as the Strategic Stock Portfolio, which owns undervalued securities, may be well suited for this environment.

/s/ Alan T. Sachtleben                     /s/ John Cunniff
----------------------                     ----------------
Alan T. Sachtleben                         John Cunniff
Chief Investment Officer                   Portfolio Manager
Equity Investments                         Strategic Stock Portfolio

                                      29      Please see footnotes on page four.

ASSET ALLOCATION PORTFOLIO                              PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------
Description                                      Shares           Market Value
--------------------------------------------------------------------------------
COMMON STOCKS 51.7%
CONSUMER DISTRIBUTION 1.5%
Federated Department Stores, Inc. (a)..........  10,700            $   460,769
Office Depot, Inc. (a).........................   6,100                146,019
Sears Roebuck & Co.............................   7,600                343,900
                                                                   -----------
                                                                       950,688
                                                                   -----------
CONSUMER DURABLES 0.3%
Cooper Tire & Rubber Co........................   4,200                102,375
Maytag Corp....................................   3,100                115,669
                                                                   -----------
                                                                       218,044
                                                                   -----------
CONSUMER NON-DURABLES 5.3%
Dial Corp......................................  41,800                869,962
First Brands Corp..............................  14,800                398,675
Kimberly Clark Corp............................   9,500                468,469
Philip Morris Cos., Inc........................  12,200                552,812
RJR Nabisco Holdings Corp......................  14,600                547,500
Tommy Hilfiger Corp. (a).......................  15,300                537,413
                                                                   -----------
                                                                     3,374,831
                                                                   -----------
CONSUMER SERVICES 1.1%
International Game Technology..................   9,800                247,450
Outback Steakhouse, Inc. (a)...................   4,200                120,750
Time Warner, Inc...............................   5,500                341,000
                                                                   -----------
                                                                       709,200
                                                                   -----------
ENERGY 3.2%
Amoco Corp.....................................   1,800                153,225
Atlantic Richfield Co..........................   2,000                160,250
Chevron Corp...................................   3,200                246,400
Coastal Corp...................................   2,800                173,425
ENI, SpA---ADR (Italy).........................   4,800                273,900
Equitable Resources, Inc.......................   3,300                116,737
Texaco, Inc....................................   3,200                174,000
Total, SA--ADR (France)........................   3,956                219,558
USX--Marathon Group............................   4,500                151,875
YPF Sociedad Anonima, Class DNADR (Argentina)..  10,900                372,644
                                                                   -----------
                                                                     2,042,014
                                                                   -----------
FINANCE 8.3%
Aetna, Inc.....................................   2,600                183,463
Ambac Financial Group, Inc.....................  11,200                515,200
American Bankers Insurance Group, Inc..........  12,300                565,031

                                   30          See Notes to Financial Statements

ASSET ALLOCATION PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

--------------------------------------------------------------------------------
Description                                      Shares           Market Value
--------------------------------------------------------------------------------
FINANCE (CONTINUED)
BancOne Corp...................................   8,600           $    467,087
BankAmerica Corp...............................   3,700                270,100
Bear Stearns Cos., Inc.........................   5,738                272,555
Chase Manhattan Corp...........................   2,400                262,800
CIGNA Corp.....................................   1,600                276,900
CMAC Investment Corp...........................   7,400                446,775
Conseco, Inc...................................   8,200                372,587
Everest Reinsurance Holdings, Inc..............   5,800                239,250
First Union Corp...............................  10,300                527,875
Liberty Financial Cos., Inc....................   3,150                118,913
MBIA, Inc......................................   3,400                227,162
Nationwide Financial Services, Inc., Class A...     400                 14,450
Norwest Corp...................................   4,300                166,088
Travelers Group, Inc...........................   3,199                172,346
United Asset Management Corp...................   5,800                141,738
                                                                  ------------
                                                                     5,240,320
                                                                  ------------
HEALTHCARE 3.7%
American Home Products Corp....................   7,300                558,450
Bausch & Lomb, Inc.............................   9,300                368,512
Lincare Holdings, Inc. (a).....................   6,400                364,800
Mylan Laboratories, Inc........................   8,100                169,594
PacifiCare Health Systems, Class B (a).........  10,500                549,937
Pharmacia & Upjohn, Inc........................   8,900                325,963
                                                                  ------------
                                                                     2,337,256
                                                                  ------------
PRODUCER MANUFACTURING 3.2%
Bouygues Offshore, SA--ADR (France)............  10,200                221,850
Cognex Corp. (a)...............................   4,100                111,725
Ingersoll-Rand Co..............................   2,400                 97,200
ITT Corp. (a)..................................   3,100                256,913
LucasVarity PLC--ADR (United Kingdom)..........   9,900                345,262
Tubos De Acero De Mexico, SA--ADR (Mexico) (a).   3,400                 73,525
Waste Management, Inc..........................  32,200                885,500
                                                                  ------------
                                                                     1,991,975
                                                                  ------------

RAW MATERIALS/PROCESSING INDUSTRIES 5.3%
Barrick Gold Corp..............................  23,100                430,237
Bethlehem Steel Corp. (a)......................  16,000                138,000
Boise Cascade Corp.............................  14,900                450,725
British Steel PLC--ADR (United Kingdom)........  23,100                495,206

                               31             See Notes to Financial Statements

ASSET ALLOCATION PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

---------------------------------------------------------------------------------------
Description                                                Shares          Market Value
---------------------------------------------------------------------------------------
RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
Georgia Pacific Corp...................................     1,900           $   115,425
Georgia Pacific Corp.--Timber Group (a)................     1,900                43,106
Homestake Mining Co....................................    38,200               339,025
Imperial Chemical Industries PLC--ADR (United Kingdom).     2,100               136,369
International Paper Co.................................     5,900               254,438
Louisiana-Pacific Corp.................................     9,500               180,500
Newmont Mining Corp....................................     9,300               273,187
Placer Dome, Inc.......................................    23,200               294,350
Temple Inland, Inc.....................................     1,600                83,700
Union Camp Corp........................................     1,800                96,638
                                                                            -----------
                                                                              3,330,906
                                                                            -----------
TECHNOLOGY 4.6%
3Com Corp. (a).........................................      7,400              258,538
Avnet, Inc.............................................      2,800              184,800
Compaq Computer Corp. (a)..............................      9,500              536,156
Dell Computer Corp. (a)................................      2,000              168,000
Gateway 2000, Inc. (a).................................      3,800              123,975
Intel Corp.............................................      1,400               98,350
LSI Logic Corp. (a)....................................      3,000               59,250
Micron Technology, Inc. (a)............................      7,900              205,400
Nokia Corp.--ADR (Finland).............................      1,600              112,000
Quantum Corp. (a)......................................     18,100              363,131
SunGard Data Systems, Inc. (a).........................     20,400              632,400
VLSI Technology, Inc. (a)..............................      7,000              165,375
                                                                            -----------
                                                                              2,907,375
                                                                            -----------
TRANSPORTATION 0.5%
Canadian National Railway Co...........................      7,100              335,475
                                                                            -----------
UTILITIES 14.7%
Ameritech Corp.........................................      6,600              531,300
Baltimore Gas & Electric Co............................      5,600              190,750
Bell Atlantic Corp.....................................      3,000              273,000
BellSouth Corp.........................................      4,300              242,144
Boston Edison Co.......................................      8,600              325,725
CMS Energy Corp........................................      7,200              317,250
DTE Energy Co..........................................      7,700              267,094
Duke Power Co..........................................      3,037              168,174
Edison International...................................      2,500               67,969
Endesa, SA--ADR (Spain)................................      7,600              138,225

                                      32     See Notes to Financial Statements

ASSET ALLOCATION PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

--------------------------------------------------------------------------------
Description                                   Shares               Market Value
--------------------------------------------------------------------------------
UTILITIES (CONTINUED)
FPL Group, Inc............................     3,300                $   195,319
GPU, Inc..................................    11,100                    467,588
Houston Industries, Inc...................    35,000                    934,062
Idaho Power Co............................    12,600                    474,075
Illinova Corp.............................     8,000                    215,500
New Century Energies, Inc.................     3,705                    177,608
Nipsco Industries, Inc....................     3,200                    158,200
Northeast Utilities.......................    10,300                    121,669
Northern States Power Co.--Minnesota......     4,600                    267,950
OGE Energy Corp...........................    11,200                    612,500
PacifiCorp................................    10,600                    289,513
Pinnacle West Capital Corp................    13,500                    572,062
Public Service Co. of New Mexico..........    19,800                    469,012
SBC Communications, Inc...................     4,500                    329,625
Sierra Pacific Resources..................     2,400                     90,000
Texas Utilities Co........................    23,000                    955,937
U.S. WEST Communications Group............     9,300                    419,663
                                                                     ----------
                                                                      9,271,914
                                                                     ----------
     TOTAL COMMON STOCKS 51.7%............                           32,709,998
                                                                     ----------

                                      33       See Notes to Financial Statements

ASSET ALLOCATION PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

---------------------------------------------------------------------------------------------------------------
Par
Amount
(000)              Description                                               Coupon    Maturity    Market Value
---------------------------------------------------------------------------------------------------------------
                   CORPORATE DEBT 23.1%
                   CONSUMER DISTRIBUTION 1.6%
    $    1,000     Sears Roebuck Acceptance Corp..........................   6.750%    09/15/05     $ 1,017,890
                                                                                                    -----------
                   CONSUMER NON-DURABLES 1.6%
         1,000     Anheuser Busch Co., Inc................................   7.000     09/01/05       1,023,660
                                                                                                    -----------
                   CONSUMER SERVICES 1.6%
         1,000     Cox Communications, Inc................................   6.875     06/15/05       1,030,700
                                                                                                    -----------
                   ENERGY 3.6%
         1,000     Burlington Resources, Inc..............................   9.125     10/01/21       1,266,200
         1,000     Enron Corp.............................................   6.875     10/15/07       1,015,400
                                                                                                    -----------
                                                                                                      2,281,600
                                                                                                    -----------
                   FINANCE 1.7%
         1,000     American General Corp..................................   9.625     02/01/18       1,048,300
                                                                                                    -----------
                   PRODUCER MANUFACTURING 1.9%
         1,000     Caterpillar, Inc.......................................   9.000     04/15/06       1,169,800
                                                                                                    -----------
                   TECHNOLOGY 5.1%
         1,000     Boeing, Inc............................................   8.100     11/15/06       1,123,300
         1,000     Philips Electronics NV (Netherlands)...................   8.375     09/15/06       1,102,700
         1,000     Raytheon Co............................................   6.750     08/15/07       1,019,270
                                                                                                    -----------
                                                                                                      3,245,270
                                                                                                    -----------
                   TRANSPORTATION 2.6%
         1,000     Norfolk Southern Corp..................................   7.700     05/15/17       1,110,400
           500     Southwest Airlines Co..................................   7.375     03/01/27         537,475
                                                                                                    -----------
                                                                                                      1,647,875
                                                                                                    -----------
                   UTILITIES 3.4%
         1,000     Baltimore Gas & Electric Co............................   7.500     01/15/07       1,078,500
         1,000     Texas Utilities Electric Co............................   8.250     04/01/04       1,095,050
                                                                                                    -----------
                                                                                                      2,173,550
                                                                                                    -----------
                     TOTAL CORPORATE DEBT 23.1%................................................      14,638,645
                                                                                                    -----------
                   GOVERNMENT AND AGENCY OBLIGATIONS 1.7%
     1,000,000     Province of Nova Scotia (Canada).......................   7.250     07/27/13       1,075,700
                                                                                                    -----------
                   UNITED STATES GOVERNMENT OBLIGATIONS 13.1%
     3,800,000     United States Treasury Bond............................   7.125     02/15/23       4,336,750
       500,000     United States Treasury Note............................   7.250     08/15/04         540,470
     3,000,000     United States Treasury Bond............................   7.250     05/15/16       3,416,250
                                                                                                    -----------
                     TOTAL UNITED STATES GOVERNMENT OBLIGATIONS 13.1%..........................       8,293,470
                                                                                                    -----------
                     TOTAL LONG-TERM INVESTMENTS 89.6%E(COST $49,103,971)......................      56,717,813


                                      34       See Notes to Financial Statements

ASSET ALLOCATION PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

---------------------------------------------------------------------------------------------------------------
Description                                                                                        Market Value
---------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 9.3%
  SBC Warburg ($5,895,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $5,896,998)
  (Cost $5,895,000)..............................................................................  $ 5,895,000
                                                                                                   -----------
TOTAL INVESTMENTS 98.9%
  (Cost $54,998,971).............................................................................   62,612,813
OTHER ASSETS IN EXCESS OF LIABILITIES 1.1%.......................................................      684,899
                                                                                                   -----------
NET ASSETS 100.0%................................................................................  $63,297,712
                                                                                                   ===========

(a) Non-income producing security as this stock currently does not declare dividends.

                                      35       See Notes to Financial Statements

ASSET ALLOCATION PORTFOLIO                   STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997

---------------------------------------------------------------------------------------------------------------
ASSETS:
Total Investments (Cost $54,998,971).........................................................       $62,612,813
Cash.........................................................................................             1,362
Receivables:
     Interest................................................................................           458,848
     Investments Sold........................................................................           308,594
     Dividends...............................................................................            81,127
Other........................................................................................            42,954
                                                                                                    -----------
     Total Assets............................................................................        63,505,698
                                                                                                    -----------
LIABILITIES:
Payables:
     Investments Purchased...................................................................            69,740
     Investment Advisory Fee.................................................................            15,037
     Distributor and Affiliates..............................................................             4,221
     Portfolio Shares Repurchased............................................................             3,507
Trustees' Deferred Compensation and Retirement Plans.........................................            92,111
Accrued Expenses.............................................................................            23,370
                                                                                                    -----------
     Total Liabilities.......................................................................           207,986
                                                                                                    -----------
NET ASSETS...................................................................................       $63,297,712
                                                                                                    ===========
NET ASSETS CONSIST OF:
Capital......................................................................................       $53,888,909
Net Unrealized Appreciation..................................................................         7,613,842
Accumulated Net Realized Gain................................................................         1,777,211
Accumulated Undistributed Net Investment Income..............................................            17,750
                                                                                                    -----------
NET ASSETS...................................................................................       $63,297,712
                                                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
     (Based on net assets of $63,297,712 and 5,314,563 shares of beneficial interest
     issued and outstanding).................................................................       $     11.91
                                                                                                    ===========

                                      36       See Notes to Financial Statements

ASSET ALLOCATION PORTFOLIO                               STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1997
================================================================================

INVESTMENT INCOME:
Interest.....................................................        $ 2,015,818
Dividends....................................................            764,885
                                                                     -----------
     Total Income............................................          2,780,703
                                                                     ===========
EXPENSES:
Investment Advisory Fee......................................            311,514
Audit........................................................             23,008
Custody......................................................             21,787
Shareholder Reports..........................................             19,494
Shareholder Services.........................................             15,613
Accounting...................................................             14,290
Trustees' Fees and Expenses..................................             11,359
Legal........................................................              7,971
Other........................................................             17,514
                                                                     -----------
     Total Expenses..........................................            442,550
     Less Fees Waived........................................             68,780
                                                                     -----------
     Net Expenses............................................            373,770
                                                                     -----------
NET INVESTMENT INCOME........................................        $ 2,406,933
                                                                     ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain............................................        $ 7,064,899
                                                                     -----------
Unrealized Appreciation/Depreciation:
     Beginning of the Period.................................          4,916,467
     End of the Period:
     Investments.............................................          7,613,842
                                                                     -----------
Net Unrealized Appreciation During the Period................          2,697,375
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN.............................        $ 9,762,274
                                                                     ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS...................        $12,169,207
                                                                     ===========

                                      37       See Notes to Financial Statements

ASSET ALLOCATION PORTFOLIO                    STATEMENT OF CHANGES IN NET ASSETS

                For the Years Ended December 31, 1997 and 1996

========================================================================================================
                                                                         Year Ended           Year Ended
                                                                  December 31, 1997    December 31, 1996
--------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income...........................................       $  2,406,933         $  2,389,714
Net Realized Gain...............................................          7,064,899            6,901,393
Net Unrealized Appreciation/Depreciation During the Period......          2,697,375           (1,116,505)
                                                                       ------------         ------------
Change in Net Assets from Operations............................         12,169,207            8,174,602
                                                                       ------------         ------------
Distributions from Net Investment Income........................         (2,436,414)          (2,362,025)
Distributions from Net Realized Gain............................         (6,406,916)          (6,874,314)
                                                                       ------------         ------------
Total Distributions.............................................         (8,843,330)          (9,236,339)
                                                                       ------------         ------------
Net Change in Net Assets from Investment Activities.............          3,325,877           (1,061,737)
                                                                       ------------         ------------
From Capital Transactions:
Proceeds from Shares Sold.......................................          2,681,711            4,725,803
Net Asset Value of Shares Issued Through Dividend Reinvestment..          8,843,330            9,236,339
Cost of Shares Repurchased......................................        (15,502,271)         (11,932,457)
                                                                       ------------         ------------
Net Change in Net Assets from Capital Transactions..............         (3,977,230)           2,029,685
                                                                       ------------         ------------
Total Increase/Decrease in Net Assets...........................           (651,353)             967,948
Net Assets:
Beginning of the Period.........................................         63,949,065           62,981,117
                                                                       ============         ============
End of the Period (Including accumulated undistributed net
investment income of $17,750 and $47,231, respectively).........       $ 63,297,712         $ 63,949,065
                                                                       ============         ============

                                      38       See Notes to Financial Statements

ASSET ALLOCATION PORTFOLIO                                  FINANCIAL HIGHLIGHTS

  The following presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

===================================================================================================================
                                                                               Year Ended December 31,
                                                                    -----------------------------------------------
                                                                     1997       1996      1995     1994       1993
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........................   $11.352   $ 11.64   $  9.99   $11.80    $ 11.92
                                                                    -------   -------   -------   ------    -------
     Net Investment Income.......................................      .513      .482       .48      .45        .29
     Net Realized and Unrealized Gain/Loss.......................     1.897     1.083    2.6425     (.89)     .6025
                                                                    -------   -------   -------   ------    -------
Total from Investment Operations.................................     2.410     1.565    3.1225     (.44)     .8925
                                                                    -------   -------   -------   ------    -------
Less:
     Distributions from Net Investment Income....................      .518      .478     .4775      .45      .2925
     Distributions from Net Realized Gain........................     1.334     1.375      .995      .90        .63
     Distributions in Excess of Net Realized Gain................       -0-       -0-       -0-      .02        .09
                                                                    -------   -------   -------   ------    -------
Total Distributions..............................................     1.852     1.853    1.4725     1.37     1.0125
                                                                    -------   -------   -------   ------    -------
Net Asset Value, End of the Period...............................   $11.910   $11.352   $ 11.64   $ 9.99    $ 11.80
                                                                    =======   =======   =======   ======    =======
Total Return*....................................................     21.81%    13.87%    31.36%   (3.66%)     7.71%
Net Assets at End of the Period (In millions)....................   $  63.3   $  63.9   $  63.0   $ 56.6    $  64.9
Ratio of Expenses to Average Net Assets*.........................       .60%      .60%      .60%     .60%       .60%
Ratio of Net Investment Income to Average Net Assets*............      3.86%     3.78%     3.85%    3.70%      2.34%
Portfolio Turnover...............................................        58%      118%      124%     163%       150%
Average Commission Paid Per Equity Share Traded (a)..............   $ .0602   $ .0561         --       --         --

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..........................       .71%      .81%      .74%     .72%       .74%
Ratio of Net Investment Income to Average Net Assets.............      3.75%     3.57%     3.71%    3.58%      2.20%

(a) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable.
     This disclosure was not required in fiscal periods prior to 1996.

                                      39       See Notes to Financial Statements

DOMESTIC INCOME PORTFOLIO                               PORTFOLIO OF INVESTMENTS

                               December 31, 1997

===================================================================================================
Par
Amount
(000) Description                                             Coupon      Maturity     Market Value
---------------------------------------------------------------------------------------------------
      CORPORATE DEBT 80.2%
      CONSUMER DISTRIBUTION 8.9%
$500  Borden, Inc............................................  7.875%     02/15/23         $500,200
 500  Gruma SA De CV, 144A - Private Placement (Mexico) (b)..  7.625      10/15/07          493,000
 500  Nabisco, Inc...........................................  7.550      06/15/15          536,550
                                                                                          ---------
                                                                                          1,529,750
                                                                                          ---------
      CONSUMER DURABLES 5.1%
 500  Brunswick Corp.........................................  7.125      08/01/27          513,600
 375  Oriole Homes Corp...................................... 12.500      01/15/03          358,125
                                                                                          ---------
                                                                                            871,725
                                                                                          ---------
      CONSUMER SERVICES 21.7%
 500  Cablevision Systems Corp...............................  7.875      12/15/07          511,250
 500  Circus Circus Enterprises, Inc.........................  6.450      02/01/06          488,350
 500  News America Holdings, Inc............................. 10.125      10/15/12          586,550
 500  Royal Caribbean Cruises Limited........................  7.500      10/15/27          510,750
 500  TCI Communications, Inc................................  8.750      08/01/15          582,050
 500  Valassis Communications, Inc...........................  9.550      12/01/03          560,000
 500  Viacom, Inc............................................  7.625      01/15/16          498,750
                                                                                          ---------
                                                                                          3,737,700
                                                                                          ---------
      ENERGY 9.3%
 500  Occidental Petroleum Corp.............................. 10.125      11/15/01          565,250
 500  PDV America, Inc.......................................  7.875      08/01/03          516,850
 500  Seagull Energy Corp....................................  7.500      09/15/27          517,500
                                                                                          ---------
                                                                                          1,599,600
                                                                                          ---------
      FINANCE 5.1%
 395  First PV Funding Corp., Series 1986 A.................. 10.300      01/15/14          428,034
 500  Macsaver Financial Services, Inc.......................  7.600      08/01/07          456,250
                                                                                          ---------
                                                                                            884,284
                                                                                          ---------
      HEALTHCARE 3.0%
 500  Manor Care, Inc........................................  7.500      06/15/06          517,950
                                                                                          ---------
      PRODUCER MANUFACTURING 1.5%
 250  American Builders & Contractors........................ 10.625      05/15/07          259,375
                                                                                          ---------
      RAW MATERIALS/PROCESSING INDUSTRIES 6.4%
 500  Georgia-Pacific Corp...................................  9.950      06/15/02          567,250
 500  Viacap SA De CV, 144A - Private Placement (Mexico) (b). 11.375      05/15/07          535,000
                                                                                          ---------
                                                                                          1,102,250
                                                                                          ---------

                                      40       See Notes to Financial Statements

DOMESTIC INCOME PORTFOLIO                               PORTFOLIO OF INVESTMENTS

                               December 31, 1997

===================================================================================================
Par
Amount
(000) Description                                             Coupon      Maturity     Market Value
---------------------------------------------------------------------------------------------------
      TECHNOLOGY 3.1%
$500  Raytheon Co............................................  7.200%     08/15/27         $524,650
                                                                                        -----------
      TRANSPORTATION 8.5%
 500  Delta Airlines, Inc....................................  9.750      05/15/21          647,200
 500  Norfolk Southern Corp..................................  7.700      05/15/17          555,200
 200  United Airlines, Inc................................... 10.020      03/22/14          251,460
                                                                                        -----------
                                                                                          1,453,860
                                                                                        -----------
      UTILITIES 7.6%
 500  360 Communication Co...................................  7.600      04/01/09          524,810
 350  Monongahela Power Co...................................  8.375      07/01/22          384,643
 350  Public Service Co. of Colorado.........................  8.750      03/01/22          390,512
                                                                                        -----------
                                                                                          1,299,965
                                                                                        -----------
      TOTAL CORPORATE DEBT 80.2%..................................................       13,781,109
                                                                                        -----------
      GOVERNMENT OBLIGATIONS 13.0%
 597  Federal National Mortgage Association Pool (U.S.)...... 10.000      04/01/21          647,378
 500  Republic of Argentina (Argentina)...................... 11.000      10/09/06          536,700
 500  Republic of South Africa (South Africa)................  8.500      06/23/17          483,375
 500  United Mexican States (Mexico)......................... 11.375      09/15/16          575,000
                                                                                        -----------
      TOTAL GOVERNMENT OBLIGATIONS................................................        2,242,453
                                                                                        -----------
COMMON AND PREFERRED STOCK 3.9%
FF Holdings Corp., 2,500 common shares, 144A - Private Placement  (a) (b).........               25
Time Warner, Inc., 594 Series M preferred shares, dividend rate of $ 10.25,
      144A - Private Placement (b)................................................          666,765
                                                                                        -----------
      TOTAL COMMON AND PREFERRED STOCK............................................          666,790
                                                                                        -----------
TOTAL LONG-TERM INVESTMENTS 97.1% (COST $15,840,299)..............................       16,690,352

REPURCHASE AGREEMENT 1.7%
      DLJ ($300,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $300,108) (Cost
      $300,000)...................................................................          300,000
                                                                                        -----------
TOTAL INVESTMENTS 98.8% (COST $16,140,299)........................................       16,990,352

OTHER ASSETS IN EXCESS OF LIABILITIES 1.2%........................................          208,441
                                                                                        -----------
NET ASSETS 100.0%.................................................................      $17,198,793
                                                                                        -----------

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                      41       See Notes to Financial Statements

DOMESTIC INCOME PORTFOLIO                    STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997

=================================================================================
ASSETS:
Total Investments (Cost $16,140,299)................................. $16,990,352
Cash.................................................................       4,433
Receivables:
  Interest...........................................................     320,086
  Investments Sold...................................................      14,000
  Expense Reimbursement by Adviser...................................         440
Other................................................................      43,520
                                                                       ----------
    Total Assets.....................................................  17,372,831
                                                                       ----------
LIABILITIES:
Payables:
  Portfolio Shares Repurchased.......................................      53,466
  Distributor and Affiliates.........................................       3,224
Trustees' Deferred Compensation and Retirement Plans.................      89,376
Accrued Expenses.....................................................      27,972
                                                                       ==========
    Total Liabilities................................................     174,038
                                                                       ----------
NET ASSETS........................................................... $17,198,793
                                                                       ==========
NET ASSETS CONSIST OF:
Capital.............................................................. $17,644,290
Net Unrealized Appreciation..........................................     850,053
Accumulated Undistributed Net Investment Income......................      11,345
Accumulated Net Realized Loss........................................ (1,306,895)
                                                                       ==========
NET ASSETS........................................................... $17,198,793
                                                                       ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 (Based on net assets of $17,198,793 and 2,084,276 shares of
 beneficial interest issued and outstanding).........................       $8.25
                                                                       ==========

                                      42       See Notes to Financial Statements

DOMESTIC INCOME PORTFOLIO                                STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1997

================================================================================
INVESTMENT INCOME:
Interest........................................................      $1,373,451
Dividends.......................................................          62,730
Other...........................................................          10,295
                                                                      ----------
     Total Income...............................................       1,446,476
                                                                      ----------
EXPENSES:
Investment Advisory Fee.........................................          86,700
Audit...........................................................          22,323
Shareholder Reports.............................................          18,545
Shareholder Services............................................          15,859
Trustees' Fees and Expenses.....................................          11,996
Accounting......................................................           8,861
Custody.........................................................           7,233
Legal...........................................................           5,777
Other...........................................................           5,267
                                                                      ----------
     Total Expenses.............................................         182,561
     Less Fees Waived...........................................          78,538
                                                                      ----------
     Net Expenses...............................................         104,023
                                                                      ----------
NET INVESTMENT INCOME...........................................      $1,342,453
                                                                      ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...............................................      $  366,896
                                                                      ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.......................................         663,799
  End of the Period:
     Investments................................................         850,053
                                                                      ----------
Net Unrealized Appreciation During the Period...................         186,254
                                                                      ----------
NET REALIZED AND UNREALIZED GAIN................................      $  553,150
                                                                      ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS......................      $1,895,603
                                                                      ==========

                                      43       See Notes to Financial Statements

DOMESTIC INCOME PORTFOLIO                     STATEMENT OF CHANGES IN NET ASSETS

                For the Years Ended December 31, 1997 and 1996

===================================================================================================
                                                                    Year Ended           Year Ended
                                                             December 31, 1997    December 31, 1996
---------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................................ $  1,342,453         $  1,757,056
Net Realized Gain................................................      366,896              350,915
Net Unrealized Appreciation/Depreciation During the Period.......      186,254             (844,721)
                                                                  ------------         ------------
Change in Net Assets from Operations.............................    1,895,603            1,263,250
Distributions from Net Investment Income.........................   (1,365,434)          (1,735,294)
                                                                  ------------         ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..............      530,169             (472,044)
                                                                  ------------         ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................................    5,508,385            6,174,993
Net Asset Value of Shares Issued Through Dividend Reinvestment...    1,365,434            1,735,294
Cost of Shares Repurchased.......................................  (10,002,492)         (14,203,241)
                                                                  ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...............   (3,128,673)          (6,292,954)
                                                                  ------------         ------------
TOTAL DECREASE IN NET ASSETS.....................................   (2,598,504)          (6,764,998)
NET ASSETS:
Beginning of the Period..........................................   19,797,297           26,562,295
                                                                  ------------         ------------
End of the Period (Including accumulated undistributed net
 investment income of $11,345 and $34,326, respectively)......... $ 17,198,793         $ 19,797,297
                                                                  ============         ============


                                      44       See Notes to Financial Statements

DOMESTIC INCOME PORTFOLIO                                   FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the
                  Portfolio See Notes to Financial Statements

===================================================================================================================
                                                                                Year Ended December 31,
                                                                    -----------------------------------------------
                                                                      1997     1996      1995       1994       1993
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..........................  $8.008   $ 8.21   $  7.35   $   8.58    $  8.00
                                                                    ------   ------   -------   --------    -------
     Net Investment Income........................................    .704     .755       .71        .85        .72
     Net Realized and Unrealized Gain/Loss........................    .252    (.212)    .8525    (1.2275)     .5825
                                                                    ------   ------   -------   --------    -------
Total from Investment Operations..................................    .956     .543    1.5625     (.3775)    1.3025
Less Distributions from Net Investment Income.....................    .712     .745     .7025      .8525      .7225
                                                                    ------   ------   -------   --------    -------
Net Asset Value, End of the Period................................  $8.252   $8.008   $  8.21   $   7.35    $  8.58
                                                                    ======   ======   =======   ========    =======
Total Return*.....................................................   11.90%    6.68%    21.37%     (4.33%)    16.32%
Net Assets at End of the Period (In millions).....................  $ 17.2   $ 19.8   $  26.6   $   21.3    $  27.4
Ratio of Expenses to Average Net Assets*..........................     .60%     .60%      .60%       .60%       .60%
Ratio of Net Investment Income to Average Net Assets*.............    7.74%    7.97%     8.11%      8.35%      7.80%
Portfolio Turnover................................................      78%      77%       54%        94%       130%

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets...........................    1.05%    1.29%      .93%       .95%       .95%
Ratio of Net Investment Income to Average Net Assets..............    7.29%    7.28%     7.78%      8.00%      7.40%

                                 45            See Notes to Financial Statements

EMERGING GROWTH PORTFOLIO                              PORTFOLIO OF INVESTMENTS

                               December 31, 1997

================================================================================
Description                                              Shares     Market Value
--------------------------------------------------------------------------------
COMMON STOCKS 92.1%
CONSUMER DISTRIBUTION 14.5%
Americredit Corp. (a)....................................   300       $    8,306
Barnes & Noble, Inc. (a)................................. 1,600           53,400
Bed Bath & Beyond, Inc. (a).............................. 1,150           44,275
Best Buy Co., Inc. (a)................................... 1,500           55,312
Brightpoint, Inc. (a).................................... 1,800           24,975
CompUSA, Inc. (a)........................................ 3,300          102,300
Consolidated Stores Corp. (a)............................ 1,600           70,300
Costco Cos., Inc. (a).................................... 1,500           66,937
CVS Corp.................................................   800           51,250
Dollar General Corp...................................... 1,200           43,500
Dollar Tree Stores, Inc. (a).............................   500           20,688
Family Dollar Stores, Inc................................ 1,750           51,297
Fred Meyer, Inc. (a)..................................... 1,600           58,200
General Nutrition Cos., Inc. (a)......................... 3,200          108,800
Interstate Bakeries Corp................................. 1,700           63,537
Jacor Communications, Inc., Class A (a)..................   600           31,875
Kohls Corp. (a)..........................................   600           40,875
McKesson Corp............................................   400           43,275
Miller Herman, Inc....................................... 1,500           81,844
Pacific Sunwear of California (a)........................   887           26,222
Pier 1 Imports, Inc...................................... 1,800           40,725
Proffitt's, Inc. (a)..................................... 1,800           51,188
Ross Stores, Inc......................................... 2,200           80,025
Safeway, Inc. (a)........................................   650           41,113
Stage Stores, Inc. (a)...................................   750           28,031
Tech Data Corp. (a)......................................   850           33,044
TJX Cos., Inc............................................ 2,500           85,937
U.S. Office Products Co. (a)............................. 1,125           22,078
Whole Foods Market, Inc. (a)............................. 1,150           58,794
Williams Sonoma, Inc. (a)................................   700           29,313
                                                                     -----------
                                                                       1,517,416
                                                                     -----------

CONSUMER NON-DURABLES 2.9%
Abercrombie & Fitch Co., Class A (a).....................   300            9,375
Action Performance Cos., Inc. (a)........................   500           18,937
Borders Group, Inc. (a).................................. 1,650           51,666
Canandaigua Brands, Inc., Class A (a)....................   650           35,994
Jones Apparel Group, Inc. (a)............................   500           21,500
Linens N Things, Inc. (a)................................   750           32,719

                                      46       See Notes to Financial Statements

EMERGING GROWTH PORTFOLIO                 PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

==============================================================================
Description                                       Shares          Market Value
------------------------------------------------------------------------------
CONSUMER NON-DURABLES (CONTINUED)
Nautica Enterprises, Inc. (a).....................   700              $ 16,275
Smithfield Foods, Inc. (a)........................   850                28,050
Suiza Foods Corp. (a).............................   600                35,737
Westpoint Stevens, Inc. (a).......................   700                33,075
Wolverine World Wide, Inc......................... 1,050                23,756
                                                                      --------
                                                                       307,084
                                                                      --------
CONSUMER SERVICES 8.0%
AccuStaff, Inc. (a)...............................   600                13,800
Apollo Group, Inc., Class A (a)................... 1,000                47,250
Capstar Hotel Co. (a).............................   500                17,156
Caribiner International, Inc. (a).................   700                31,150
Chancellor Media Corp. (a)........................ 2,100               156,712
CKE Restaurants, Inc..............................   750                31,594
Clear Channel Communications, Inc. (a)............ 1,025                81,423
Consolidated Graphics, Inc. (a)...................   800                37,300
COREstaff, Inc. (a)...............................   600                15,900
Foodmaker, Inc. (a)............................... 1,000                15,063
Interpublic Group of Cos., Inc.................... 1,037                51,656
Laundry's Seafood Restaurants, Inc. (a)...........   700                16,800
Meredith Corp..................................... 1,600                57,100
Omnicom Group, Inc................................ 1,700                72,037
Outdoor Systems, Inc. (a).........................   700                26,863
Promus Hotel Corp. (a)............................ 1,255                52,710
Rainforest Cafe, Inc. (a).........................   600                19,800
Robert Half International, Inc. (a)............... 1,137                45,480
Signature Resorts, Inc. (a)....................... 1,125                24,609
Staffmark, Inc. (a)...............................   300                 9,488
Valassis Communications, Inc. (a).................   550                20,350
                                                                      --------
                                                                       844,241
                                                                      --------

ENERGY 9.2%
BJ Services Co. (a)...............................   600                43,163
Cliffs Drilling Co. (a)...........................   750                37,406
Coflexip SA - ADR (France) (a)....................   550                30,525
Comstock Resources, Inc. (a)...................... 1,000                11,938
Cooper Cameron Corp. (a).......................... 1,200                73,200
ENSCO International, Inc.......................... 3,450               115,575
EVI, Inc. (a)..................................... 1,750                90,562
Falcon Drilling, Inc. (a)......................... 2,350                82,397
Key Energy Group, Inc. (a)........................   450                 9,759

                                      47      See Notes to Financial Statements

EMERGING GROWTH PORTFOLIO                PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

=============================================================================
Description                                           Shares     Market Value
-----------------------------------------------------------------------------
ENERGY (CONTINUED)
Marine Drilling Cos., Inc. (a)........................ 2,400         $ 49,800
Nabors Industries, Inc. (a)........................... 2,700           84,881
National Oilwell, Inc. (a)............................   900           30,769
Parker Drilling Co. (a)...............................   800            9,750
Patterson Energy, Inc. (a)............................   500           19,344
Rowan Cos., Inc. (a).................................. 2,750           83,875
Santa Fe International Corp...........................   700           28,481
Smith International, Inc. (a)......................... 1,250           76,719
Stolt Comex Seaway S.A. (a)...........................   250           12,500
Varco International, Inc. (a)......................... 3,500           75,031
                                                                     --------
                                                                      965,675
                                                                     --------

FINANCE 8.9%
Ahmanson H.F. & Co....................................   300           20,081
Associates First Capital Corp., Class A...............   100            7,113
Astoria Financial Corp................................   500           27,875
Avis Rental A Car, Inc. (a)...........................   400           12,775
Bank United Corp......................................   200            9,788
Capital One Financial Corp............................   400           21,675
CMAC Investment Corp.................................. 1,000           60,375
Comdisco, Inc.........................................   900           30,094
Concentra Managed Care, Inc. (a)......................   600           20,250
Conseco, Inc.......................................... 3,400          154,487
Cullen Frost Bankers, Inc.............................   500           30,344
Dime Bancorp, Inc.....................................   600           18,150
Everest Reinsurance Holdings, Inc.....................   400           16,500
Finova Group, Inc..................................... 1,750           86,953
Golden State Bancorp, Inc. (a)........................   700           26,162
GreenPoint Financial Corp.............................   550           39,909
Lehman Brothers Holdings, Inc.........................   400           20,400
Mercury General Corp..................................   250           13,813
National Commerce Bancorp.............................   375           13,219
North Fork Bancorp, Inc...............................   850           28,528
Peoples Heritage Financial Group, Inc.................   550           25,300
Protective Life Corp..................................   400           23,900
Providian Financial Corp.............................. 1,100           49,706
Silicon Valley Bancshares (a).........................   175            9,844
Sovereign Bancorp, Inc................................ 1,000           20,750
St. Paul Bancorp, Inc.................................   900           23,625
Star Banc Corp........................................   650           37,294

                                      48       See Notes to Financial Statements

EMERGING GROWTH PORTFOLIO                 PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

==============================================================================
Description                                       Shares          Market Value
------------------------------------------------------------------------------
FINANCE (CONTINUED)
Starwood Lodging Trust............................   300          $     17,363
State Street Corp.................................   600                34,912
SunAmerica, Inc...................................   450                19,237
Transatlantic Holdings, Inc.......................   100                 7,150
Vesta Insurance Group, Inc........................   125                 7,422
                                                                     ---------
                                                                       934,994
                                                                     ---------

HEALTHCARE 12.4%
Arterial Vascular Engineering, Inc. (a)........... 1,150                74,750
Curative Health Services, Inc. (a)................   300                 9,113
Dura Pharmaceuticals, Inc. (a).................... 2,000                91,750
ESC Medical Systems Ltd. (a)...................... 1,400                54,250
FPA Medical Management, Inc. (a).................. 1,000                18,625
Guidant Corp...................................... 2,400               149,400
Gulf South Medical Supply, Inc. (a)...............   300                11,175
HBO & Co.......................................... 5,600               268,800
Health Care & Retirement Corp. (a)................   650                26,162
Health Management Assn., Inc., Class A (a)........ 2,462                62,165
Healthsouth Corp. (a)............................. 3,600                99,900
Medicis Pharmaceutical Corp., Class A (a).........   625                31,953
MiniMed, Inc. (a).................................   500                19,437
Omnicare, Inc..................................... 1,975                61,225
Parexel International Corp. (a)...................   750                27,750
Quintiles Transnational Corp. (a)................. 1,300                49,725
Renal Treatment Centers, Inc. (a).................   600                21,675
Rexall Sundown, Inc. (a).......................... 2,150                64,903
Steris Corp. (a)..................................   500                24,125
Sunrise Assisted Living, Inc. (a).................   300                12,938
Sybron International Corp. (a)....................   500                23,469
Theragenics Corp. (a).............................   600                21,600
Total Renal Care Holdings, Inc. (a)...............   916                25,190
Universal Health Services, Inc., Class B (a)......   450                22,669
Watson Pharmaceuticals, Inc. (a)..................   800                25,950
                                                                     ---------
                                                                     1,298,699
                                                                     ---------
PRODUCER MANUFACTURING 4.6%
Allied Waste Industries, Inc. (a)................. 2,050                47,791
ASM Lithography Holding NV (Netherlands) (a)......   600                40,500
Danaher Corp......................................   650                41,031
Federal Mogul Corp................................   600                24,300
Global Industries, Inc. (a)....................... 2,250                38,250

                                      49      See Notes to Financial Statements

EMERGING GROWTH PORTFOLIO                   PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

--------------------------------------------------------------------------------
Description                                             Shares      Market Value
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING (CONTINUED)
Mueller Industries, Inc. (a)..........................     400      $     23,600
Newpark Resources, Inc. (a)...........................   1,600            28,000
Precision Castparts Corp..............................     500            30,156
Sipex Corp. (a).......................................     700            21,175
Tyco International Ltd................................   2,200            99,137
USA Waste Services, Inc. (a)..........................   2,210            86,743
                                                                    ------------
                                                                         480,683
                                                                    ------------
RAW MATERIALS/PROCESSING INDUSTRIES 1.4%
Maverick Tube Corp. (a)...............................     850            21,516
Safeskin Corp. (a)....................................   1,550            87,962
Sealed Air Corp. (a)..................................     400            24,700
Witco Corp............................................     200             8,163
                                                                    ------------
                                                                         142,341
                                                                    ------------
TECHNOLOGY 24.7%
Advanced Fibre Communications, Inc. (a)...............   2,000            58,250
America Online, Inc. (a)..............................   1,300           115,944
Apex PC Solutions, Inc. (a)...........................     500            11,063
Applied Graphics Technologies, Inc. (a)...............     450            23,963
Aspect Development, Inc. (a)..........................     400            20,800
Baan's Co. NV (Netherlands) (a).......................     800            26,400
BMC Software, Inc. (a)................................   2,300           150,937
Cambridge Technology Partners, Inc. (a)...............     900            37,462
CBT Group PLC - ADR (Ireland) (a).....................     625            51,328
Check Point Software Tech Ltd. (a)....................     100             4,075
CHS Electronics, Inc. (a).............................   1,300            22,263
Ciber, Inc. (a).......................................     700            40,600
CIENA Corp. (a).......................................     700            42,787
Citrix Systems, Inc. (a)..............................   1,350           102,600
Compaq Computer Corp..................................     700            39,506
Computer Horizons Corp. (a)...........................     500            22,500
Computer Learning Centers, Inc. (a)...................     400            24,500
Compuware Corp. (a)...................................   5,500           176,000
Dell Computer Corp. (a)...............................   4,550           382,200
Digital Microwave Corp. (a)...........................   1,200            17,400
DII Group, Inc. (a)...................................     300             8,175
EMC Corp. (a).........................................   4,000           109,750
Engineering Animation, Inc. (a).......................     100             4,600
HNC Software, Inc. (a)................................     700            30,100
Hyperion Software Corp. (a)...........................   1,200            42,900

                                      50      See Notes to Financial Statements

EMERGING GROWTH PORTFOLIO                   PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

--------------------------------------------------------------------------------
Description                                             Shares      Market Value
--------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Information Management Resources, Inc. (a).............    550      $     20,625
Input/Output, Inc. (a).................................    500            14,844
Jabil Circuit, Inc. (a)................................    900            35,775
Keane, Inc. (a)........................................  1,500            60,937
Legato Systems, Inc. (a)...............................    700            30,800
Level One Communications, Inc. (a).....................    750            21,188
Manugistics Group, Inc. (a)............................    500            22,313
Micrel, Inc. (a).......................................    700            19,600
Network Appliance, Inc. (a)............................    350            12,425
Nice Systems Ltd. (a)..................................    400            16,800
Paychex, Inc...........................................    600            30,375
Peoplesoft, Inc. (a)...................................  3,800           148,200
Saville Systems PLC - ADR (Ireland) (a)................    800            33,200
Siebel Systems, Inc. (a)...............................  1,200            50,175
Smart Modular Technologies, Inc. (a)...................  1,250            28,750
SunGard Data Systems, Inc. (a).........................  2,000            62,000
Tekelec, Inc. (a)......................................    500            15,250
Teradyne, Inc. (a).....................................  1,250            40,000
Uniphase Corp. (a).....................................  1,600            66,200
Veritas Software Co. (a)...............................  1,200            61,200
Visio Corp. (a)........................................    900            34,537
Vitesse Semiconductor Corp. (a)........................  1,100            41,525
Wind River Systems, Inc. (a)...........................    650            25,797
World Access, Inc. (a).................................    700            16,713
Yahoo!, Inc. (a).......................................  1,450           100,412
Yurie Systems, Inc. (a)................................    700            14,131
                                                                    ------------
                                                                       2,589,875
                                                                    ------------
TRANSPORTATION 3.5%
Airborne Freight Corp..................................    800            49,700
CNF Transportation, Inc................................  1,100            42,212
Comair Holdings, Inc...................................    900            21,713
Continental Airlines, Inc., Class B (a)................  1,250            60,156
Expeditores International Washington, Inc..............    200             7,700
Halter Marine Group, Inc. (a)..........................  1,225            35,372
Hvide Marine, Inc., Class A (a)........................    500            12,875
Southwest Airlines Co..................................  2,350            57,869
U.S. Airways Group, Inc. (a)...........................  1,350            84,375
                                                                    ------------
                                                                         371,972
                                                                    ------------

                                      51      See Notes to Financial Statements

EMERGING GROWTH PORTFOLIO                   PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

------------------------------------------------------------------------------------------------------------------------
Description                                                                            Shares               Market Value
------------------------------------------------------------------------------------------------------------------------
UTILITIES 2.0%
AES Corp. (a)........................................................................   1,200               $     55,950
AirTouch Communications, Inc. (a)....................................................   3,800                    157,937
                                                                                                            ------------
                                                                                                                 213,887
                                                                                                            ------------
TOTAL LONG-TERM INVESTMENTS 92.1%
     (Cost $7,725,771).......................................................................                  9,666,867

REPURCHASE AGREEMENT 8.2%
Swiss Bank Corp., ($855,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $855,290)
     (Cost $855,000).........................................................................                    855,000
                                                                                                            ------------
TOTAL INVESTMENTS 100.3%
     (Cost $8,580,771).......................................................................                 10,521,867
LIABILITIES IN EXCESS OF OTHER ASSETS (0.3%).................................................                    (30,013)
                                                                                                            ------------
NET ASSETS 100.0%............................................................................               $ 10,491,854
                                                                                                            ============

(a) Non-income producing security as this stock currently does not declare dividends.

                                      52      See Notes to Financial Statements

EMERGING GROWTH PORTFOLIO                    STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $8,580,771).......................................................  $ 10,521,867
Cash......................................................................................         5,539
Receivables:
     Investments Sold.....................................................................        33,070
     Portfolio Shares Sold................................................................         5,622
     Dividends............................................................................         1,968
     Expense Reimbursement by Adviser.....................................................           967
Unamortized Organizational Expenses.......................................................         3,411
                                                                                            ------------
     Total Assets.........................................................................    10,572,444
                                                                                            ------------
LIABILITIES:
Payables:
     Investments Purchased................................................................        24,577
     Distributor and Affiliates...........................................................         2,442
     Portfolio Shares Repurchased.........................................................           169
Accrued Expenses..........................................................................        35,901
Trustees' Deferred Compensation and Retirement Plans.......................................       17,501
                                                                                            ------------
     Total Liabilities....................................................................        80,590
                                                                                            ------------
NET ASSETS................................................................................  $ 10,491,854
                                                                                            ============
NET ASSETS CONSIST OF:
Capital...................................................................................  $  8,818,482
Net Unrealized Appreciation...............................................................     1,941,096
Accumulated Net Investment Loss...........................................................       (12,701)
Accumulated Net Realized Loss.............................................................      (255,023)
                                                                                            ------------
NET ASSETS................................................................................  $ 10,491,854
                                                                                            ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  (Based on net assets of $10,491,854 and 637,815 shares of beneficial interest
  issued and outstanding).................................................................  $      16.45
                                                                                            ============

                                      53      See Notes to Financial Statements

EMERGING GROWTH PORTFOLIO                                STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1997

-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest.........................................................................    $   35,862
Dividends........................................................................        15,652
                                                                                     ----------
     Total Income................................................................        51,514
                                                                                     ----------
EXPENSES:
Investment Advisory Fee..........................................................        48,713
Audit............................................................................        24,728
Shareholder Reports..............................................................        22,156
Shareholder Services.............................................................        15,942
Trustees' Fees and Expenses......................................................        10,626
Accounting.......................................................................         9,145
Legal............................................................................         5,281
Trustees' Retirement Plan........................................................         4,329
Amortization of Organizational Costs.............................................         1,368
Custody..........................................................................           117
Other............................................................................         6,567
                                                                                     ----------
     Total Expenses..............................................................       148,972
     Less Fees Waived and Expenses Reimbursed ($48,713 and $40,970, respectively)        89,683
                                                                                     ----------
     Net Expenses................................................................        59,289
                                                                                     ----------
NET INVESTMENT LOSS..............................................................    $   (7,775)
                                                                                     ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain................................................................    $  156,164
                                                                                     ----------
Unrealized Appreciation/Depreciation:
     Beginning of the Period.....................................................       944,059
     End of the Period:
     Investments.................................................................     1,941,096
                                                                                     ----------
Net Unrealized Appreciation During the Period....................................       997,037
                                                                                     ----------
NET REALIZED AND UNREALIZED GAIN.................................................    $1,153,201
                                                                                     ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS.......................................    $1,145,426
                                                                                     ==========

                                      54       See Notes to Financial Statements

EMERGING GROWTH PORTFOLIO                    STATEMENT OF CHANGES IN NET ASSETS

                For the Years Ended December 31, 1997 and 1996

=========================================================================================================
                                                                      Year Ended               Year Ended
                                                               December 31, 1997        December 31, 1996
---------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss............................................       $    (7,775)            $    (6,964)
Net Realized Gain/Loss.........................................           156,164                (353,684)
Net Unrealized Appreciation During the Period..................           997,037                 699,394
                                                                      -----------             -----------
Change in Net Assets from Operations...........................         1,145,426                 338,746
                                                                      -----------             -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................................         8,526,700               4,967,397
Cost of Shares Repurchased.....................................        (4,358,459)             (2,417,613)
                                                                      -----------             -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.............         4,168,241               2,549,784
                                                                      -----------             -----------
TOTAL INCREASE IN NET ASSETS...................................         5,313,667               2,888,530
NET ASSETS:
Beginning of the Period........................................         5,178,187               2,289,657
                                                                      -----------             -----------
End of the Period (Including accumulated net investment loss
  of $12,701 and $4,926, respectively).........................       $10,491,854             $ 5,178,187
                                                                      ===========             ===========

                                      55       See Notes to Financial Statements

EMERGING GROWTH PORTFOLIO                                   FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

---------------------------------------------------------------------------------------------------------------
                                                                                                   July 3, 1995
                                                                                                  (Commencement
                                                                                                  of Investment
                                                               Year Ended         Year Ended     Operations) to
                                                             December 31,        December 31,      December 31,
                                                                     1997                1996              1995
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................     $ 13.660            $  11.72          $  10.00
                                                              -----------          ----------        ----------
     Net Investment Loss....................................        (.007)              (.016)             (.08)
     Net Realized and Unrealized Gain.......................        2.797               1.956              1.80
                                                              -----------          ----------        ----------
Total from Investment Operations............................        2.790               1.940              1.72
                                                              -----------          ----------        ----------
Net Asset Value, End of the Period..........................     $ 16.450            $ 13.660          $  11.72
                                                              ===========          ==========        ==========
Total Return*...............................................        20.42%              16.55%            17.20%**
Net Assets at End of the Period (In millions)...............     $   10.5           $     5.2          $    2.3
Ratio of Expenses to Average Net Assets*....................          .85%                .85%             2.50%
Ratio of Net Investment Loss to Average Net Assets*.........         (.11%)              (.17%)           (1.45%)
Portfolio Turnover..........................................          116%                102%               41%**
Average Commission Per Equity Share Traded (a)..............     $  .0502           $   .0470                --

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets.....................         2.14%               3.28%             5.40%
Ratio of Net Investment Loss to Average Net Assets..........        (1.40%)             (2.60%)           (4.35%)

**Non-Annualized
(a) Represents the average brokerage commission per equity share traded during the period for trades where commissions were applicable.
     This disclosure was not required in fiscal periods prior to 1996.

                                      56       See Notes to Financial Statements

ENTERPRISE PORTFOLIO                                    PORTFOLIO OF INVESTMENTS

                               December 31, 1997

====================================================================================
Description                                            Shares           Market Value
------------------------------------------------------------------------------------
COMMON STOCK 100.3%
CONSUMER DISTRIBUTION  13.6%
Bed Bath & Beyond, Inc. (a).........................    8,200             $  315,700
Brightpoint, Inc. (a)...............................   20,100                278,888
Consolidated Stores Corp. (a).......................    6,275                275,708
Costco Cos., Inc. (a)...............................   14,500                647,062
CVS Corp............................................    6,500                416,406
Dayton Hudson Corp..................................   15,800              1,066,500
Family Dollar Stores, Inc...........................   17,300                507,106
General Nutrition Cos., Inc. (a)....................   14,800                503,200
Home Depot, Inc.....................................    7,350                432,731
Ingram Micro, Inc., Class A (a).....................   16,100                468,913
Jacor Communications, Inc., Class A (a).............    8,600                456,875
Kroger Co. (a)......................................   27,600              1,019,475
Lear Corp. (a)......................................    8,000                380,000
McKesson Corp.......................................    5,800                627,488
Profitt's, Inc. (a).................................   13,500                383,906
Rite Aid Corp.......................................   10,200                598,613
Ross Stores, Inc....................................   23,200                843,900
Safeway, Inc. (a)...................................   25,662              1,623,121
Sysco Corp..........................................   11,800                537,638
Tech Data Corp. (a).................................    7,200                279,900
TJX Cos., Inc.......................................   33,100              1,137,812
U.S. Office Products Co. (a)........................   34,850                683,931
                                                                         -----------
                                                                          13,484,873
                                                                         -----------
CONSUMER DURABLES 2.7%
Dana Corp...........................................   13,500                641,250
Eaton Corp..........................................   10,000                892,500
Ford Motor Co.......................................   23,800              1,158,763
                                                                         -----------
                                                                           2,692,513
                                                                         -----------
CONSUMER NON-DURABLES 6.6%
Borders Group, Inc. (a).............................   15,900                497,869
Dial Corp...........................................   36,600                761,737
Liz Claiborne, Inc..................................    9,000                376,313
Nautica Enterprises, Inc. (a).......................    8,200                190,650
Philip Morris Cos., Inc.............................   95,300              4,318,281
Tommy Hilfiger Corp. (a)............................   10,000                351,250
                                                                         -----------
                                                                           6,496,100
                                                                         -----------
CONSUMER SERVICES 13.4%
Accustaff, Inc. (a).................................   28,724                660,652
AMR Corp............................................    2,700                346,950
Apple South, Inc....................................   15,500                203,438
Brinker International, Inc. (a).....................   33,900                542,400

                                      57       See Notes to Financial Statements

ENTERPRISE PORTFOLIO                        PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

============================================================================
Description                                             Shares  Market Value
----------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
CBS Corp.............................................   36,000   $ 1,059,750
Cendant Corp. (a)....................................   35,325     1,214,297
Chancellor Media Corp. (a)...........................   17,500     1,305,937
CORESTAFF, Inc. (a)..................................   18,000       477,000
Cracker Barrel Old Country Store, Inc................   12,700       423,862
FIRSTPLUS Financial Group, Inc. (a)..................   19,800       759,825
Foodmaker, Inc. (a)..................................   25,400       382,588
Gannett Co., Inc.....................................   11,200       692,300
Landry's Seafood Restaurants, Inc. (a)...............   12,800       307,200
Marriot International, Inc...........................    7,200       498,600
New York Times Co., Class A..........................   12,600       833,175
Omnicom  Group, Inc..................................   26,600     1,127,175
Promus Hotel Corp. (a)...............................    9,500       399,000
Time Warner, Inc.....................................   12,500       775,000
Tribune Co...........................................   15,400       958,650
Universal Outdoor Holdings Inc. (a)..................    5,000       260,000
                                                                  ----------
                                                                  13,227,799
                                                                  ----------
ENERGY 5.3%
British Petroleum Co. PLC - ADR (United Kingdom).....   10,000       796,875
El Paso Natural Gas Co...............................   15,000       997,500
Schlumberger, Ltd....................................    8,100       652,050
Smith International, Inc. (a)........................   10,200       626,025
Texaco, Inc..........................................   16,500       897,187
Tidewater, Inc.......................................    6,400       352,800
Weatherford Enterra, Inc. (a)........................    7,400       323,750
YPF Sociedad Anonima, Class D - ADR (Argentina)......   17,600       601,700
                                                                  ----------
                                                                   5,247,887
                                                                  ----------
FINANCE 16.4%
Allstate Corp........................................    9,000       817,875
Ambac Financial Group, Inc...........................   12,100       556,600
BankAmerica Corp.....................................    8,700       635,100
BankBoston Corp......................................   10,100       948,769
Bear Stearns Cos., Inc...............................   12,300       584,250
Chase Manhattan Corp.................................   10,000     1,095,000
CMAC Investment Corp.................................   14,900       899,587
Conseco, Inc.........................................   66,400     3,017,050
Federal National Mortgage Assn.......................   16,400       935,825
Green Tree Financial Corp............................    9,600       251,400
Household International, Inc.........................    3,300       420,956
Merrill Lynch & Co., Inc.............................   10,590       772,408
MGIC Investment Corp.................................    5,600       372,400
Money Store, Inc.....................................   15,200       319,200
SLM Holding Corp.....................................    4,300       598,238

                                   58          See Notes to Financial Statements

ENTERPRISE PORTFOLIO                        PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

==============================================================================
Description                                             Shares    Market Value
------------------------------------------------------------------------------
FINANCE (CONTINUED)
SunAmerica, Inc.....................................    21,150      $  904,162
Torchmark, Inc......................................    18,200         765,538
Travelers Group, Inc................................    30,200       1,627,025
U.S. Bancorp........................................     6,300         705,206
                                                                    ----------
                                                                    16,226,589
                                                                    ----------
HEALTHCARE 13.4%
Bristol Myers Squibb Co.............................    22,000       2,081,750
ESC Medical Systems Ltd. (a)........................    19,500         755,625
Guidant Corp........................................     5,400         336,150
Health Care & Retirement Corp. (a)..................    17,900         720,475
Health Management Assn., Inc., Class A (a)..........    24,300         613,575
Healthsouth Corp. (a)...............................    35,300         979,575
Lincare Holdings, Inc. (a)..........................    14,900         849,300
Merck & Co., Inc....................................     4,200         446,250
Mylan Labs., Inc....................................    21,500         450,156
Pfizer, Inc.........................................     8,500         633,781
Renal Treatment Centers, Inc. (a)...................    14,800         534,650
Schering-Plough Corp................................    20,700       1,285,987
Tenet Healthcare Corp. (a)..........................    17,300         573,063
Total Renal Care Holdings, Inc. (a).................    12,033         330,908
Universal Health Services, Inc., Class B (a)........    16,500         831,187
Watson Pharmaceuticals, Inc. (a)....................    24,000         778,500
Wellpoint Health Networks, Inc., Class A (a)........    23,600         997,100
                                                                    ----------
                                                                    13,198,032
                                                                    ----------
PRODUCER MANUFACTURING 5.5%
Aeroquip Vickers, Inc...............................     5,900         289,469
Illinois Tool Works, Inc............................     5,900         354,737
Philips Electronics N.V. (Netherlands)..............     4,000         242,000
Textron, Inc........................................    15,700         981,250
Tyco International Ltd..............................    26,100       1,176,131
United Technologies Corp............................    13,100         953,844
USA Waste Services, Inc. (a)........................    36,557       1,434,862
                                                                    ----------
                                                                     5,432,293
                                                                    ----------
RAW MATERIALS/PROCESSING INDUSTRIES 2.4%
Bowater, Inc........................................    10,900         484,369
Crompton & Knowles Corp.............................    20,900         553,850
Cytec Industries, Inc. (a)..........................    10,500         492,844
Fort James Corp.....................................    11,000         420,750
Praxair, Inc........................................     9,600         432,000
                                                                    ----------
                                                                     2,383,813
                                                                    ----------
TECHNOLOGY 16.1%
Adaptec, Inc. (a)...................................    14,600         542,025
Analog Devices, Inc. (a)............................    11,200         310,100

                                      59       See Notes to Financial Statements

ENTERPRISE PORTFOLIO                        PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

==========================================================================================================
Description                                                                     Shares        Market Value
----------------------------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
BMC Software, Inc. (a)........................................................  29,500         $ 1,935,937
Cadence Design Systems, Inc. (a)..............................................  26,700             654,150
CIENA Corp. (a)...............................................................   7,600             464,550
Cisco Systems, Inc. (a).......................................................   9,750             543,563
Citrix Systems, Inc. (a)......................................................   6,900             524,400
Compaq Computer Corp..........................................................  26,400           1,489,950
Computer Associates International, Inc........................................  11,950             631,856
Compuware Corp. (a)...........................................................  22,000             704,000
Dell Computer Corp. (a).......................................................   5,200             436,800
EMC Corp. (a).................................................................  20,800             570,700
International Business Machines Corp..........................................  17,000           1,777,562
Linear Technology Corp........................................................   7,800             449,475
Lucent Technologies, Inc......................................................   3,600             287,550
Microsoft Corp. (a)...........................................................   4,300             555,775
National Semiconductor Corp. (a)..............................................  16,300             422,781
Networks Associates, Inc. (a).................................................  12,400             655,650
Nokia Corp. - ADR (Finland)...................................................   5,100             357,000
Sanmina Corp. (a).............................................................   7,500             508,125
SCI Systems, Inc. (a).........................................................  20,400             888,675
Tellabs, Inc. (a).............................................................  11,100             586,913
VLSI Technology, Inc. (a).....................................................  15,500             366,188
Xerox Corp....................................................................   2,700             199,294
                                                                                               -----------
                                                                                                15,863,019
                                                                                               -----------
TRANSPORTATION 1.2%
Continental Airlines, Inc., Class B (a).......................................   9,000             433,125
Delta Air Lines, Inc..........................................................   3,000             357,000
Federal Express Corp. (a).....................................................   5,900             360,269
                                                                                               -----------
                                                                                                 1,150,394
                                                                                               -----------
UTILITIES 3.7%
Ameritech Corp................................................................   8,700             700,350
Bell Atlantic Corp............................................................   9,200             837,200
Cincinnati Bell, Inc..........................................................  11,900             368,900
CMS Energy Corp...............................................................   8,200             361,313
GPU, Inc......................................................................   7,000             294,875
SBC Communications, Inc.......................................................   7,000             512,750
U.S. West Communications Group................................................  12,300             555,037
                                                                                               -----------
                                                                                                 3,630,425
                                                                                               -----------
TOTAL LONG TERM INVESTMENTS 100.3% (COST $69,715,702).........................                  99,033,737

REPURCHASE AGREEMENT 0.6%
DLJ ($525,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $525,190) (Cost
 $525,000)....................................................................                     525,000
                                                                                               -----------
TOTAL INVESTMENTS 100.9% (COST $70,240,702)...................................                  99,558,737
LIABILITIES IN EXCESS OF OTHER ASSETS (0.9%)..................................                    (844,661)
                                                                                               -----------
NET ASSETS 100.0%.............................................................                 $98,714,076
                                                                                               ===========

(a) Non-income producing security as this stock currently does not declare dividends.

                                      60       See Notes to Financial Statements

ENTERPRISE PORTFOLIO                         STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $70,240,702)...................................     $99,558,737
Cash...................................................................           1,447
Receivables:
     Dividends.........................................................         102,353
     Portfolio Shares Sold.............................................          25,226
Other..................................................................          46,687
                                                                           ------------
     Total Assets......................................................      99,734,450
                                                                           ------------
LIABILITIES:
Payables:
     Investments Purchased.............................................         756,452
     Portfolio Shares Repurchased......................................          97,165
     Investment Advisory Fee...........................................          33,278
     Distributor and Affiliates........................................          12,053
Trustees' Deferred Compensation and Retirement Plans...................          99,283
Accrued Expenses.......................................................          22,143
                                                                           ------------
     Total Liabilities.................................................       1,020,374
                                                                           ------------
NET ASSETS.............................................................     $98,714,076
                                                                           ------------
NET ASSETS CONSIST OF:
Capital................................................................     $68,610,247
Net Unrealized Appreciation............................................      29,318,035
Accumulated Net Realized Gain..........................................         748,449
Accumulated Undistributed Net Investment Income........................          37,345
                                                                           ------------
NET ASSETS.............................................................     $98,714,076
                                                                           ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 (Based on net assets of $98,714,076 and 5,452,063 shares of beneficial
    interest issued and outstanding)...................................     $     18.11
                                                                           ------------

                                      61       See Notes to Financial Statements

ENTERPRISE PORTFOLIO                                     STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1997

--------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends..........................................................  $   864,258
Interest...........................................................      131,879
                                                                     -----------
     Total Income..................................................      996,137
                                                                     -----------
EXPENSES:
Investment Advisory Fee............................................      467,494
Custody............................................................       19,783
Legal..............................................................       15,923
Trustees' Fees and Expenses........................................       12,281
Other..............................................................      100,570
                                                                     -----------
     Total Expenses................................................      616,051
     Less Fees Waived..............................................       55,090
                                                                     -----------
     Net Expenses..................................................      560,961
                                                                     -----------
NET INVESTMENT INCOME..............................................  $   435,176
                                                                     -----------

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain..................................................  $13,400,141
Unrealized Appreciation/Depreciation:
Beginning of the Period............................................   19,056,982
End of the Period:
     Investments...................................................   29,318,035
                                                                     -----------
Net Unrealized Appreciation During the Period......................   10,261,053
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN...................................  $23,661,194
                                                                     ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................  $24,096,370
                                                                     ===========

                                      62       See Notes to Financial Statements

ENTERPRISE PORTFOLIO                          STATEMENT OF CHANGES IN NET ASSETS

                FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

-------------------------------------------------------------------------------------------------
                                                                   Year Ended          Year Ended
                                                             December 31,1997    December 31,1996
-------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................................  $    435,176        $    556,672
Net Realized Gain..............................................    13,400,141           7,574,164
Net Unrealized Appreciation During the Period..................    10,261,053           9,782,538
                                                                 ------------        ------------
Change in Net Assets from Operations...........................    24,096,370          17,913,374
                                                                 ------------        ------------
Distributions from Net Investment Income.......................      (457,271)           (530,417)
Distributions from Net Realized Gain...........................   (13,668,548)         (9,089,491)
                                                                 ------------        ------------
Total Distributions............................................   (14,125,819)         (9,619,908)
                                                                 ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES............     9,970,551           8,293,466
                                                                 ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................................    16,421,893           7,883,906
Net Asset Value of Shares Issued Through Dividend Reinvestment.    14,125,818           9,619,909
Cost of Shares Repurchased.....................................   (26,609,356)        (17,001,971)
                                                                 ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.............     3,938,355             501,844
                                                                 ------------        ------------
TOTAL INCREASE IN NET ASSETS...................................    13,908,906           8,795,310
NET ASSETS:
Beginning of the Period........................................    84,805,170          76,009,860
                                                                 ------------        ------------
End of the Period (Including accumulated undistributed net
  investment income of $37,345 and $59,440, respectively)......  $ 98,714,076        $ 84,805,170
                                                                 =============       ============

                                      63       See Notes to Financial Statements

ENTERPRISE PORTFOLIO                                        FINANCIAL HIGHLIGHTS

  THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE
            PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended December 31,
                                                                              -----------------------------------------------
                                                                                 1997      1996      1995      1994      1993
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..................................    $16.262   $ 14.69   $ 12.39   $ 14.57   $ 14.21
                                                                              -------   -------   -------   -------   -------
     Net Investment Income................................................       .091      .113       .32       .25       .21
     Net Realized and Unrealized Gain/Loss................................      4.734     3.417      4.22    (.7625)   1.0325
                                                                              -------   -------   -------   -------   -------
Total from Investment Operations..........................................      4.825     3.530      4.54    (.5125)   1.2425
                                                                              -------   -------   -------   -------   -------
Less:
     Distributions from Net Investment Income.............................       .096      .109     .3175       .25      .215
     Distributions from Net Realized Gain.................................      2.885     1.849    1.9225    1.4175     .6675
                                                                              -------   -------   -------   -------   -------
Total Distributions.......................................................      2.981     1.958      2.24    1.6675     .8825
                                                                              -------   -------   -------   -------   -------
Net Asset Value, End of the Period........................................    $18.106   $16.262   $ 14.69   $ 12.39   $ 14.57
                                                                              =======   =======   =======   =======   =======
Total Return*.............................................................      30.66%    24.80%    36.98%    (3.39)%    8.98%
Net Assets at End of the Period (In millions).............................    $  98.7   $  84.8   $  76.0   $  67.5   $  72.3
Ratio of Expenses to Average Net Assets*..................................        .60%      .60%      .60%      .60%      .60%
Ratio of Net Investment Income to Average Net Assets*.....................        .47%      .68%     2.06%     1.72%     1.41%
Portfolio Turnover........................................................         82%      152%      145%      153%      139%
Average Commission Paid per Equity Share Traded (a).......................    $ .0566   $ .0435         --        --        --

*If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets...................................        .66%      .75%      .68%      .68%      .72%
Ratio of Net Investment Income to Average Net Assets......................        .41%      .53%     1.98%     1.64%     1.29%

(a) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      64       See Notes to Financial Statements

GLOBAL EQUITY PORTFOLIO                                 PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 1997

--------------------------------------------------------------------------------
Description                                            Shares      Market Value
--------------------------------------------------------------------------------
COMMON STOCKS  96.9%
AUSTRALIA  2.1%
ICI Australia Ltd...................................... 1,900           $13,312
Pacific Dunlop Ltd..................................... 8,200            17,369
Rio Tinto Ltd.......................................... 2,600            30,338
                                                                   ------------
                                                                         61,019
                                                                   ------------
AUSTRIA  0.9%
OMV, AG................................................   200            27,709
                                                                   ------------
Belgium  2.4%
Almanij................................................ 1,400            70,659
                                                                   ------------
BRAZIL  0.7%
Centrais Eletricas Brasileiras SA Electrobras - ADR....   340             7,947
Telecomunicacoes Brasileiras - ADR.....................   100            11,644
                                                                   ------------
                                                                         19,591
                                                                   ------------
CANADA  3.0%
Barrick Gold Corp. (a).................................   100             1,865
IPL Energy, Inc. (a)................................... 1,500            68,647
Northern Telecom Ltd. (a)..............................   200            17,795
Placer Dome, Inc. (a)..................................   100             1,260
                                                                   ------------
                                                                         89,567
                                                                   ------------
DENMARK  0.5%
Novo Nordisk A/S, Ser B................................   100            14,303
                                                                   ------------
FRANCE  3.4%
Alcatel Alsthom (Cie Gen El)...........................   165            20,973
Axa-UAP................................................   230            17,797
Compagnie de Saint Gobain..............................   148            21,025
Elf Aquitaine..........................................   150            17,446
LVMH (Moet Hennessy Louis Vuitton).....................    55             9,130
Total, Class B.........................................   135            14,692
                                                                   ------------
                                                                        101,063
                                                                   ------------
GERMANY  4.3%
Allianz, AG............................................   100            25,904
BASF, AG...............................................   250             8,859
Bayer, AG..............................................   200             7,471
Daimler-Benz, AG.......................................   250            17,538
Degussa, AG............................................    50             2,502
Deutsche Telekom, AG...................................   550            10,349
Linde..................................................    50            30,518
Siemens, AG............................................   200            11,840


                                      65       See Notes to Financial Statements

GLOBAL EQUITY PORTFOLIO                     PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

=================================================================================================
Description                                                       Shares             Market Value
-------------------------------------------------------------------------------------------------
GERMANY (CONTINUED)
VEBA, AG......................................................       200               $   13,619
                                                                                       ----------
                                                                                          128,600
                                                                                       ----------
ITALY 2.0%
Ente Nazionale Idrocarburi, SpA...............................     2,000                   11,340
Fiat, SpA.....................................................     4,000                   11,633
Instituto Nazionale delle Assicurazioni (INA).................    12,000                   24,319
Telecom Italia................................................     2,500                   11,539
Telecom Italia SpA (a)........................................         2                       13
                                                                                       ----------
                                                                                           58,844
                                                                                       ----------
JAPAN 10.9%
Acom Co., Ltd.................................................       300                   16,543
Asahi Glass Co................................................     1,000                    4,748
Bank of Tokyo.................................................       600                    8,271
Daiwa Securities..............................................     1,000                    3,446
East Japan Railway............................................         1                    4,511
Fujitsu.......................................................     1,000                   10,722
Hitachi.......................................................     2,000                   14,245
Honda Motor Co................................................     1,000                   36,685
Japan Air Lines Co............................................     1,000                    2,719
Japan Energy Corp.............................................     4,000                    3,768
Kao Corp......................................................     1,000                   14,398
Kawasaki Heavy Industries.....................................     2,000                    3,094
Kawasaki Steel Corp...........................................     3,000                    4,090
Komatsu.......................................................     1,000                    5,017
Kyocera Corp..................................................       100                    4,534
Matsushita Electric Industries................................     1,000                   14,628
Mitsubishi Electric Corp......................................     3,000                    7,674
Mitsubishi Estate.............................................     1,000                   10,875
Nagoya Railroad Co............................................     4,000                   13,724
NEC Corp......................................................     1,000                   10,646
Nippon Steel Corp.............................................     2,000                    2,956
Nippon Telegraph & Telephone Corp.............................         4                   34,311
Nippon Yusen Kabushiki Kaisha.................................     3,000                    8,226
Nissan Motor Co...............................................     2,000                    8,271
NSK Ltd.......................................................     1,000                    2,489
Oji Paper Co..................................................     2,000                    7,950
Sekisui House.................................................     1,000                    6,426
Sharp Corp....................................................     1,000                    6,878
Teijin........................................................     2,000                    4,182

                                      66       See Notes to Financial Statements

GLOBAL EQUITY PORTFOLIO                     PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

===============================================================================
Description                                        Shares          Market Value
-------------------------------------------------------------------------------
JAPAN (CONTINUED)
Tobu Railway Co................................     2,000           $     6,250
Toppan Printing Co.............................     1,000                13,020
Toyobo Co......................................     1,000                 1,210
Toyota Motor Corp..............................     1,000                28,644
                                                                    -----------
                                                                        325,151
                                                                    -----------
MALAYSIA 0.1%
DCB Holdings Berhard...........................     9,000                 4,350
                                                                    -----------
MEXICO 1.7%
Telefonos De Mexico SA, Ser L..................    18,000                50,740
                                                                    -----------
NETHERLANDS 2.3%
ABN Amro Holdings..............................       627                12,214
Akzo Nobel.....................................       100                17,242
Elsevier.......................................       700                11,323
Koninklijke Ahold..............................       517                13,488
Wolters Kluwer.................................       101                13,046
                                                                    -----------
                                                                         67,313
                                                                    -----------
NEW ZEALAND 1.0%
Deutsche Bank, AG..............................       400                28,239
                                                                    -----------
REPUBLIC OF KOREA 0.3%
Korea Electric Power Corp. - ADR (a)...........       307                 3,089
Pohang Iron & Steel Co., Ltd. - ADR (a)........       317                 5,528
                                                                    -----------
                                                                          8,617
                                                                    -----------
SINGAPORE 1.5%
Singapore Telecommunications...................    24,000                44,711
                                                                    -----------
SOUTH AFRICA 0.7%
De Beers Cons Mines Ltd. - ADR.................       500                10,219
Sasol Ltd. - ADR...............................     1,126                11,893
                                                                    -----------
                                                                         22,112
                                                                    -----------
SPAIN 1.5%
EMP Nac Electricid.............................       300                 5,327
Repsol, SA.....................................       400                17,066
Telefonica De Espana...........................       800                22,842
                                                                    -----------
                                                                         45,235
                                                                    -----------
SWEDEN 0.6%
Astra, AB, Ser A...............................       200                 3,463
Ericsson Telefon LM, Ser B.....................       400                15,038
                                                                    -----------
                                                                         18,501
                                                                    -----------

                                      67      See Notes to Financial Statements

GLOBAL EQUITY PORTFOLIO                     PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

====================================================================================
Description                                             Shares          Market Value
------------------------------------------------------------------------------------
SWITZERLAND 3.3%
Credit Suisse Group..................................      200            $   30,933
Nestle, AG...........................................       10                14,981
Novartis, AG.........................................       20                32,439
Roche Holdings Genusscheine, AG......................        2                19,854
                                                                          ----------
                                                                              98,207
                                                                          ----------
UNITED KINGDOM 10.5%
B.A.T. Industries....................................    1,700                15,503
Barclays.............................................    1,000                26,622
Bass.................................................    1,300                20,222
British Petroleum....................................    1,116                14,763
British Telecommunications...........................    2,400                18,911
BTR..................................................    2,900                 8,764
Burmah Castrol.......................................      700                12,210
Carlton Communications...............................    2,500                19,299
Glaxo Wellcome.......................................    1,000                23,841
HSBC Holdings........................................      400                10,381
HSBC Holdings - ADR..................................      700                17,269
Lloyds TSB Group.....................................    2,100                27,320
Marks & Spencer......................................    1,200                11,867
Rank Group...........................................    2,400                13,363
Scot & Newcastle.....................................    2,100                25,714
Smithkline Beecham...................................    2,000                20,613
Smiths Industries....................................    1,000                13,929
Zeneca Group.........................................      300                10,626
                                                                          ----------
                                                                             311,217
                                                                          ----------
UNITED STATES 43.2%
Abbott Laboratories, Inc. (b)........................      400                26,225
Aluminum Co. of America..............................      200                14,075
American Express Co..................................      300                26,775
American Home Products Corp..........................      300                22,950
American International Group, Inc....................      200                21,750
Amoco Corp...........................................      200                17,025
AT&T Corp. (b).......................................      600                36,750
BellSouth Corp.......................................      500                28,156
Boeing Co............................................      100                 4,894
Bristol-Myers Squibb Co. (b).........................      400                37,850
Chevron Corp.........................................      300                23,100
Cisco Systems, Inc. (a)..............................      300                16,725

                                      68       See Notes to Financial Statements

GLOBAL EQUITY PORTFOLIO                    PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

====================================================================================
Description                                             Shares          Market Value
------------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Citicorp..............................................     200           $    25,287
Coca Cola Co. (b).....................................     800                53,300
Columbia / HCA Healthcare Corp........................     300                 8,888
Dominion Resources, Inc...............................     800                34,050
Dow Chemical Co.......................................     200                20,300
Du Pont (E. I.) de Nemours & Co.......................     200                12,013
Eastman Kodak Co......................................     200                12,162
Federal National Mortgage Assn........................     400                22,825
First Data Corp.......................................     500                14,625
FPL Group, Inc........................................     500                29,594
General Electric Co...................................     400                29,350
General Motors Corp...................................     400                24,250
Gillette Co...........................................     200                20,087
Hewlett Packard Co....................................     300                18,750
Home Depot, Inc.......................................     250                14,719
Illinois Tool Works, Inc..............................     200                12,025
Intel Corp............................................     200                14,050
International Business Machines Corp..................     200                20,912
International Paper Co................................     400                17,250
J.C. Penney, Inc......................................     400                24,125
Johnson & Johnson, Inc................................     400                26,350
JP Morgan & Co., Inc. (b).............................     300                33,862
Kimberly Clark Corp...................................     300                14,794
Lilly Eli & Co........................................     400                27,850
Lucent Technologies, Inc. (b).........................     400                31,950
McDonald's Corp. (b)..................................     500                23,875
Meritor Automotive Inc................................     100                 2,106
Microsoft Corp. (a)(b)................................     300                38,775
Minnesota Mining & Manufacturing Co...................     300                24,619
Mobil Corp............................................     200                14,437
Motorola, Inc.........................................     200                11,413
NationsBank Corp......................................     400                24,325
Oracle Systems Corp. (a)..............................     250                 5,578
PacifiCorp............................................   1,100                30,044
Pfizer, Inc...........................................     200                14,912
Procter & Gamble Co...................................     400                31,925
Raytheon Co., Class A.................................      25                 1,233
Rockwell International Corp...........................     300                15,675

                                      69       See Notes to Financial Statements

GLOBAL EQUITY PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

------------------------------------------------------------------------------
Description                                       Shares          Market Value
------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
SBC Communications, Inc.........................     500           $    36,625
Schering-Plough Corp............................     200                12,425
Sears Roebuck & Co..............................     300                13,575
Time Warner, Inc................................     300                18,600
Warner-Lambert Co...............................     200                24,800
Wells Fargo & Co................................     100                33,944
Weyerhaeuser Co.................................     400                19,625
Worldcom, Inc...................................     800                24,200
Xerox Corp......................................     300                22,144
                                                                     ---------
                                                                     1,284,498
                                                                     ---------
TOTAL COMMON STOCKS  96.9%......................................     2,880,246

PREFERRED STOCK  0.7%
FINLAND  0.7%
Nokia (Ab) Oy, Ser A - ADR......................     300                21,299
                                                                     ---------
TOTAL LONG-TERM INVESTMENTS  97.6%
     (Cost $2,616,902)..........................................     2,901,545

OTHER ASSETS IN EXCESS OF LIABILITIES  2.4%.....................        72,464
                                                                     ---------
NET ASSETS  100.0%..............................................   $ 2,974,009
                                                                     ---------

(a) Non-income producing security as this stock currently does not declare dividends.
(b) Assets segregated as collateral for open forward and open futures transactions.

                                      70     See Notes to Financial Statements

GLOBAL EQUITY PORTFOLIO                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997

---------------------------------------------------------------------------------------------------------------
ASSETS:
Total Investments (Cost $2,616,902)............................................................... $  2,901,545
Cash..............................................................................................       56,999
Foreign Currency (Cost $23,087)...................................................................       22,360
Receivables:
     Expense Reimbursement by Adviser.............................................................       15,850
     Dividends....................................................................................        5,474
Forward Currency Contracts........................................................................       24,182
Unamortized Organizational Costs..................................................................        3,405
                                                                                                      ---------
     Total Assets.................................................................................    3,029,815
                                                                                                      ---------
LIABILITIES:
Payables:
     Distributor and Affiliates...................................................................        3,143
     Portfolio Shares Repurchased.................................................................          171
Accrued Expenses..................................................................................       35,969
Trustees' Deferred Compensation and Retirement Plans..............................................       16,523
                                                                                                      ---------
     Total Liabilities............................................................................       55,806
                                                                                                      ---------
NET ASSETS........................................................................................ $  2,974,009
                                                                                                      ---------
NET ASSETS CONSIST OF:
Capital........................................................................................... $  2,701,945
Net Unrealized Appreciation.......................................................................      307,950
Accumulated Distributions in Excess of Net Investment Income......................................      (14,504)
Accumulated Distributions in Excess of Net Realized Gain..........................................      (21,382)
                                                                                                      ---------
NET ASSETS........................................................................................ $  2,974,009
                                                                                                      ---------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  (Based on net assets of $2,974,009 and 270,266 shares of beneficial interest
  issued and outstanding)......................................................................... $      11.00
                                                                                                      ---------

                                      71
                                               See Notes to Financial Statements

GLOBAL EQUITY PORTFOLIO                                 STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1997

===================================================================================================
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $5,109)................................ $    53,293
Interest..............................................................................       7,646
Other.................................................................................         541
                                                                                         ---------
     Total Income.....................................................................      61,480
                                                                                         ---------
EXPENSES:
Custody...............................................................................      74,070
Investment Advisory Fee...............................................................      31,290
Audit.................................................................................      24,832
Accounting............................................................................      21,596
Shareholder Reports...................................................................      18,284
Shareholder Services..................................................................      15,965
Trustees' Fees and Expenses...........................................................       9,857
Legal.................................................................................       4,984
Amortization of Organizational Costs..................................................       1,365
Other.................................................................................       9,936
                                                                                         ---------
     Total Expenses...................................................................     212,179
     Less Fees Waived and Expenses Reimbursed ($31,290 and $143,342, respectively)....     174,632
                                                                                         ---------
     Net Expenses.....................................................................      37,547
                                                                                         ---------
NET INVESTMENT INCOME................................................................. $    23,933
                                                                                         ---------
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
     Investments...................................................................... $   510,380
     Forward Currency Contracts.......................................................      (1,690)
                                                                                         ---------
Net Realized Gain.....................................................................     508,690
                                                                                         ---------
Unrealized Appreciation/Depreciation:
     Beginning of the Period..........................................................     396,734
                                                                                         ---------
     End of the Period:
       Investments...................................................................     284,643
       Forward Currency Contracts....................................................      24,182
       Foreign Currency Translation..................................................        (875)
                                                                                         ---------
                                                                                           307,950
                                                                                         ---------
Net Unrealized Depreciation During the Period.........................................     (88,784)
                                                                                         ---------
NET REALIZED AND UNREALIZED GAIN...................................................... $   419,906
                                                                                         ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS............................................ $   443,839
                                                                                         ---------

                                      72      See Notes to Financial Statements

GLOBAL EQUITY PORTFOLIO                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Year Ended December 31, 1997 and 1996

===============================================================================================================
                                                                            YEAR ENDED               YEAR ENDED
                                                                     DECEMBER 31, 1997        DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................................        $    23,933             $     7,708
Net Realized Gain..................................................            508,690                 107,660
Net Unrealized Appreciation/Depreciation During the Period.........            (88,784)                294,056
                                                                             ---------               ---------
Change in Net Assets from Operations...............................            443,839                 409,424
                                                                             ---------               ---------
Distributions from Net Investment Income...........................            (23,933)                 (7,708)
Distributions in Excess of Net Investment Income...................             (1,351)                (32,197)
                                                                             ---------               ---------
Distributions from and in Excess of Net Investment Income..........            (25,284)                (39,905)
                                                                             ---------               ---------
Distributions from Net Realized Gain...............................           (536,409)                (37,458)
Distributions in Excess of Net Realized Gain.......................            (24,805)                    -0-
                                                                             ---------               ---------
Distributions from and in Excess of Net Realized Gain..............           (561,214)                (37,458)
                                                                             ---------               ---------
Total Distributions................................................           (586,498)                (77,363)
                                                                             ---------               ---------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES................           (142,659)                332,061
                                                                             ---------               ---------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................................          1,501,991               1,241,023
Net Asset Value of Shares Issued through Dividend Reinvestment.....            352,262                  42,743
Cost of Shares Repurchased.........................................         (1,254,609)             (1,473,972)
                                                                             ---------               ---------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.................            599,644                (190,206)
                                                                             ---------               ---------
TOTAL INCREASE IN NET ASSETS.......................................            456,985                 141,855

NET ASSETS:
Beginning of the Period............................................          2,517,024               2,375,169
                                                                             ---------               ---------
End of the Period (Including accumulated distributions in excess of
 net investment income of $14,504 and $9,730, respectively)........        $ 2,974,009             $ 2,517,024
                                                                             ---------               ---------

                                      73       See Notes to Financial Statements

GLOBAL EQUITY PORTFOLIO                                     FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

================================================================================================================
                                                                                                    JULY 3, 1995
                                                                                                   (COMMENCEMENT
                                                                                                   OF INVESTMENT
                                                                   YEAR ENDED      YEAR ENDED     OPERATIONS) TO
                                                                 DECEMBER 31,    DECEMBER 31,       DECEMBER 31,
                                                                         1997            1996               1995
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........................     $ 11.658         $ 10.30            $ 10.00
                                                                     --------         --------           --------
     Net Investment Income/Loss.................................         .110            .035               (.16)
     Net Realized and Unrealized Gain...........................        1.696           1.687                .46
                                                                     --------         --------           --------
Total from Investment Operations................................        1.806           1.722                .30
                                                                     --------         --------           --------
Less:
     Distributions from and in Excess of
     Net Investment Income......................................         .106            .188                -0-
     Distributions from and in Excess of
     Net Realized Gain..........................................        2.354            .176                -0-
                                                                     --------         --------           --------
Total Distributions.............................................        2.460            .364                -0-
                                                                     --------         --------           --------
Net Asset Value, End of the Period..............................     $ 11.004         $11.658           $  10.30
                                                                     --------         --------           --------
Total Return*...................................................        15.85%          16.72%              3.00%**
Net Assets at End of the Period (In millions)...................     $    3.0         $   2.5             $  2.4
Ratio of Expenses to Average Net Assets*........................         1.20%           1.20%              4.35%
Ratio of Net Investment Income/Loss to
     Average Net Assets*........................................          .76%            .27%             (2.76%)
Portfolio Turnover..............................................          132%             94%                42%**
  Average Commission Rate per Equity Share Traded (a)...........     $  .0574         $ .0245                 --

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets.........................         6.78%           7.43%              8.27%
Ratio of Net Investment Loss to Average Net Assets..............        (4.82%)         (5.96%)            (6.68%)

**Non-Annualized

(a) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.


                                      74       See Notes to Financial Statements

GOVERNMENT PORTFOLIO                                    PORTFOLIO OF INVESTMENTS
                               December 31, 1997

=======================================================================================================================
Par
Amount
(000)   Description                                                         Coupon         Market          Market Value
=======================================================================================================================
        UNITED STATES GOVERNMENT AGENCY OBLIGATIONS 53.1%
$2,000  Federal Farm Credit Bank Medium Term Note..........................  6.520%        09/24/07          $2,067,260
 1,688  Federal Home Loan Mortgage Corp. CMO Var Rate Cpn..................  6.150         11/15/18           1,690,062
 1,425  Federal Home Loan Mortgage Corp. Gold 30 Year Pools................  7.000   05/01/24 to 07/01/24     1,439,015
   402  Federal Home Loan Mortgage Corp. Gold 30 Year Pools................  7.500         10/01/24             411,961
   407  Federal Home Loan Mortgage Corp. Gold 30 Year Pools................  8.000   09/01/24 to 10/01/24       420,814
 1,733  Federal National Mortgage Association 15 Year Dwarf Pools..........  6.500   06/01/09 to 04/01/11     1,741,226
 1,805  Federal National Mortgage Association 15 Year Dwarf Pools..........  7.000   07/01/10 to 12/01/11     1,834,416
   961  Federal National Mortgage Association Pools........................  6.500   03/01/26 to 05/01/26       949,046
 1,612  Federal National Mortgage Association Pools........................  7.000   12/01/23 to 06/01/24     1,625,830
 1,450  Federal National Mortgage Association Pools........................  7.500   05/01/24 to 10/01/24     1,484,315
   622  Federal National Mortgage Association Pools........................  8.000   06/01/24 to 10/01/24       644,442
 1,618  Federal National Mortgage Association Pools........................  9.000         02/01/17           1,745,755
   876  Federal National Mortgage Association Pools........................ 11.000         11/01/20             970,122
 2,899  Government National Mortgage Association Pools.....................  7.000   04/15/23 to 10/15/24     2,922,883
 1,859  Government National Mortgage Association Pools.....................  7.500   04/15/22 to 06/15/24     1,904,081
 2,493  Government National Mortgage Association Pools.....................  8.000   05/15/17 to 11/15/24     2,586,045
 2,249  Government National Mortgage Association Pools.....................  8.500   03/15/17 to 07/15/17     2,403,957
   855  Government National Mortgage Association Pools.....................  9.500   06/15/09 to 10/15/09       923,342
   108  Government National Mortgage Association Pools..................... 11.000   09/15/10 to 08/15/20       120,066
                                                                                                             ----------
        TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS................................................... 27,884,638
                                                                                                             ----------

        UNITED STATES TREASURY OBLIGATIONS 44.3%
1,000   United States Treasury Bonds (a)...................................  6.000         02/15/26             999,060
1,500   United States Treasury Notes.......................................  5.000         02/15/99           1,488,990
5,000   United States Treasury Notes.......................................  5.250         01/31/01           4,936,700
6,500   United States Treasury Notes (a)...................................  5.625         02/15/06           6,427,915
3,000   United States Treasury Notes (a)...................................  5.875         02/15/04           3,025,320
6,000   United States Treasury Notes (a)...................................  7.500         05/15/02           6,404,040
                                                                                                             ----------
        TOTAL UNITED STATES TREASURY OBLIGATIONS............................................................ 23,282,025
                                                                                                             ----------

                               75              See Notes to Financial Statements

GOVERNMENT PORTFOLIO                        PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

====================================================================================================================
Par
Amount
(000)   Description                                                          Coupon        Maturity     Market Value
====================================================================================================================
        FORWARD PURCHASE COMMITMENT 3.7%
$2,000  Federal National Mortgage Association 30 Year, January Forward       6.500%           TBA        $ 1,975,000
                                                                                                         -----------
TOTAL LONG-TERM INVESTMENTS 101.1%
   (Cost $51,722,491)................................................................................     53,141,663

REPURCHASE AGREEMENT 1.4%
   DLJ ($715,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $715,258)
   (Cost $715,000)...................................................................................        715,000
                                                                                                         -----------
TOTAL INVESTMENTS 102.5%
   (Cost $52,437,491)................................................................................     53,856,663
LIABILITIES IN EXCESS OF OTHER ASSETS (2.5%).........................................................     (1,298,324)
                                                                                                         -----------
NET ASSETS 100.0%....................................................................................    $52,558,339
                                                                                                         ===========


(a) Assets segregated as collateral for open forward and open futures transactions.

TBA- To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

                                 76            See Notes to Financial Statements

GOVERNMENT PORTFOLIO                        STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997
===============================================================================

ASSETS:
Total Investments (Cost $52,437,491)............................................................    $ 53,856,663
Cash............................................................................................           3,667
Receivables:
     Interest...................................................................................         625,264
     Portfolio Shares Sold......................................................................          90,685
     Variation Margin on Futures................................................................          41,468
Other...........................................................................................          46,402
                                                                                                    ------------
     Total Assets...............................................................................      54,664,149
                                                                                                    ------------
LIABILITIES:
Payables:
     Investments Purchased......................................................................       1,954,375
     Investment Advisory Fee....................................................................          16,572
     Distributor and Affiliates.................................................................           3,650
     Portfolio Shares Repurchased...............................................................             181
Forward Commitments.............................................................................           7,815
Trustees' Deferred Compensation and Retirement Plans............................................          97,081
Accrued Expenses................................................................................          26,136
                                                                                                    ------------
     Total Liabilities..........................................................................       2,105,810
                                                                                                    ------------
NET ASSETS......................................................................................    $ 52,558,339
                                                                                                    ============
NET ASSETS CONSIST OF:
Capital.........................................................................................    $ 61,104,562
Net Unrealized Appreciation.....................................................................       1,515,218
Accumulated Undistributed Net Investment Income.................................................         105,149
Accumulated Net Realized Loss...................................................................     (10,166,590)
                                                                                                    ------------
NET ASSETS......................................................................................    $ 52,558,339
                                                                                                    ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
     (Based on net assets of $52,558,339 and 5,892,077 shares of beneficial interest
     issued and outstanding)....................................................................           $8.92
                                                                                                    ============

                                 77            See Notes to Financial Statements

GOVERNMENT PORTFOLIO                                     STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1997
================================================================================

INVESTMENT INCOME:
Interest....................................................................   $3,804,789
                                                                               ----------
EXPENSES:
Investment Advisory Fee.....................................................      267,568
Audit.......................................................................       22,414
Custody.....................................................................       19,427
Shareholder Reports.........................................................       18,385
Trustees' Fees and Expenses.................................................       13,525
Legal.......................................................................        6,050
Other.......................................................................       46,497
                                                                               ----------
     Total Expenses.........................................................      393,866
     Less Fees Waived.......................................................       72,820
                                                                               ----------
     Net Expenses...........................................................      321,046
                                                                               ----------
NET INVESTMENT INCOME.......................................................   $3,483,743
                                                                               ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
     Investments............................................................   $  152,940
     Futures................................................................       81,948
     Forward Commitments....................................................       22,462
                                                                               ----------
Net Realized Gain...........................................................      257,350
                                                                               ----------
Unrealized Appreciation/Depreciation:
     Beginning of the Period................................................      446,722
                                                                               ----------
     End of the Period:
     Investments............................................................    1,419,172
     Futures................................................................      103,861
     Forward Commitments....................................................       (7,815)
                                                                               ----------
                                                                                1,515,218
                                                                               ----------
Net Unrealized Appreciation During the Period...............................    1,068,496
                                                                               ==========
NET REALIZED AND UNREALIZED GAIN............................................   $1,325,846
                                                                               ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................................   $4,809,589
                                                                               ==========

                               78              See Notes to Financial Statements

GOVERNMENT PORTFOLIO                          STATEMENT OF CHANGES IN NET ASSETS

                For the Years Ended December 31, 1997 and 1996

=============================================================================================================

                                                                              Year Ended           Year Ended
                                                                       December 31, 1997    December 31, 1996
-------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................................        $  3,483,743         $  3,982,843
Net Realized Gain/Loss..............................................             257,350             (893,970)
Net Unrealized Appreciation/Depreciation During the Period..........           1,068,496           (1,950,846)
                                                                            ------------         ------------
Change in Net Assets from Operations................................           4,809,589            1,138,027
                                                                            ------------         ------------
Distributions from Net Investment Income............................          (3,344,474)          (3,998,258)
Distributions in Excess of Net Investment Income....................                 -0-              (25,823)
                                                                            ------------         ------------
Distributions from and in Excess of Net Investment Income...........          (3,344,474)          (4,024,081)
                                                                            ------------         ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.................           1,465,115           (2,886,054)
                                                                            ------------         ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................................           2,642,182            1,607,635
Net Asset Value of Shares Issued Through Dividend Reinvestment......           3,344,475            4,024,080
Cost of Shares Repurchased..........................................         (12,147,815)         (12,510,487)
                                                                            ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..................          (6,161,158)          (6,878,772)
                                                                            ------------         ------------
TOTAL DECREASE IN NET ASSETS........................................          (4,696,043)          (9,764,826)
NET ASSETS:
Beginning of the Period.............................................          57,254,382           67,019,208
                                                                            ------------         ------------
End of the Period (Including accumulated undistributed net
 investment income of $105,149 and $(11,355), respectively).........        $ 52,558,339         $ 57,254,382
                                                                            ============         ============

                                      79       See Notes to Financial Statements

GOVERNMENT PORTFOLIO                                        FINANCIAL HIGHLIGHTS

    The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

===============================================================================================================
                                                                                 Year Ended December 31,
                                                                     ------------------------------------------
                                                                       1997     1996     1995     1994     1993
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......................      $8.666   $ 9.06   $ 8.28   $ 9.26   $ 9.13
                                                                     ------   ------   ------   ------   ------
     Net Investment Income.....................................        .566     .569      .60      .56      .57
     Net Realized and Unrealized Gain/Loss.....................        .231    (.388)     .78    (.985)    .135
                                                                     ------   ------   ------   ------   ------
Total from Investment Operations...............................        .797     .181     1.38    (.425)    .705
Less Distributions from and in Excess of Net
     Investment Income.........................................        .543     .575      .60     .555     .575
                                                                     ------   ------   ------   ------   ------
Net Asset Value, End of the Period.............................      $8.920   $8.666   $ 9.06   $ 8.28   $ 9.26
                                                                     ======   ======   ======   ======   ======
Total Return*..................................................        9.61%    2.12%   17.17%   (4.63%)   7.86%
Net Assets at End of the Period (In millions)..................      $ 52.6   $ 57.3   $ 67.0   $ 65.5    $80.6
Ratio of Expenses to Average Net Assets*.......................         .60%     .60%     .60%     .60%     .60%
Ratio of Net Investment Income to Average Net Assets*..........        6.51%    6.56%    6.89%    6.71%    6.45%
Portfolio Turnover.............................................         119%     143%     164%     192%      91%

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets........................         .74%     .80%     .72%     .70%     .70%
Ratio of Net Investment Income to Average Net Assets...........        6.37%    6.36%    6.77%    6.61%    6.35%

                                      80       See Notes to Financial Statements

GROWTH AND INCOME PORTFOLIO                             PORTFOLIO OF INVESTMENTS

                               December 31, 1997

=========================================================================================
Description                                                          Shares  Market Value
-----------------------------------------------------------------------------------------
COMMON STOCK  93.7%
CONSUMER DISTRIBUTION 2.5%
Federated Department Stores, Inc. (a)...........................      2,480   $   106,795
Gap, Inc........................................................      2,490        88,239
Gymboree Corp. (a)..............................................      3,400        93,075
                                                                               ----------
                                                                                  288,109
                                                                               ----------
CONSUMER DURABLES 0.7%
Black & Decker Corp.............................................      2,130        83,203
                                                                               ----------
CONSUMER NON-DURABLES 7.9%
Adidas - ADR (Germany)..........................................        900        58,050
Avon Products, Inc..............................................        150         9,206
Benckiser NV, Class B (a).......................................      1,370        56,341
Colgate - Palmolive Co..........................................      1,900       139,650
Nabisco Holdings Corp., Class A.................................      3,150       152,578
Philip Morris Cos., Inc.........................................      6,340       287,281
Ralston Purina Group............................................      1,480       137,548
Tommy Hilfiger Corp. (a)........................................      2,420        85,003
                                                                               ----------
                                                                                  925,657
                                                                               ----------
CONSUMER SERVICES 4.2%
Bell & Howell Co. (a)...........................................      1,240        29,993
Cognizant Corp..................................................      3,390       151,067
H & R Block, Inc................................................      3,260       146,089
Lone Star Steakhouse & Saloon (a)...............................      2,250        39,375
Readers Digest Association, Inc., Class A.......................      1,490        35,201
Walt Disney Co..................................................        950        94,109
                                                                               ----------
                                                                                  495,834
                                                                               ----------
ENERGY 9.3%
Coastal Corp....................................................      2,720       168,470
El Paso Natural Gas Co..........................................      1,870       124,355
Exxon Corp......................................................        950        58,128
McDermott International, Inc....................................      1,670        61,164
Royal Dutch Petroleum Co. - ADR (Netherlands)...................      2,330       126,257
Texaco, Inc.....................................................      3,820       207,712
USX - Marathon Group............................................      4,640       156,600
Valero Energy Corp..............................................        360        11,318
YPF Sociedad Anonima, Class D - ADR (Argentina).................      5,250       179,484
                                                                               ----------
                                                                                1,093,488
                                                                               ----------

                                      81       See Notes to Financial Statements

GROWTH AND INCOME PORTFOLIO                 PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

================================================================================================
Description                                                              Shares     Market Value
------------------------------------------------------------------------------------------------
FINANCE 16.2%
Aetna, Inc...........................................................      245      $     17,288
Allstate Corp........................................................    2,200           199,925
American General Corp................................................    2,120           114,612
BankAmerica Corp.....................................................    3,760           274,480
BankBoston Corp......................................................    1,730           162,512
Bankers Trust New York Corp..........................................      180            20,239
Chase Manhattan Corp.................................................    2,450           268,275
Conseco, Inc.........................................................    2,180            99,054
Equitable Cos., Inc..................................................    1,990            99,002
Everest Reinsurance Holdings, Inc....................................    1,190            49,088
First Union Corp.....................................................    2,010           103,012
Golden West Financial Corp...........................................      940            91,944
NationsBank Corp.....................................................      860            52,299
Provident Cos., Inc..................................................    2,450            94,631
Travelers Group, Inc.................................................    2,270           122,296
Washington Mutual, Inc...............................................    1,371            87,487
Wells Fargo & Co.....................................................      130            44,127
                                                                                    ------------
                                                                                       1,900,271
                                                                                    ------------
HEALTHCARE 11.9%
Alza Corp. (a).......................................................    3,410           108,481
American Home Products Corp..........................................    2,320           177,480
Beckman Instruments, Inc.............................................    1,200            48,000
Merck & Co., Inc.....................................................    1,190           126,437
Mylan Labs., Inc.....................................................    3,840            80,400
PacifiCare Health Systems, Inc., Class B (a).........................    3,150           164,981
Pfizer, Inc..........................................................      540            40,264
Pharmacia & Upjohn, Inc..............................................    4,930           180,561
Rhne-Poulenc, SA - ADR (France), Class A.............................    2,639           117,106
Rhne-Poulenc, SA - ADR (France) Warrants (expiring 11/05/01).........    2,079             6,757
SmithKline Beecham PLC - ADR (United Kingdom)........................    4,960           255,130
Watson Pharmaceuticals, Inc. (a).....................................    2,800            90,825
                                                                                    ------------
                                                                                       1,396,422
                                                                                    ------------
PRODUCER MANUFACTURING 9.8%
AGCO Corp............................................................    3,550           103,837
AlliedSignal, Inc....................................................    2,800           109,025
Canadian Pacific, Ltd................................................    6,680           182,030
Flowserve Corp.......................................................    2,660            74,314
Fluor Corp...........................................................      750            28,031
Ingersoll-Rand Co....................................................    4,240           171,720

                                     82        See Notes to Financial Statements

GROWTH AND INCOME PORTFOLIO                 PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

----------------------------------------------------------------------------------
Description                                                Shares     Market Value
----------------------------------------------------------------------------------
PRODUCER MANUFACTURING (CONTINUED)
ITT Corp. (a)............................................     820     $     67,957
Johnson Controls, Inc....................................   3,020          144,205
Philips Electronics  N.V. - ADR (Netherlands)............   2,100          127,050
Rockwell International Corp..............................   1,250           65,313
Waste Management, Inc....................................   2,660           73,150
                                                                      ------------
                                                                         1,146,632
                                                                      ------------
RAW MATERIALS/PROCESSING INDUSTRIES 4.8%
BetzDearborn, Inc........................................   1,700          103,806
Boise Cascade Corp.......................................   2,820           85,305
Crown Cork & Seal Co., Inc...............................   2,640          132,330
Fort James Corp..........................................   1,800           68,850
Reynolds Metals Co.......................................     480           28,800
Union Camp Corp..........................................   1,300           69,794
W.R. Grace & Co..........................................     850           68,372
                                                                      ------------
                                                                           557,257
                                                                      ------------
TECHNOLOGY 12.0%
3Com Corp. (a)...........................................   2,010           70,224
Alcatel Alsthom CGE - ADR (France).......................   5,550          140,485
BMC Software, Inc. (a)...................................   1,810          118,781
Cabletron System, Inc. (a)...............................   4,640           69,600
Computer Associates International, Inc...................   1,065           56,312
Creative Technology Ltd. (a).............................   3,380           74,360
Ericsson (L M) Telephone Co., Class B - ADR (Sweden).....   2,260           84,326
International Business Machines Corp.....................   3,500          365,969
Motorola, Inc............................................   1,830          104,424
Newbridge Networks Corp. (a).............................   1,860           64,868
Nokia Corp - ADR (Finland)...............................   1,760          123,200
VLSI Technology, Inc. (a)................................   2,670           63,079
Xerox Corp...............................................     990           73,074
                                                                      ------------
                                                                         1,408,702
                                                                      ------------
TRANSPORTATION 1.2%
Canadian National Railway Co.............................   3,020          142,695
                                                                      ------------
UTILITIES 13.2%
AirTouch Communications, Inc. (a)........................   1,480           61,513
AT&T Corp................................................   1,320           80,850
BellSouth Corp...........................................   2,990          168,374
Boston Edison Co.........................................   2,660          100,748
Cincinnati Bell, Inc.....................................   4,170          129,270

                                      83       See Notes to Financial Statements

GROWTH AND INCOME PORTFOLIO                 PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997

----------------------------------------------------------------------------------------------------------
Description                                                                      Shares       Market Value
----------------------------------------------------------------------------------------------------------
UTILITIES (CONTINUED)
Consolidated Edison Co.......................................................     2,770       $    113,570
Edison International.........................................................     3,280             89,175
FPL Group, Inc...............................................................     1,310             77,536
GPU, Inc.....................................................................     3,060            128,902
GTE Corp.....................................................................     2,560            133,760
Houston Industries, Inc......................................................       300              8,006
Northeast Utilities..........................................................     9,690            114,463
PG&E Corp....................................................................     3,740            113,836
SBC Communications, Inc......................................................     1,550            113,538
U.S. West Communications Group...............................................     2,450            110,556
                                                                                              ------------
                                                                                                 1,544,097
                                                                                              ------------
TOTAL COMMON STOCKS 93.7%...................................................................    10,982,367

CORPORATE DEBT  0.6%
 Hewlett Packard Co., LYON, 144A - Private Placement ($125,000 par, yielding 3.125%,
 10/14/17 maturity) (b).....................................................................        65,313
                                                                                              ------------
TOTAL LONG-TERM INVESTMENTS 94.3%
     (Cost $10,508,144).....................................................................    11,047,680

REPURCHASE AGREEMENT  7.5%
 SBC Warburg ($880,000 par, collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $880,298)
 (Cost $880,000)............................................................................       880,000
                                                                                              ------------
TOTAL INVESTMENTS 101.8%
(Cost $11,388,144)..........................................................................    11,927,680
LIABILITIES IN EXCESS OF OTHER ASSETS (1.8%)................................................      (214,090)
                                                                                              ------------
NET ASSETS 100.0%...........................................................................   $11,713,590
                                                                                              ------------

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                      84       See Notes to Financial Statements

GROWTH AND INCOME PORTFOLIO                  STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $11,388,144)...................................................  $11,927,680
Cash...................................................................................        3,507
Receivables:
  Investments Sold.....................................................................       23,454
  Dividends............................................................................       13,206
                                                                                         -----------
  Total Assets.........................................................................   11,967,847
                                                                                         -----------
LIABILITIES:
Payables:
  Investments Purchased................................................................      225,821
  Distributor and Affiliates...........................................................        3,419
  Porfolio Shares Repurchased..........................................................        1,268
  Investment Advisory Fee..............................................................          938
Accrued Expenses.......................................................................       18,886
Trustees' Deferred Compensation and Retirement Plans..................................         3,925
                                                                                         -----------
     Total Liabilities.................................................................      254,257
                                                                                         -----------
NET ASSETS.............................................................................  $11,713,590
                                                                                         -----------
NET ASSETS CONSIST OF:
Capital................................................................................  $11,202,241
Net Unrealized Appreciation............................................................      539,536
Accumulated Undistributed Net Investment Income........................................       14,691
Accumulated Distributions in Excess of Net Realized Gain...............................      (42,878)
                                                                                         -----------
NET ASSETS.............................................................................  $11,713,590
                                                                                         -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 (Based on net assets of $11,713,590 and 966,202 shares of beneficial interest
 issued and outstanding)...............................................................  $     12.12
                                                                                         -----------

                                      85       See Notes to Financial Statements

GROWTH AND INCOME PORTFOLIO                              STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends..........................................................................  $ 76,803
Interest...........................................................................    23,134
                                                                                     --------
  Total Income.....................................................................    99,937
                                                                                     --------
EXPENSES:
Investment Advisory Fee............................................................    30,777
Audit..............................................................................    19,513
Shareholder Reports................................................................    10,114
Shareholder Services...............................................................     6,867
Trustees' Fees and Expenses........................................................     4,843
Accounting.........................................................................     4,410
Legal..............................................................................     3,269
Custody............................................................................        87
Other..............................................................................     4,079
                                                                                     --------
    Total Expenses.................................................................    83,959
    Less Fees Waived and Expenses Reimbursed ($30,777 and $14,592, respectively)...    45,369
                                                                                     --------
    Net Expenses...................................................................    38,590
                                                                                     --------
NET INVESTMENT INCOME..............................................................  $ 61,347
                                                                                     --------
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain..................................................................  $105,366
                                                                                     --------
Unrealized Appreciation/Depreciation:
  Beginning of the Period..........................................................    (1,970)
  End of the Period:
    Investments....................................................................   539,536
                                                                                     --------
Net Unrealized Appreciation During the Period......................................   541,506
                                                                                     --------
NET REALIZED AND UNREALIZED GAIN...................................................  $646,872
                                                                                     --------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................................  $708,219
                                                                                     --------

                                      86       See Notes to Financial Statements

GROWTH AND INCOME PORTFOLIO                   STATEMENT OF CHANGES IN NET ASSETS

     For the Year Ended December 31, 1997 and the Period December 23, 1996
         (Commencement of Investment Operations) to December 31, 1996

----------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended         Period Ended
                                                                          December 31, 1997    December 31, 1996
----------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................................      $    61,347             $    553
Net Realized Gain/Loss....................................................          105,366                  (81)
Net Unrealized Appreciation/Depreciation During the Period................          541,506               (1,970)
                                                                                -----------             --------
Change in Net Assets from Operations......................................          708,219               (1,498)
                                                                                -----------             --------
Distributions from Net Investment Income..................................          (44,226)                  -0-
                                                                                -----------             --------
Distrbutions from Net Realized Gain.......................................         (105,285)                  -0-
Distrbutions in Excess of Net Realized Gain...............................          (45,861)                  -0-
                                                                                -----------             --------
Distributions from and in Excess of Net Realized Gain.....................         (151,146)                  -0-
                                                                                -----------             --------
Total Distributions.......................................................         (195,372)                  -0-
                                                                                -----------             --------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.......................          512,847               (1,498)
                                                                                -----------             --------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................................................       10,524,876                   -0-
Net Asset Value of Shares Issued Through Dividend Reinvestment............          195,372                   -0-
Cost of Shares Repurchased................................................          (18,007)                  -0-
                                                                                -----------             --------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS........................       10,702,241                   -0-
                                                                                -----------             --------
TOTAL INCREASE/DECREASE IN NET ASSETS.....................................       11,215,088               (1,498)
NET ASSETS:
Beginning of the Period...................................................          498,502              500,000
                                                                                -----------             --------
End of the Period (including accumulated undistributed net
  investment income of $14,691 and $553, respectively)....................      $11,713,590             $498,502
                                                                                -----------             --------

                                      87       See Notes to Financial Statements

GROWTH AND INCOME PORTFOLIO                                 FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              December 23, 1996
                                                                                                                  (Commencement
                                                                                                                  Of Investment
                                                                                         Year Ended              Operations) To
                                                                                  December 31, 1997           December 31, 1996
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........................................      $      9.970                $    10.000
                                                                                       ------------                -----------
     Net Investment Income.......................................................              .072                       .011
     Net Realized and Unrealized Gain/Loss.......................................             2.309                      (.041)
                                                                                       ------------                -----------
Total from Investment Operations.................................................             2.381                      (.030)
                                                                                       ------------                -----------
Less:
Distributions from Net Investment Income.........................................              .065                         -0-
Distributions from and in Excess of Net Realized Gain............................              .163                         -0-
                                                                                       ------------                -----------
Total Distributions..............................................................              .228                         -0-
                                                                                       ------------                -----------
Net Asset Value, End of the Period...............................................           $12.123                  $   9.970
                                                                                       ------------                -----------
Total Return*....................................................................             23.90%                      (.30%)**
Net Assets at End of the Period (In millions)....................................           $  11.7                  $     0.5
Ratio of Expenses to Average Net Assets*.........................................               .75%                       .75%
Ratio of Net Investment Income to Average Net Assets*............................              1.19%                      4.47%
Portfolio Turnover...............................................................                96%                         0%**
Average Commission Paid Per Equity Share Traded (a)..............................           $ .0398                  $   .0203

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets..........................................              1.63%                     45.97%
Ratio of Net Investment Income/Loss to Average Net Assets........................               .31%                    (40.74%)

**Non-Annualized
(a) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

                                      88       See Notes to Financial Statements

MONEY MARKET PORTFOLIO                                  PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 1997

--------------------------------------------------------------------------------------------------
                                                                             Discount
Par                                                                          Yield on
Amount                                                          Maturity      Date of    Amortized
(000)   Description                                                 Date     Purchase         Cost
--------------------------------------------------------------------------------------------------
        U.S. GOVERNMENT AND AGENCY OBLIGATIONS 33.1%
$  750  Federal Farm Credit Bank Discount Note................. 05/08/98        5.527% $   735,547
 1,000  Federal Home Loan Bank Discount Note................... 01/09/98        5.525      998,655
 1,830  Federal Home Loan Bank Discount Note................... 01/15/98        5.482    1,825,928
 1,000  Federal Home Loan Mortgage Corp. Discount Note......... 02/13/98        5.712      993,082
 1,000  Federal National Mortgage Association Discount Note.... 03/03/98        5.550      990,683
 1,000  Federal National Mortgage Association Discount Note.... 03/20/98        5.578      987,997
                                                                                       -----------
        TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS..................................   6,531,892
                                                                                       -----------

        COMMERCIAL PAPER 65.9%
 1,000  American Express Credit Corp........................... 02/09/98        5.620      993,867
 1,000  Associates Corp. of North America...................... 03/19/98        5.793      987,628
   995  Chevron Oil Finance Corp............................... 01/02/98        6.602      994,635
 1,000  Commercial Credit Corp................................. 01/16/98        5.596      997,556
 1,100  Ford Motor Credit Co................................... 01/13/98        5.707    1,097,799
 1,000  General Electric Capital Corp.......................... 01/05/98        5.622      999,226
 1,000  General Electric Corp.................................. 03/18/98        5.768      987,894
 1,000  John Deere Capital Corp................................ 02/09/98        5.605      993,889
 1,000  IBM Credit Corp........................................ 02/09/98        5.776      993,644
 1,000  Merrill Lynch & Co., Inc............................... 01/26/98        5.648      995,999
 1,000  Metlife Funding, Inc................................... 02/03/98        5.794      994,569
 1,000  Prudential Funding Corp................................ 01/13/98        5.628      997,996
 1,000  Toronto Dominion Holdings.............................. 06/01/98        5.753      976,398
                                                                                       -----------
        TOTAL COMMERCIAL PAPER........................................................  13,011,100

        REPURCHASE AGREEMENT 1.3%
        DLJ ($265,000 par collateralized by U.S. Government obligations in a
        pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $265,096)           265,000
                                                                                       -----------
TOTAL INVESTMENTS 100.3%..............................................................  19,807,992
LIABILITIES IN EXCESS OF OTHER ASSETS (0.3%)..........................................     (67,220)
                                                                                       -----------
NET ASSETS 100.0%..................................................................... $19,740,772
                                                                                       -----------

                                      89      See Notes to Financial Statements

MONEY MARKET PORTFOLIO                       STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

------------------------------------------------------------------------------------------
ASSETS:
Investments, at Amortized Cost which Approximates Market...................... $19,807,992
Cash..........................................................................       5,764
Other.........................................................................      46,039
                                                                               -----------
     Total Assets.............................................................  19,859,795
                                                                               -----------

LIABILITIES:
Payables:
   Distributor and Affiliates.................................................       2,550
   Investment Advisory Fee....................................................       2,500
   Portfolio Shares Repurchased...............................................         362
Trustees' Deferred Compensation and Retirement Plans..........................      95,154
Accrued Expenses..............................................................      18,457
                                                                               -----------
     Total Liabilities........................................................     119,023
                                                                               -----------
NET ASSETS.................................................................... $19,740,772
                                                                               -----------
NET ASSETS CONSIST OF:
Capital....................................................................... $19,740,568
Accumulated Undistributed Net Investment Income...............................         204
                                                                               -----------
NET ASSETS (Equivalent to $1.00 per share for 19,740,568 shares outstanding).. $19,740,772
                                                                               -----------

                                      90       See Notes to Financial Statements

MONEY MARKET PROTFOLIO                                   STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.......................................................  $   1,185,800
                                                                 -------------
EXPENSES:
Investment Advisory Fee........................................        106,891
Trustees' Fees and Expenses....................................         17,090
Audit..........................................................         16,475
Shareholder Services...........................................         16,133
Shareholder Reports............................................         14,946
Custody........................................................         13,396
Accounting.....................................................         10,155
Legal..........................................................          6,140
Other..........................................................          7,927
                                                                 -------------
   Total Expenses..............................................        209,153
   Less Fees Waived............................................         80,938
                                                                 -------------
   Net Expenses................................................        128,215
                                                                 -------------
NET INVESTMENT INCOME..........................................  $   1,057,585
                                                                 -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.....................  $   1,057,585
                                                                 -------------

                                      91       See Notes to Financial Statements

MONEY MARKET PORTFOLIO                        STATEMENT OF CHANGES IN NET ASSETS

                FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

===================================================================================================================
                                                                                  Year Ended             Year Ended
                                                                           December 31, 1997      December 31, 1996
-------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................................        $  1,057,585           $  1,002,363
Net Realized Gain.......................................................                   0                    415
                                                                                ------------           ------------
Change in Net Assets from Operations....................................           1,057,585              1,002,778
                                                                                ------------           ------------
Distributions from Net Investment Income................................          (1,057,591)            (1,001,453)
Distributions in Excess of Net Investment Income........................                   0                   (415)
                                                                                ------------           ------------
Total Distributions.....................................................          (1,057,591)            (1,001,868)
                                                                                ------------           ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....................                  (6)                   910
                                                                                ------------           ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...............................................          22,688,459             15,915,843
Net Asset Value of Shares Issued Through Dividend Reinvestment..........           1,057,591              1,001,868
Cost of Shares Repurchased..............................................         (23,571,207)           (18,927,603)
                                                                                ------------           ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS......................             174,843             (2,009,892)
                                                                                ------------           ------------
TOTAL INCREASE/DECREASE IN NET ASSETS...................................             174,837             (2,008,982)
NET ASSETS:
Beginning of the Period.................................................          19,565,935             21,574,917
                                                                                ------------           ------------
End of the Period (Including accumulated undistributed net
 investment income of $204 and $210, respectively)......................        $ 19,740,772           $ 19,565,935
                                                                                ============           ============

                                       92      See Notes to Financial Statements

MONEY MARKET PORTFOLIO                                      FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

=========================================================================================================================
                                                                                      Year Ended December 31,
                                                                           ----------------------------------------------
                                                                             1997      1996      1995      1994      1993
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...............................    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                                                           ------    ------    ------    ------    ------
Net Investment Income..................................................      .049      .048     .0533     .0365     .0262
Less Distributions from Net Investment Income..........................      .049      .048     .0533     .0365     .0262
                                                                           ------    ------    ------    ------    ------
Net Asset Value, End of the Period.....................................    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                                                           ======    ======    ======    ======    ======
Total Return*..........................................................     5.06%     4.89%     5.46%     3.71%     2.66%
Net Assets at End of the Period (In millions)..........................    $ 19.7    $ 19.6    $ 21.6    $ 28.5    $ 30.0
Ratio of Expenses to Average Net Assets*...............................      .60%      .60%      .60%      .60%      .60%
Ratio of Net Investment Income to Average Net Assets*..................     4.95%     4.78%     5.33%     3.63%     2.63%

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets................................      .98%     1.29%      .93%      .87%      .95%
Ratio of Net Investment Income to Average Net Assets...................     4.57%     4.10%     5.00%     3.37%     2.28%

                                      93       See Notes to Financial Statements

MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO         PORTFOLIO OF INVESTMENTS

                               December 31, 1997

=================================================================================================================================
Description                                                                                           Shares         Market Value
---------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK 92.7%
APARTMENTS 18.4%
AMLI Residential Properties Trust................................................................     26,400         $    587,400
Avalon Properties, Inc...........................................................................    243,400            7,530,187
Bay Apartment Communities, Inc...................................................................    315,800           12,316,200
Essex Property Trust, Inc........................................................................    320,100           11,203,500
Irvine Apartment Communities, Inc................................................................     46,400            1,476,100
Oasis Residential, Inc...........................................................................    269,300            6,008,756
Pennsylvania Real Estate Investment..............................................................     85,400            2,097,638
Security Capital Atlantic, Inc...................................................................    402,546            8,503,784
Walden Residential Properties, Inc...............................................................    208,500            5,316,750
                                                                                                                     ------------
                                                                                                                       55,040,315
                                                                                                                     ------------
DEVELOPMENT 4.4%
Atlantic Gulf Communities Corp. (a)..............................................................    433,224            1,949,508
Atlantic Gulf Communities Corp. - Preferred Ser B
(Convertible into 96,770 common shares) (a)......................................................     55,647              556,464
Atlantic Gulf Communities Corp. - Preferred Shares, 144A - Private Placement (a) (b).............     79,420              794,200
Atlantic Gulf Communities Corp. Warrants, 37,098 shares
Class A, B and C, expiring 06/23/04 (a)..........................................................    111,294              163,626
Atlantic Gulf Communities Corp. Warrants, 74,352 shares Class A, B and C,
expiring 06/24/01, 144A - Private Placement (a) (b)..............................................    223,056                    0
Brookfield Properties Corp.......................................................................    370,600            6,177,902
Brookfield Properties Corp. - Common Share Installment Receipts (a)..............................    195,400            2,321,352
Catellus Development Corp. (a)...................................................................     56,300            1,126,000
                                                                                                                     ------------
                                                                                                                       13,089,052
                                                                                                                     ------------
HEALTHCARE FACILITIES 6.2%
Nationwide Health Properties, Inc................................................................    530,900           13,537,950
Omega Healthcare Investors, Inc..................................................................    127,000            4,905,375
                                                                                                                     ------------
                                                                                                                       18,443,325
                                                                                                                     ------------
HOTEL & LODGING 10.3%
American General Hospitality Corp................................................................    134,800            3,605,900
Capstar Hotel Co. (a)............................................................................    278,300            9,549,169
Extended Stay America, Inc. (a)..................................................................    264,000            3,283,500
Host Marriott Corp. (a)..........................................................................    612,100           12,012,462
Suburban Lodges America, Inc. (a)................................................................     70,300              935,869
Vail Resorts, Inc. (a)...........................................................................     53,200            1,379,875
                                                                                                                     ------------
                                                                                                                       30,766,775
                                                                                                                     ------------
MANUFACTURED HOME COMMUNITIES 6.5%
Chateau Properties, Inc..........................................................................    425,417           13,400,636
Manufactured Home Communities, Inc...............................................................    223,700            6,039,900
                                                                                                                     ------------
                                                                                                                       19,440,536
                                                                                                                     ------------

                                       94      See Notes to Financial Statements

MORGAN STANLEY REAL ESTATE SECURITIES       PORTFOLIO OF INVESTMENTS (CONTINUED)
PORTFOLIO

                               December 31, 1997

=================================================================================================================================
Description                                                                                           Shares         Market Value
---------------------------------------------------------------------------------------------------------------------------------
OFFICE/INDUSTRIAL 26.4%
Arden Realty Group, Inc.........................................................................     448,000         $ 13,776,000
Bedford Property Investors, Inc.................................................................     323,600            7,078,750
Brandywine Realty Trust.........................................................................     409,900           10,298,737
CarrAmerica Realty Corp.........................................................................     300,900            9,534,769
Equity Office Properties Trust (a)..............................................................     136,411            4,305,472
Great Lakes REIT, Inc...........................................................................     268,000            5,209,250
Pacific Gulf Properties, Inc....................................................................     463,600           11,010,500
Prime Group Realty Trust........................................................................     283,500            5,740,875
Reckson Associates Realty Corp..................................................................      61,400            1,558,025
Trizec Hahn Corp................................................................................     158,900            3,684,494
Wellsford Real Properties, Inc., 144A - Private Placement (a) (b)...............................     447,242            6,988,156
                                                                                                                     ------------
                                                                                                                       79,185,028
                                                                                                                     ------------
PRODUCER MANUFACTURING 0.0%
ITT Corp. (a)...................................................................................       1,400              116,025
                                                                                                                     ------------
SELF-STORAGE 3.2%
Public Storage, Inc.............................................................................      69,800            2,050,375
Shurgard Storage Centers, Inc., Class A.........................................................     255,800            7,418,200
                                                                                                                     ------------
                                                                                                                        9,468,575
                                                                                                                     ------------
SHOPPING CENTERS 7.4%
Burnham Pacific Properties, Inc.................................................................     336,800            5,157,250
Federal Realty Investment Trust.................................................................     379,000            9,759,250
First Washington Realty Trust, Inc. - Preferred Ser A
(Convertible into 74,484 common shares).........................................................      58,100            1,946,350
Pan Pacific Retail Properties, Inc..............................................................     145,300            3,105,788
Ramco-Gershenson Properties Trust...............................................................       1,900               37,406
Western Investment Real Estate Trust............................................................     147,600            2,029,500
                                                                                                                     ------------
                                                                                                                       22,035,544
                                                                                                                     ------------
SHOPPING MALLS 9.9%
CBL & Associates Properties, Inc................................................................     271,600            6,705,125
First Union Real Estate Investments.............................................................     142,400            2,314,000
Taubman Centers, Inc............................................................................   1,227,200           15,953,600
Urban Shopping Centers, Inc.....................................................................     138,400            4,826,700
                                                                                                                     ------------
                                                                                                                       29,799,425
                                                                                                                     ------------

TOTAL COMMON AND PREFERRED STOCK 92.7%..........................................................                      277,384,600

                                      95       See Notes to Financial Statements

MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO         PORTFOLIO OF INVESTMENTS
                                                                     (CONTINUED)

                               December 31, 1997

====================================================================================================================
Description                                                                                             Market Value
--------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE OBLIGATIONS  0.6%
  Brookfield Properties Corp. - Installment Receipts Representing Subordinated
  Debenture ($2,262,000 par, 6.00% coupon, 02/14/07 maturity).....................................     $   1,818,422
                                                                                                       -------------

TOTAL LONG-TERM INVESTMENTS  93.3%
  (Cost $248,129,758).............................................................................       279,203,022

REPURCHASE AGREEMENT  8.1%
  Swiss Bank Corp. ($24,270,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $24,278,225)
  (Cost $24,270,000)..............................................................................        24,270,000
                                                                                                       -------------

TOTAL INVESTMENTS  101.4%
  (Cost $272,399,758).............................................................................       303,473,022

LIABILITIES IN EXCESS OF OTHER ASSETS (1.4%)......................................................        (4,065,994)
                                                                                                       -------------
NET ASSETS 100.0%.................................................................................     $ 299,407,028
                                                                                                       -------------

(a)  Non-income producing security as this stock does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                      96       See Notes to Financial Statements

MORGAN STANLEY REAL ESTATE SECURITIES        STATEMENT OF ASSETS AND LIABILITIES
PORTFOLIO

                                            December 31, 1997

=================================================================================================================
ASSETS:
Total Investments (Cost $272,399,758)...........................................................    $ 303,473,022
Receivables:
  Dividends.....................................................................................        1,861,526
  Investments Sold..............................................................................          886,181
  Interest......................................................................................           45,364
Unamortized Organizational Costs................................................................            3,415
Other...........................................................................................               27
                                                                                                    -------------
    Total Assets................................................................................      306,269,535
                                                                                                    =============

LIABILITIES:
Payables:
  Portfolio Shares Repurchased..................................................................        5,037,170
  Investments Purchased.........................................................................        1,513,577
  Investment Advisory Fee.......................................................................          244,073
  Custodian Bank................................................................................           15,938
  Distributor and Affiliates....................................................................            6,426
Accrued Expenses................................................................................           29,652
Trustees' Deferred Compensation and Retirement Plans............................................           15,671
                                                                                                    -------------
    Total Liabilities...........................................................................        6,862,507
                                                                                                    -------------
NET ASSETS......................................................................................    $ 299,407,028
                                                                                                    =============
NET ASSETS CONSIST OF:
Capital.........................................................................................    $ 263,842,945
Net Unrealized Appreciation.....................................................................       31,073,264
Accumulated Net Realized Gain...................................................................        4,055,438
Accumulated Undistributed Net Investment Income.................................................          435,381
                                                                                                    -------------
NET ASSETS......................................................................................    $ 299,407,028
                                                                                                    =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  (Based on net assets of $299,407,028 and 18,894,267 shares of beneficial interest
  issued and outstanding).......................................................................    $       15.85
                                                                                                    =============

                                      97       See Notes to Financial Statements

MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO          STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1997

================================================================================
INVESTMENT INCOME:
Dividends........................................................   $  9,416,241
Interest.........................................................        789,383
                                                                    ------------
    Total Income.................................................     10,205,624
                                                                    ------------

EXPENSES:
Investment Advisory Fee..........................................      2,269,511
Accounting.......................................................         32,983
Shareholder Services.............................................         16,833
Legal............................................................         12,860
Trustees' Fees and Expenses......................................         10,241
Amortization of Organizational Costs.............................          1,592
Other............................................................         94,656
                                                                    ------------
    Total Expenses...............................................      2,438,676
                                                                    ------------
NET INVESTMENT INCOME............................................   $  7,766,948
                                                                    ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain................................................   $ 28,792,309
                                                                    ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period........................................     22,046,065
  End of the Period:
    Investments..................................................     31,073,264
                                                                    ------------
Net Unrealized Appreciation During the Period....................      9,027,199
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN.................................   $ 37,819,508
                                                                    ============
NET INCREASE IN NET ASSETS FROM OPERATION........................   $ 45,586,456
                                                                    ============

                                      98       See Notes to Financial Statements

MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

                                              STATEMENT OF CHANGES IN NET ASSETS

                             For the Years Ended December 31, 1997 and 1996

----------------------------------------------------------------------------------------------------------------
                                                                             Year Ended               Year Ended
                                                                      December 31, 1997        December 31, 1996
----------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................................   $   7,766,948             $  2,164,983
Net Realized Gain......................................................      28,792,309                1,465,073
Net Unrealized Appreciation During the Period..........................       9,027,199               21,713,960
                                                                          -------------             ------------
Change in Net Assets from Operations...................................      45,586,456               25,344,016
                                                                          -------------             ------------
Distributions from Net Investment Income...............................      (7,660,430)              (1,844,832)
Distributions from Net Realized Gain...................................     (25,295,317)                (874,097)
                                                                          -------------             ------------
Total Distributions....................................................     (32,955,747)              (2,718,929)
                                                                          -------------             ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....................      12,630,709               22,625,087
                                                                          -------------             ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................................     275,023,739              178,078,191
Net Asset Value of Shares Issued Through Dividend Reinvestment.........      32,953,898                2,718,725
Cost of Shares Repurchased.............................................    (188,685,072)             (44,523,570)
                                                                          -------------             ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....................     119,292,565              136,273,346
                                                                          -------------             ------------
TOTAL INCREASE IN NET ASSETS...........................................     131,923,274              158,898,433
NET ASSETS:
Beginning of the Period................................................     167,483,754                8,585,321
                                                                          -------------             ------------
End of the Period (Including accumulated undistributed net investment
  income of $435,381 and $328,863, respectively).......................   $ 299,407,028             $167,483,754
                                                                          -------------             ------------

                                      99       See Notes to Financial Statements

MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO             FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

================================================================================================================================
                                                                                                                    July 3, 1995
                                                                                                                (Commencement of
                                                                    Year Ended            Year Ended      Investment Operations)
                                                             December 31, 1997     December 31, 1996        to December 31, 1995
================================================================================================================================
Net Asset Value, Beginning of the Period....................         $  14.784              $  10.74                    $  10.00
                                                                     =========              ========                    ========
   Net Investment Income....................................              .464                  .217                         .20
   Net Realized and Unrealized Gain.........................             2.617                 4.117                       .6325
                                                                     ---------              --------                    --------
Total from Investment Operations............................             3.081                 4.334                       .8325
                                                                     =========              ========                    ========
Less:
   Distributions from Net Investment Income.................              .470                  .199                       .0925
   Distributions from Net Realized Gain.....................             1.549                  .091                         -0-
                                                                     ---------              --------                    --------
Total Distributions.........................................             2.019                  .290                       .0925
                                                                     ---------              --------                    --------
Net Asset Value, End of the Period..........................         $  15.846              $ 14.784                    $  10.74
                                                                     =========              ========                    ========
Total Return*...............................................             21.47%                40.53%                       8.35%**
Net Assets at End of the Period (In millions)...............            $299.4              $  167.5                    $    8.6
Ratio of Expenses to Average Net Assets*....................              1.07%                 1.10%                       2.50%
Ratio of Net Investment Income to Average Net Assets*.......              3.42%                 5.06%                       3.75%
Portfolio Turnover..........................................               177%                   84%                         85%**
Average Commission Paid Per Equity Share Traded (a).........         $    .0597             $  .0313                          --

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets.....................                N/A                 1.27%                       2.90%
Ratio of Net Investment Income to Average Net Assets........                N/A                 4.89%                       3.36%

**Non-Annualized

(a) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

N/A = Not Applicable

                                      100      See Notes to Financial Statements

STRATEGIC STOCK PORTFOLIO                               PORTFOLIO OF INVESTMENTS

                               December 31, 1997
================================================================================
Description                                           Shares   Market Value
================================================================================
COMMON STOCK 92.4%
CONSUMER DURABLES 13.7%
Chrysler Corp........................................  3,320    $  116,823
General Motors Corp..................................  1,860       112,762
Eastman Kodak Co.....................................  1,940       117,976
                                                                ----------
                                                                   347,561
                                                                ----------
CONSUMER NON-DURABLES 14.2%
Anheuser Busch Cos., Inc.............................  2,730       120,120
H.J. Heinz Co........................................  2,290       116,361
Philip Morris Cos., Inc..............................  2,690       121,891
                                                                ----------
                                                                   358,372
                                                                ----------
ENERGY 18.0%
Amoco Corp...........................................  1,320       112,365
Chevron Corp.........................................  1,450       111,650
Exxon Corp...........................................  1,890       115,644
Mobil Corp...........................................  1,600       115,500
                                                                ----------
                                                                   455,159
                                                                ----------
FINANCE 4.5%
J.P. Morgan and Co., Inc.............................  1,000       112,875
                                                                ----------
HEALTH CARE 2.9%
American Home Products Corp..........................    960        73,440
                                                                ----------
PRODUCER MANUFACTURING 6.8%
Caterpillar, Inc.....................................  1,400        67,987
Minnesota Mining & Manufacturing Co..................  1,250       102,578
                                                                ----------
                                                                   170,565
                                                                ----------
RAW MATERIALS/PROCESSING INDUSTRIES 8.0%
E.I. du Pont de Nemours & Co.........................    770        46,248
International Paper Co...............................  2,530       109,106
PPG Industries, Inc..................................    830        47,414
                                                                ----------
                                                                   202,768
                                                                ----------
TECHNOLOGY 0.2%
Raytheon Co., Class A................................    103         5,079
                                                                ----------
TRANSPORTATION 4.5%
Norfolk Southern Corp................................  3,720       114,623
                                                                ----------
UTILITIES 19.6%
AT&T Corp............................................  2,130       130,462
Bell Atlantic Corp...................................  1,330       121,030

                                      101      See Notes to Financial Statements

STRATEGIC STOCK PORTFOLIO                   PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1997
=======================================================================================================
Description                                                                      Shares    Market Value
=======================================================================================================
UTILITIES (CONTINUED)
BellSouth Corp..................................................................  2,160      $  121,635
SBC Communication, Inc..........................................................  1,650         120,863
                                                                                             ----------
                                                                                                493,990
                                                                                             ----------
TOTAL LONG-TERM INVESTMENTS 92.4% (Cost $2,327,597).............................              2,334,432

REPURCHASE AGREEMENT 12.3%
  DLJ ($310,000 par collateralized by U.S. Government obligations in a pooled cash
  account, dated 12/31/97, to be sold on 01/02/98 at $310,112) ( Cost $310,000).                310,000
                                                                                             ----------
TOTAL INVESTMENTS 104.7% (Cost $2,637,597)......................................              2,644,432

LIABILITIES IN EXCESS OF OTHER ASSETS (4.7%)....................................               (118,230)
                                                                                             ----------
Net Assets  100.0%..............................................................             $2,526,202
                                                                                             ==========

                                      102      See Notes to Financial Statements

STRATEGIC STOCK PORTFOLIO                    STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997

=================================================================================================
ASSETS:
Total Investments, including repurchase agreement of $310,000 (Cost $2,637,597)....... $2,644,432
Cash..................................................................................      2,867
Receivables:
  Portfolio Shares Sold...............................................................     27,739
  Dividends...........................................................................      4,050
  Expense Reimbursement by Adviser....................................................      3,809
                                                                                       ----------
    Total Assets......................................................................  2,682,897
                                                                                       ==========
LIABILITIES:
Payables:
  Investments Purchased...............................................................    151,395
  Distributor and Affiliates..........................................................        300
Accrued Expenses......................................................................      5,000
                                                                                       ----------
     Total Liabilities................................................................    156,695
                                                                                       ----------
NET ASSETS............................................................................ $2,526,202
                                                                                       ==========
NET ASSETS CONSIST OF:
Capital............................................................................... $2,512,791
Net Unrealized Appreciation...........................................................      6,835
Accumulated Undistributed Net Investment Income.......................................      6,576
                                                                                       ----------
NET ASSETS............................................................................ $2,526,202
                                                                                       ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  (Based on net assets of $2,526,202 and 246,576 shares of beneficial interest
  issued and outstanding)............................................................. $   10.25
                                                                                       ==========

                                      103      See Notes to Financial Statements

Strategic Stock Portfolio                               Statement of Operations

 For Period November 3, 1997 (Commencement of Investment Operations) to December
                                   31, 1997
================================================================================

INVESTMENT INCOME:
Dividends...................................................................................     $ 5,805
Interest....................................................................................       2,262
                                                                                                 -------
     Total Income...........................................................................       8,067
                                                                                                 -------
EXPENSES:
Audit.......................................................................................       5,000
Investment Advisory Fee.....................................................................       1,083
Legal.......................................................................................         300
                                                                                                 -------
     Total Expenses.........................................................................       6,383
     Less Fees Waived and Expenses Reimbursed ($1,083 and $3,809, respectively).............       4,892
                                                                                                 -------
     Net Expenses...........................................................................       1,491
NET INVESTMENT INCOME.......................................................................     $ 6,576
                                                                                                 -------
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................................................     $   -0-
                                                                                                 -------
Unrealized Appreciation/Depreciation:
     Beginning of the Period................................................................         -0-
     End of the Period:
     Investments............................................................................       6,835
                                                                                                 -------
Net Unrealized Appreciation During the Period...............................................       6,835
                                                                                                 -------
NET REALIZED AND UNREALIZED GAIN............................................................     $ 6,835
                                                                                                 =======
NET INCREASE IN NET ASSETS FROM OPERATIONS..................................................     $13,411
                                                                                                 =======

                                 104           See Notes to Financial Statements

Strategic Stock Portfolio                     Statement of Changes in Net Assets

 For Period November 3, 1997 (Commencement of Investment Operations) to December
                                   31, 1997
================================================================================

========================================================================================================
                                                                                            Period Ended
                                                                                       December 31, 1997
========================================================================================================
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................................................       $    6,576
Net Unrealized Appreciation During the Period..........................................            6,835
                                                                                              ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....................................           13,411
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................................................        2,312,791
                                                                                              ----------
TOTAL INCREASE IN NET ASSETS...........................................................        2,326,202
NET ASSETS:
Beginning of the Period................................................................          200,000
                                                                                              ----------
End of Period (Including accumulated undistributed net investment income of $6,576)....       $2,526,202
                                                                                              ==========

                                  105          See Notes to Financial Statements

Strategic Stock Portfolio                                   Financial Highlights

The following schedule presents financial highlights for one share of the
            Portfolio outstanding throughout the period indicated.

======================================================================================================
                                                                                     November 3, 1997
                                                                                     (Commencement of
                                                                                Investment Operations)
                                                                                  to December 31, 1997
======================================================================================================
Net Asset Value, Beginning of the Period........................................         $ 10.000
                                                                                         --------
     Net Investment Income......................................................             .027
     Net Realized and Unrealized Gain...........................................             .218
                                                                                         --------
Total from Investment Operations................................................             .245
                                                                                         --------
Net Asset Value, End of the Period..............................................         $ 10.245
                                                                                         ========
Total Return*...................................................................          2.45%**
Net Assets at End of the Period (In millions)...................................         $    2.5
Ratio of Expenses to Average Net Assets*........................................              .61%
Ratio of Net Investment Income to Average Net Assets*...........................             2.67%
Portfolio Turnover..............................................................             0%**
Average Commission Paid per Equity Share Traded (a).............................         $  .0282

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets.........................................             2.59%
Ratio of Net Investment Income to Average Net Assets............................              .68%

**  Non-Annualized
(a) Represents the average brokerage commission per equity share traded during the period for trades where commissions were applicable.

                                  106          See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Van Kampen American Capital Life Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company comprised of ten Portfolios: Asset Allocation Portfolio ("Asset Allocation"), Domestic Income Portfolio ("Domestic"), Emerging Growth Portfolio ("Emerging Growth"), Enterprise Portfolio ("Enterprise"), Global Equity Portfolio ("Global Equity"), Government Portfolio ("Government"), Growth and Income Portfolio ("Growth and Income"), Money Market Portfolio ("Money Market"), Morgan Stanley Real Estate Securities Portfolio ("Real Estate") and Strategic Stock Portfolio ("Strategic Stock") (collectively the "Portfolios"). Each Portfolio is accounted for as a separate entity.

     The goals of the Portfolios are as follows: Asset Allocation seeks a high total investment return consistent with prudent risk; Domestic seeks income as its primary objective and capital appreciation as a secondary objective; Emerging Growth seeks capital appreciation by investing principally in common stocks of small and medium sized companies; Enterprise seeks capital appreciation by investing principally in common stocks; Global Equity seeks long-term growth of capital through an internationally diversified portfolio of equity securities of any nation, including the United States; Government seeks high current return consistent with preservation of capital; Growth and Income seeks long-term growth of capital and income by investing primarily in income-producing equity securities including common stocks and convertible securities; Money Market seeks protection of capital and high current income by investing in short-term money market instruments; Real Estate seeks long-term growth of capital by investing principally in securities of companies operating in the real estate industry; and Strategic Stock seeks an above average total return consistent with the preservation of invested capital, by investing primarily in a portfolio of dividend paying equity securities included in the Dow Jones Industrial Average or the Morgan Stanley Capital International USA Index.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost. For Money Market, all investments are valued at amortized cost.

     Domestic's investments include lower rated and unrated debt securities which may be more susceptible to a decline in value due to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 28% of Domestic's net assets at December 31, 1997.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                               December 31, 1997

--------------------------------------------------------------------------------
     The Portfolios may invest in repurchase agreements which are short-term investments in which the Portfolios acquire ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price.

     The Portfolios may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolios will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolios.

C. INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. ORGANIZATIONAL COSTS--Emerging Growth, Global Equity and Real Estate have reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with each Portfolio's organization in the amount of $6,828 per Portfolio. These costs are being amortized on a straight line basis over the 60 month period ending July 2, 2000. The Adviser has agreed that in the event any of the initial shares of the Portfolios originally purchased by VKAC are redeemed during the amortization period, the Portfolios will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     Each Portfolio intends to utilize provisions of the federal income tax laws which allow each Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. The following table presents the capital loss carryforward at December 31, 1997 along with its expiration dates. The table also presents the identified cost of investments, including foreign currencies, at December 31, 1997 for federal income tax purposes with the associated gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation on investments, and foreign currency.

                                                      ASSET                       EMERGING                        GLOBAL
                                                 ALLOCATION        DOMESTIC         GROWTH     ENTERPRISE         EQUITY
------------------------------------------------------------------------------------------------------------------------
Realized capital loss carryforward.............           --   $  1,289,534     $   81,975             --             --
Expiration dates of capital loss carryforward..           --    1998-- 2002           2004             --             --
Amount expiring on 12/31/98....................           --        160,765             --             --             --
Identified cost................................  $55,048,430   $ 16,143,269     $8,597,981    $70,618,370     $2,649,384
Gross unrealized appreciation..................    8,689,126        976,801      2,392,203     30,450,369        451,372
Gross unrealized depreciation..................    1,124,743        129,718        468,317      1,510,002        176,851
Net unrealized appreciation/depreciation.......    7,564,383        847,083      1,923,886     28,940,367        274,521

                               December 31, 1997
--------------------------------------------------------------------------------

                                                                     GROWTH
                                                                        AND          MONEY          REAL       STRATEGIC
                                                  GOVERNMENT         INCOME         MARKET          ESTATE         STOCK
------------------------------------------------------------------------------------------------------------------------
Realized capital loss carryforward.............. $10,001,012    $        --    $     1,707              --            --
Expiration dates of capital loss carryforward...  1998--2004             --     2003--2005              --            --
Amount expiring on 12/31/98..................... $ 2,677,688             --             --              --            --
Identified cost................................. $52,437,491    $11,409,515    $19,807,992    $272,797,131    $2,637,597
Gross unrealized appreciation...................   1,450,922        914,357             --      32,726,388        56,985
Gross unrealized depreciation...................      31,750        396,192             --       2,050,497        50,150
Net unrealized appreciation/depreciation........   1,419,172        518,165             --      30,675,891         6,835

     Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses for tax purposes resulting from wash sales.

F. DISTRIBUTION OF INCOME AND GAINS--Government and Money Market declare dividends from net investment income on each business day. Asset Allocation, Domestic, Emerging Growth, Enterprise, Global Equity, Growth and Income, Real Estate and Strategic Stock declare dividends from net investment income annually. Government declares distributions from short-term capital gains, if any, monthly and from long-term capital gains, if any, annually. Asset Allocation, Domestic, Emerging Growth, Enterprise, Global Equity, Growth and Income, Money Market, Real Estate and Strategic Stock distribute net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

     For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1997.

                                                  CAPITAL GAIN DISTRIBUTION
                                                ------------------------------
PORTFOLIO                                        28% RATE             20% RATE
------------------------------------------------------------------------------
Asset Allocation............................... 2,138,293              850,328
Enterprise..................................... 3,729,664            5,035,925
Global Equity..................................   256,445                   -0-
Growth and Income..............................        -0-                  -0-
Real Estate.................................... 1,784,184              422,004

Shareholders were sent a 1997 Form 1099-DIV in January 1998 representing their proportionate share of capital gain distribution to be reported on their income tax returns.

                               December 31, 1997
________________________________________________________________________________
     The following table presents the percentage of the distributions that qualifies for the dividend received deduction for corporate shareholders:

PORTFOLIO
------------------------------------------------------------------------------
Asset Allocation.......................................................  11.53%
Domestic...............................................................   4.53%
Enterprise.............................................................  17.65%
Global Equity..........................................................   6.88%
Growth and Income......................................................  32.09%

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. The following permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified.

                                                                                             GROWTH
                                                           GLOBAL                               AND
                                         DOMESTIC          EQUITY       GOVERNMENT           INCOME
----------------------------------------------------------------------------------------------------
Accumulated Undistributed Net
Investment Income.................... $(14,391)(b)  $ (3,423)(a,d)  $   (22,765)(b)      $(2,983)(d)
Accumulated Net Realized Gain/Loss...   14,391 (b)     3,423 (a,d)    2,864,440(b,c)       2,983 (d)
Capital..............................       --            --         (2,841,675) (c)          --

(a) For federal income tax purposes, realized gains and losses on transactions in foreign currencies are included as ordinary income. These realized gains and losses are included in net realized gain/loss for financial reporting purposes and have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

(b) Accretion of market discounts on bonds and paydowns of mortgage pool obligations are recognized as ordinary income/loss for federal income tax purposes but as realized gains or losses for book purposes. These permanent differences have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

(c) At December 31, 1997, all or a portion of capital loss carryforward expired creating a permanent difference between book and tax basis reporting. These items have been reclassified from accumulated net realized loss to capital.

(d) Miscellaneous permanent differences were reclassified from accumulated undistributed net investment income to accumulated net realized gain/loss.

G. FOREIGN CURRENCY TRANSLATION--The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

                               December 31, 1997
________________________________________________________________________________
2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly based on the combined average daily net assets of Asset Allocation, Domestic, Enterprise, Government and Money Market as follows:

AVERAGE NET ASSETS                                                  % PER ANNUM
-------------------------------------------------------------------------------
First $500 million................................................... .50 of 1%
Next $500 million.................................................... .45 of 1%
Over $1 billion...................................................... .40 of 1%

     The resulting fee is prorated to Asset Allocation, Domestic, Enterprise, Government and Money Market based on their respective average daily net assets.

     Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of average daily net assets, the Adviser will reimburse Asset Allocation, Domestic, Enterprise, Government, and Money Market for the amount of the excess. For the period, the Adviser has volunteered to reimburse all expenses in excess of .60% of average daily net assets. The expense reimbursement shall be made monthly.

     For Emerging Growth, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly of .70% of the average daily net assets of the Portfolio.

     For Global Equity, on April 1, 1997, the Adviser entered into a subadvisory agreement with Morgan Stanley Asset Management Inc. (the "Subadviser") to provide advisory services to the Portfolio and the Adviser with respect to the Portfolio's investments. Prior to April 1, 1997, the Fund's Subadviser was John Govett & Co., Ltd. Advisory fees are calculated monthly, based on the average daily net assets of Global Equity at the annual rate of 1.00%. The Adviser pays 50% of its advisory fee to the Subadviser.

     For Growth and Income, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly, based on the average daily net assets of the Portfolio, of .60% for the first $500 million and .55% for the amount in excess of $500 million.

     For Real Estate, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee equal to 1.00% of the average net assets of the Portfolio. This fee is payable monthly.

     For Strategic Stock, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly of .50% of the average daily net assets of the Portfolio.

     For the period, the Adviser has volunteered to reimburse all expenses in excess of .85% for Emerging Growth, 1.20% for Global Equity, .75% for Growth and Income, 1.10% for Real Estate, and .65% for Strategic Stock of each of the Portfolios' average daily net assets.

                               December 31, 1997
--------------------------------------------------------------------------------
     Other transactions with affiliates during the year ended December 31, 1997 were as follows:

                                           ASSET                  EMERGING                   GLOBAL
                                      ALLOCATION     DOMESTIC       GROWTH    ENTERPRISE     EQUITY
----------------------------------------------------------------------------------------------------
Accounting and cash management.......    $14,300     $  8,900      $ 9,100       $19,600    $21,600
Shareholder servicing agent's fees...     15,000       15,000       15,000        15,000     15,000
Legal (Skadden)......................      7,100        4,900        4,400        15,900      5,000

                                                    GROWTH
                                                       AND      MONEY        REAL   STRATEGIC
                                      GOVERNMENT    INCOME     MARKET      ESTATE       STOCK
-------------------------------------------------------------------------------------------------
Accounting and cash management.........  $13,900   $ 4,400    $10,200     $33,000     $   -0-
Shareholder servicing agent's fees.....   15,000     6,300     15,000      15,000         -0-
Legal (Skadden)........................    6,000     3,300      5,300      12,000        300

     Accounting and cash management services are provided by VKAC at cost. ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolios. ACCESS provides these services at cost plus a profit. Legal services are provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolios, of which a trustee of the Portfolios is an affiliated person.

     Certain officers and trustees of the Portfolios are also officers and directors of VKAC. The Portfolios do not compensate their officers or trustees who are officers of VKAC.

     The Portfolios provide deferred compensation and retirement plans for their trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is equal to $2,500 per portfolio.

     For the year ended December 31, 1997, Real Estate paid brokerage commissions to Morgan Stanley Group Inc. and Dean Witter, both of which are affiliates of VKAC, totaling $20,148.

     At December 31, 1997, VKAC owned 10 shares of Emerging Growth, 95,241 shares of Global Equity, 50,961 shares of Growth and Income, 10 shares of Real Estate, and 20,000 shares of Strategic Stock.

3. CAPITAL TRANSACTIONS

The Portfolios have outstanding shares of beneficial interest with a par value of $.01 per share. There are an unlimited number of shares authorized.

     For the year ended December 31, 1997, share transactions were as follows:

                                     ASSET                EMERGING                 GLOBAL
                                ALLOCATION     DOMESTIC     GROWTH   ENTERPRISE    EQUITY
------------------------------------------------------------------------------------------
Beginning Shares.............    5,633,242    2,472,121    379,065    5,214,950   215,901
Sales........................      223,088      659,893    559,402      869,947   116,532
Dividend Reinvestment........      754,688      165,298        -0-      810,210    32,495
Repurchases..................   (1,296,455)  (1,213,036)  (300,652)  (1,443,044)  (94,662)
                               -----------   ----------  ---------  -----------  ---------
Ending Shares................    5,314,563    2,084,276    637,815    5,452,063   270,266
                               ===========   ==========  =========  ===========  =========

                               December 31, 1997

=====================================================================================================
                                                GROWTH AND          MONEY          REAL     STRATEGIC
                                  GOVERNMENT        INCOME         MARKET         ESTATE        STOCK
-----------------------------------------------------------------------------------------------------
Beginning Shares...............    6,606,459        50,000     19,565,725     11,328,283       20,000<F1>
Sales..........................      302,118       901,291     22,688,459     17,318,837      226,576
Dividend Reinvestment..........      384,650        16,456      1,057,591      2,157,294          -0-
Repurchases....................   (1,401,150)       (1,545)   (23,571,207)   (11,910,147)         -0-
                                 -----------      --------    -----------   ------------     --------
Ending Shares..................    5,892,077       966,202     19,740,568     18,894,267      246,576
                                 ===========      ========    ===========   ============     ========

<F1> Portfolio commenced investment operations during the period.

       For the year ended December 31, 1996, share transactions were as follows:

                                            ASSET                     EMERGING                      GLOBAL
                                       ALLOCATION      DOMESTIC         GROWTH     ENTERPRISE       EQUITY
-----------------------------------------------------------------------------------------------------------
Beginning Shares...................     5,409,616     3,235,694        195,420      5,173,759      230,530
Sales..............................       387,499       755,420        366,538        489,441      110,151
Dividend Reinvestment..............       821,862       217,401            -0-        611,154        3,772
Repurchases........................      (985,735)   (1,736,394)      (182,893)    (1,059,404)    (128,552)
                                       ----------    ----------      ---------    -----------     --------
Ending Shares......................     5,633,242     2,472,121        379,065      5,214,950      215,901
                                       ==========    ==========      =========    ===========     ========

Capital at 12/31/96................   $57,866,139   $20,772,963    $ 4,650,241   $ 64,671,892   $2,102,301
                                      ===========   ===========    ===========   ============   ==========

                                                                   GROWTH AND          MONEY           REAL
                                                     GOVERNMENT        INCOME         MARKET         ESTATE
-------------------------------------------------------------------------------------------------------------------------
Beginning Shares..............................        7,399,648        50,000<F1> 21,575,617        799,347
Sales.........................................          184,739           -0-     15,915,843     13,855,117
Dividend Reinvestment.........................          464,018           -0-      1,001,868        197,332
Repurchases...................................       (1,441,946)          -0-    (18,927,603)    (3,523,513)
                                                    -----------   ----------    ------------   ------------
Ending Shares.................................        6,606,459        50,000     19,565,725     11,328,283
                                                    -----------   ----------    ------------   ------------
Capital at 12/31/96...........................      $70,107,395   $   500,000   $ 19,565,725   $144,550,380
                                                    ===========   ==========    ============   ============

<F1> Portfolio commenced investment operations during the period.

     At December 31, 1997, with the exception of VKAC's ownership of shares of certain portfolios, two insurance companies or their separate accounts were record owners of all but a de minimus number of the shares of each portfolio.

                               December 31, 1997

================================================================================

4.  INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, including principal paydowns and excluding forward commitment transactions and short-term investments, were:


                                                                                                 Growth
                     Asset                  Emerging                    Global                      and          Real   Strategic
                Allocation     Domestic       Growth     Enterprise     Equity    Government     Income        Estate       Stock
------------------------------------------------------------------------------------------------------------------------------------
Purchases     $ 32,898,983   $13,282,976   $11,014,645  $73,883,728  $3,947,336  $61,169,709  $14,551,531  $472,700,482  $2,327,597

Sales           43,334,706    16,075,670     7,368,880   80,758,859   3,875,492   65,665,559    4,642,919   378,072,839          -0-

5.  DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Portfolios have a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolios against possible changes in the market value of its portfolio, manage the Portfolio's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Portfolios' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.

     Summarized below are the specific types of derivative financial instruments used by the Portfolios.

A. FUTURES CONTRACTS-A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolios generally invest in futures on U.S. Treasury Bonds and Notes. Upon entering into futures contracts, the Portfolios maintain, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

     Transactions in futures contracts for the year ended December 31, 1997, for Government, were as follows:

                                                                       CONTRACTS
--------------------------------------------------------------------------------
Outstanding at December 31, 1996.....................................       110
Futures Opened.......................................................     1,311
Futures Closed.......................................................    (1,323)
                                                                         ------
Outstanding at December 31, 1997.....................................        98
                                                                         ======

                               December 31, 1997
--------------------------------------------------------------------------------

     The futures contracts outstanding at December 31, 1997, and the descriptions and unrealized appreciation/ depreciation for Government are as follows:

                                                                                        UNREALIZED
                                                                                     APPRECIATION/
                                                                      CONTRACTS       DEPRECIATION
--------------------------------------------------------------------------------------------------
LONG CONTRACTS
U.S. Treasury Bonds - March 1998
  (Current notional value of $120,469 per contract)..........                81          $ 124,418

SHORT CONTRACTS
10-year U.S. Treasury Notes - March 1998
  (Current notional value of $112,156 per contract)..........                17            (20,557)
                                                                      ---------          ---------
                                                                             98          $ 103,861
                                                                      =========          =========

B. FORWARD COMMITMENTS--Domestic, Global Equity, Government and Real Estate may trade certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Portfolio and dealers. Upon executing a forward commitment and during the period of obligation, the Portfolio maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Portfolio is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Portfolio, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. During the term of the commitment, the Portfolio may sell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Portfolio may occasionally close such forward commitments prior to delivery.

     The forward commitments outstanding in Government as of December 31, 1997 for which settlement is not intended, and the descriptions and unrealized depreciation are as follows:

PAR AMOUNT                                                                           CURRENT       UNREALIZED
(000)             DESCRIPTION                                       EXPIRATION         VALUE     DEPRECIATION
-------------------------------------------------------------------------------------------------------------
SHORT CONTRACTS
    $1,000        FNMA 30 Yr, 9.000%, 12/31/23 maturity.........     01-14-98     $1,063,130         $  3,755
     1,000        GNMA, 8.500%, 12/31/23 maturity...............     01-22-98      1,050,310            4,060
                                                                                                     --------
                                                                                                     $  7,815
                                                                                                     ========

                               December 31, 1997
--------------------------------------------------------------------------------

C. FORWARD CURRENCY CONTRACTS-A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards.

     The following forward currency contracts were outstanding in Global Equity as of December 31, 1997:

                                                                                 UNREALIZED
                                                                  CURRENT     APPRECIATION/
DESCRIPTION                                                         VALUE      DEPRECIATION
-------------------------------------------------------------------------------------------
LONG CONTRACTS
Deutsche Mark, 85,686 expiring 01/16/98.......................   $ 47,676          $ (1,798)
Deutsche Mark, 25,835 expiring 02/12/98.......................     14,397              (727)
French Franc, 72,330 expiring 01/21/98........................     12,033              (585)
Italian Lira, 26,816,828 expiring 01/21/98....................     15,156              (578)
Italian Lira, 8,629,710 expiring 02/19/98.....................      4,877              (223)
Japanese Yen, 11,274,000 expiring 01/26/98....................     86,670            (6,580)
Japanese Yen, 3,010,027 expiring 02/26/98.....................     23,247              (897)
Netherlands Guilder, 17,462 expiring 02/19/98.................      8,639              (426)
Singapore Dollar, 48,302 expiring 03/05/98....................     28,435            (1,896)
Singapore Dollar, 14,846 expiring 03/23/98....................      8,733               151
Spanish Peseta, 365,180, expiring 02/12/98....................      2,400              (116)
                                                                 --------          --------
                                                                 $252,263           (13,675)
                                                                 ========          ========
SHORT CONTRACTS
Deutsche Mark, 85,686 expiring 01/16/98.......................   $ 47,676             1,324
Deutsche Mark, 25,835 expiring 02/12/98.......................     14,397               603
Deutsche Mark, 26,249 expiring 03/16/98.......................     14,655               345
French Franc, 72,330 expiring 01/21/98........................     12,033               408
French Franc, 58,572 expiring 03/16/98........................      9,774               226
Italian Lira, 26,816,828 expiring 01/21/98....................     15,156               536
Italian Lira, 8,629,710 expiring 02/19/98.....................      4,877               181
Japanese Yen, 11,274,000 expiring 01/26/98....................     86,670            13,330
Japanese Yen, 12,895,723 expiring 01/29/98....................     99,181             7,819
Japanese Yen, 11,215,260 expiring 02/05/98....................     86,346             8,154
Japanese Yen, 8,190,980 expiring 02/26/98.....................     63,261             2,739
Netherlands Guilder, 17,462 expiring 02/19/98.................      8,639               361
Singapore Dollar, 48,302 expiring 03/05/98....................     28,435             1,464
Singapore Dollar, 14,846 expiring 03/23/98....................      8,733               267
Spanish Peseta, 365,180, expiring 02/12/98....................      2,400               100
                                                                 --------          --------
                                                                 $502,233            37,857
                                                                 ========          ========
                                                                                   $ 24,182
                                                                                   ========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen American Capital Life Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Allocation Portfolio, Domestic Income Portfolio, Emerging Growth Portfolio, Enterprise Portfolio, Global Equity Portfolio, Government Portfolio, Growth and Income Portfolio, Money Market Portfolio, Morgan Stanley Real Estate Securities Portfolio and Strategic Stock Portfolio (constituting Van Kampen American Capital Life Investment Trust, hereafter referred to as the "Trust") at December 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP



Chicago, Illinois
February 6, 1998

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
     MS Aggressive Equity
     VKAC Aggressive Growth
     MS American Value
     VKAC Comstock
     VKAC Emerging Growth
     VKAC Enterprise
     VKAC Equity Income
     VKAC Growth
     VKAC Growth and Income
     VKAC Harbor
     VKAC Pace
     VKAC Real Estate Securities
     MS U.S. Real Estate
     VKAC Utility
     MS Value
International /Global
     MS Asian Growth
     MS Emerging Markets
     MS Global Equity
     VKAC Global Equity
     MS Global Equity Allocation
     VKAC Global Managed Assets
     MS International Magnum
     MS Latin American

FIXED-INCOME FUNDS
Income
     VKAC Corporate Bond
     MS Global Fixed Income
     VKAC Global Government Securities
     VKAC Government Securities
     VKAC High Income Corporate Bond
     MS High Yield
     VKAC High Yield
     VKAC Short-Term Global Income
     VKAC Strategic Income
     VKAC U.S. Government
     VKAC U.S. Government Trust for Income
     MS Worldwide High Income
Tax Exempt Income
     VKAC California Insured Tax Free
     VKAC Florida Insured Tax Free Income
     VKAC High Yield Municipal
     VKAC Insured Tax Free Income
     VKAC Intermediate Term Municipal Income
     VKAC Municipal Income
     VKAC New York Tax Free Income
     VKAC Pennsylvania Tax Free Income
     VKAC Tax Free High Income
Capital Preservation
     VKAC Limited Maturity Government
     VKAC Prime Rate Income Trust
     VKAC Reserve
     VKAC Senior Floating Rate
     VKAC Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

 .    visit our web site at WWW.VKAC.COM--to view prospectuses, select Investors'
     Place, then Download a Prospectus
 .    call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time
     (Telecommunications Device for the Deaf users, call 1-800-421-2833)
 .    e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
Board of Trustees

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN*- Chairman


Officers

DENNIS J. MCDONNELL*
     President

RONALD A. NYBERG*
     Vice President and Secretary

EDWARD C. WOOD, III*
     Vice President and Chief Financial Officer

CURTIS W. MORELL*
     Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
     Treasurer

TANYA M. LODEN*
     Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
     Vice Presidents


Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Investment Subadviser
(Global Equity Portfolio)

MORGAN STANLEY ASSET
MANAGEMENT INC.
1585 Broadway
New York, NY 10036

Distributor

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
ONE PARKVIEW PLAZA
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

PRICE WATERHOUSE LLP
200 E. Randolph Drive
Chicago, IL 60601



* "Interested" persons of the Portfolio, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.

SM   denotes a service mark of Van Kampen American Capital Distributors, Inc.


                            TAX NOTICE TO CORPORATE
                                 SHAREHOLDERS

The following represents the percentage of 1997 income distributions paid by the designated fund which qualify for the 70% dividends received deduction for corporations:

--------------------------------------------------------------------------------
     Asset Allocation Portfolio.....................    11.53%
     Domestic Income Portfolio......................     4.53%
     Enterprise Portfolio...........................    17.65%
     Global Equity Portfolio........................     6.88%
     Growth and Income Portfolio....................    32.09%
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Trust which contains additional information on how to purchase shares and other pertinent data. After June 30, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


-----------------
    Bulk Rate
  U.S. Postage
      PAID
   VAN KAMPEN
AMERICAN CAPITAL
-----------------